UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

SEATTLE GENETICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee previously paid with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF 2020 ANNUAL MEETING AND
PROXY STATEMENT
ANNUAL MEETING
Friday, May 15, 2020
11:00 a.m. at Seattle Genetics
Corporate Headquarters Building 3
21823 – 30th Drive SE
Bothell, Washington 98021 seattle genetics

Dear Fellow Shareholders:

Seattle Genetics had a remarkable year in 2019 and entered 2020 as a multi-product oncology company. First, in collaboration with our partner Takeda, ADCETRIS® global sales exceeded $1 billion for the first time. ADCETRIS is an important medicine around the world for the treatment of patients with certain types of lymphoma. Second, we and our collaborator Astellas received FDA accelerated approval of PADCEVTM (enfortumab vedotin-ejfv) for adult patients with previously treated locally advanced or metastatic urothelial cancer, potentially changing the treatment paradigm for these patients with a high unmet need. The approval expanded our commercial portfolio and will diversify our revenues from product sales, adding to a strong ADCETRIS base. And third, we reported positive results from our tucatinib HER2CLIMB-01 pivotal trial, which supported marketing applications in the United States, Europe and other countries to treat patients with metastatic HER2-positive breast cancer. These submissions position tucatinib to be our third commercial product, if approved, and allow us to offer a new treatment option to thousands of patients globally who are in need of better therapies. In addition, we believe ADCETRIS, PADCEV and tucatinib have other therapeutic opportunities and are investing in broad development programs.

We also continue to invest in research and development as it is the engine for our future growth. We are advancing a robust pipeline of new product candidates in clinical trials, with a focus on first-in-class or best-in-class targeted therapies for cancer. The investment and execution of our strategy to develop and bring innovative therapies to market benefit patients and are the foundation for a sustainable business that we believe will result in long-term shareholder value.

In 2019, we augmented our investor relations activities with a proactive shareholder engagement effort focused on corporate governance and executive compensation. Our discussions and the feedback we received from investors provided valuable information for senior management and our Board of Directors in their planning and decision making. The discussions led to several changes to our executive compensation and corporate governance practices, which are described in this proxy statement. We look forward to continuing this valuable dialogue.

We hope that you will participate in the Annual Meeting, either by attending and voting in person or by voting via the internet, by telephone or by mail as described in this proxy statement as promptly as possible. Your vote is important.

Sincerely,

Clay B. Siegall, Ph.D. Chairman, President and Chief Executive Officer April 2, 2020

2020 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Meeting Date:	May 15, 2020	Meeting Place:*	Seattle Genetics, Inc. Building 3, 21823 – 30th Drive SE Bothell, WA 98021
Meeting Time:	11:00 a.m. (Pacific)
Record Date:	March 19, 2020

VOTING METHODS

Your vote is very important. Whether or not you expect to attend the Annual Meeting in person, please ensure your representation and the presence of a quorum at the Annual Meeting by voting via one of the methods listed below, as promptly as possible. If you are an owner of record as of the record date, you may vote via any of the following methods:

Via the Internet:	Call Toll-Free:	Mail Signed Proxy Card
www.envisionreports.com/SGEN	1-800-652-VOTE (8683)	Using the Provided Postage-Paid Envelope

If you are a beneficial owner of shares held through a broker, bank or other owner of record, you must follow the voting instructions you receive from the owner of record to vote your shares.

MEETING AGENDA

The purposes of the meeting are to:

1.	Elect the three nominees for Class I director named in the accompanying proxy statement to hold office until Seattle Genetics’ 2023 Annual Meeting of Shareholders.

2.	Approve, on an advisory basis, the compensation of Seattle Genetics’ named executive officers as disclosed in the accompanying proxy statement.

3.

Approve the amendment and restatement of the Seattle Genetics, Inc. Amended and Restated 2007 Equity Incentive Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance thereunder by 6,000,000 shares.

4.	Ratify the appointment of PricewaterhouseCoopers LLP as Seattle Genetics’ independent registered public accounting firm for the fiscal year ending December 31, 2020.

5.	Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

You can find more information about each of these items, including the nominees for directors, in the accompanying proxy statement.

By Order of the Board of Directors,

Jean I. Liu CORPORATE SECRETARY APRIL 2, 2020

*We are monitoring the emerging public health impact of the coronavirus outbreak (COVID-19). The health and well-being of our employees and shareholders are paramount. If public health developments warrant, we may need to change the location of the Annual Meeting or switch to a virtual meeting format. Any such change will be announced via press release and the filing of additional soliciting materials with the SEC.

YOUR VOTE IS IMPORTANT TO US.

PLEASE EXERCISE YOUR SHAREHOLDER RIGHT TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 15, 2019: The proxy statement and annual report to shareholders are available at http://www.edocumentview.com/SGEN.

COMPENSATION DISCUSSION AND ANALYSIS	30
Shareholder Engagement	31
Key Compensation Changes and Highlights for 2019	32
Compensation Philosophy and Objectives	32
Our Executive Compensation Practices	33
Company Overview	34
Business Highlights	34

PROXY STATEMENT SUMMARY

The following summary highlights certain information contained elsewhere in this proxy statement and does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting.

2020 MEETING INFORMATION
Meeting Date:	May 15, 2020	Meeting Place:	Seattle Genetics, Inc. Building 3, 21823 – 30th Drive SE Bothell, WA 98021
Meeting Time:	11:00 a.m. (Pacific)
Record Date:	March 19, 2020

VOTING MATTERS

Proposals		Board Vote Recommendation	See Page Number for More Detail

PROPOSAL NO. 1	Election of Class I directors	FOR EACH NOMINEE	Page 8

PROPOSAL NO. 2	Advisory vote on the compensation of our named executive officers	FOR	Page 29

PROPOSAL NO. 3

Amendment and restatement of the Seattle Genetics, Inc. Amended and Restated 2007 Equity Incentive Plan, or the 2007 Equity Plan, to, among other things, increase the aggregate number of shares of common stock authorized for issuance thereunder by 6,000,000 shares

		FOR	Page 75

PROPOSAL NO. 4	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm	FOR	Page 86

Our proxy materials, which include this proxy statement and our 2019 annual report, are first being mailed or made available to shareholders on or about April 2, 2020.

COMPANY OVERVIEW

Seattle Genetics is a global, multi-product biotechnology company that discovers, develops and commercializes transformative medicines targeting cancer to make a meaningful difference in people’s lives. We are commercializing ADCETRIS® for the treatment of several types of CD30-expressing lymphomas and PADCEVTM for the treatment of certain metastatic urothelial cancers. In addition, we have submitted marketing applications for tucatinib, our small molecule tyrosine kinase inhibitor, for patients with metastatic HER2-positive breast cancer. We are also advancing a pipeline of novel therapies for solid tumors and blood-related cancers designed to address unmet medical needs and improve treatment outcomes for patients. Many of our programs, including ADCETRIS and PADCEV, are based on our proprietary antibody-drug conjugate, or ADC, technology that utilizes the targeting ability of monoclonal antibodies to deliver cell-killing agents directly to cancer cells.

2020 PROXY STATEMENT	1

PROXY STATEMENT SUMMARY

BUSINESS HIGHLIGHTS

2019 was a transformational year during which Seattle Genetics achieved record revenues driven by continued growth of ADCETRIS product sales, increasing royalty revenues and significant progress by our collaborators that triggered several milestone payments. ADCETRIS product sales in the U.S. and Canada were $628 million in 2019, an increase of 32% over 2018, and more than double product sales in 2017. In 2020, we expect continued net sales growth of ADCETRIS, and are continuing to invest in clinical trials to further expand this important global brand.

We also realized our goal of becoming a multi-product company. In December 2019, approximately three months before the target action date, we and our partner Astellas received FDA accelerated approval of PADCEV for the treatment of previously treated metastatic urothelial cancer. Prior to approval, these patients had limited treatment options. We are also conducting additional trials to potentially expand PADCEV’s use to first-line metastatic disease and to earlier stages of bladder cancer as well as outside of bladder cancer in a range of other solid tumors. PADCEV received Breakthrough Therapy designation, or BTD, from the FDA for previously treated metastatic urothelial cancer prior to its approval and more recently received BTD for its use in combination with Merck’s Keytruda® in the first-line setting.

Additionally, in late 2019 and early 2020, we submitted marketing applications for tucatinib in the United States, Europe and other countries for the treatment of patients with metastatic HER2-positive breast cancer based on positive results from the HER2CLIMB-01 trial. The results demonstrated that the tucatinib-containing regimen improved progression-free survival, or PFS, overall survival and PFS in patients with brain metastases, along with a manageable safety profile in patients with previously treated locally advanced or metastatic HER2-positive breast cancer. The HER2CLIMB-01 data supported BTD from the FDA and the PDUFA target action date is August 20, 2020. This positions tucatinib to be our third commercial product, if approved. We are also conducting a broad tucatinib development program, including the phase 3 HER2CLIMB-02 trial for first- or second-line metastatic HER2-positive breast cancer and a potentially pivotal phase 2 trial in metastatic HER2-positive colorectal cancer.

We also continue to advance our pipeline, and in 2019 we and our partner Genmab completed enrollment in a pivotal trial of tisotumab vedotin for patients with metastatic cervical cancer. We expect to report topline data in the first half of 2020 that, if positive, could support an accelerated approval pathway with the FDA.

We continue to invest in the development of our earlier-stage pipeline with ongoing clinical trials and advancement of several new product candidates into clinical development in 2019. We have also licensed our ADC technology to other companies, which generates milestone payments and royalties to us. In 2019 and early 2020, Genentech/Roche received approval in the U.S. and the European Union for their product PolivyTM, an ADC using our technology, in the U.S. and the European Union for which we receive royalties on global sales.

As we enter 2020, we are well-positioned to continue our progress. And, while the global impact of the COVID-19 pandemic is evolving, we remain committed to delivering innovative medicines that improve outcomes for people living with cancer.

2

PROXY STATEMENT SUMMARY

BOARD OF DIRECTORS AND NOMINEES SNAPSHOT

The names of the nominees and of the directors whose terms of office will continue after the Annual Meeting, their ages as of April 2, 2020, and certain other information about them are set forth below. For more detailed information about the background of each of our directors, please see “Nominees for the Board of Directors and Continuing Directors”, below.

Director Nominee	Age	Director Since	Term Expires	Principal Occupation	Audit	Compensation	Nominating & Corporate Governance

David W. Gryska	64	2005	2020	Former Executive Vice President and Chief Financial Officer of Incyte Corporation	¡

John A. Orwin	55	2014	2020	President and Chief Executive Officer of Atreca, Inc.	●	●

Alpna H. Seth, Ph.D.	56	2018	2020	Chief Executive Officer and President of Proneurotech Inc.	●

Director

Felix J. Baker, Ph.D. Lead Independent Director	51	2003	2021	Founder and Co-Managing Member of Baker Bros. Advisors LP		¡	●

Srinivas Akkaraju, M.D., Ph.D.	52	2003	2022	Founder and Managing General Partner of Samsara BioCapital

Marc E. Lippman, M.D.	75	2000	2022	Professor of Oncology at Georgetown University Medical Center’s Lombardi Comprehensive Cancer Center			●

Clay B. Siegall, Ph.D.	59	1997	2021	President, Chief Executive Officer and Chairman of the Board of Seattle Genetics, Inc.

Nancy A. Simonian, M.D.	59	2012	2021	Chief Executive Officer of Syros Pharmaceuticals, Inc.			¡

Daniel G. Welch	62	2007	2022	Former Chairman, Chief Executive Officer and President of InterMune, Inc.		●
¡ = Committee Chair

BOARD COMPOSITION

2020 PROXY STATEMENT	3

PROXY STATEMENT SUMMARY

GOVERNANCE HIGHLIGHTS

Our Board of Directors is committed to building long-term shareholder value and maintaining sound corporate governance practices. We highlight some of our corporate governance practices below.

Number of directors	9

Percentage of directors who are independent	89%

Directors who attended at least 75% of board and committee meetings	ALL

Strong and active lead independent director	✓

100% independent audit, compensation and nominating and corporate governance committees	✓

Board and committees may engage outside advisors independent of management	✓

Annual Board self-evaluations	✓

Active shareholder engagement program	✓

Corporate governance guidelines	✓

Majority voting in uncontested elections	✓

Corporate governance guidelines formalize the consideration of diversity factors for director nominees	✓

All employees, officers and directors must adhere to a Code of Conduct and Business Ethics	✓

4

PROXY STATEMENT SUMMARY

SHAREHOLDER ENGAGEMENT

In 2019, we conducted a proactive shareholder outreach program to solicit feedback and better understand investor perspectives on operational, governance and executive compensation matters. We held discussions with a number of our shareholders in the spring before the Annual Meeting and once again in late fall. Our cross-functional team that participated in these discussions to address investors’ specific focus areas included executives from our Investor Relations, Human Resources and Legal departments as well as our Chief Financial Officer. In addition, Dr. Baker, our Lead Independent Director, who also serves as Chair of the Compensation Committee, participated in some of these discussions. Feedback from these engagement activities was shared with management and our Board of Directors to inform our goal of aligning Company interests with those of our shareholders. Investor feedback is important to us, and we are committed to continuing to engage with our shareholders in the future to understand and consider their views.

2019 SHAREHOLDER ENGAGEMENT EFFORT

SHAREHOLDER FEEDBACK

In 2019, these discussions covered a wide range of topics, including:

•	executive compensation

•	our voting standard for director elections

•	director overboarding
•	the role of our lead independent director

•	enhanced proxy statement disclosure

•	diversity of our Board of Directors

OUTCOMES OF ENGAGEMENT

The feedback from the say-on-pay vote and discussions with shareholders led to changes in 2019 to our executive compensation program and corporate governance practices, as described below.

Executive Compensation

•  Incorporated performance-based equity awards into our CEO’s long-term incentive program

•  Adopted a clawback policy for executives

•  Enhanced our scrutiny of pay-for-performance alignment in making compensation decisions

Corporate Governance

•  Adopted majority vote standard in uncontested director elections

•  Revised our policy on outside board commitments

•  Enhanced the authority and responsibilities of our lead independent director

•  Increased our disclosure on diversity at the Company

•  Enhanced the information provided in our proxy statement

2020 PROXY STATEMENT	5

PROXY STATEMENT SUMMARY

2019 COMPENSATION HIGHLIGHTS

We endeavor to maintain sound executive compensation policies and practices consistent with our executive compensation philosophy. The following table highlights some of our executive compensation policies and practices, which are structured to drive performance and align our executives’ interests with our shareholders’ long-term interests. For more detailed information, please see the discussion under “Compensation Discussion and Analysis—Our Executive Compensation Practices.”

WHAT WE DO	WHAT WE DON’T DO

Pay for Performance	No Special Health or Welfare Benefits for Executives

Significant Portion of Compensation is at Risk	No Post-Employment Tax Gross-Ups

Double-Trigger Vesting	Prohibition on Hedging and Pledging

Independent Compensation Committee	No Stock Option Repricing

Independent Compensation Advisor Reports Directly to the Compensation Committee

Annual Market Review of Executive Compensation

Stock Ownership Guidelines for Directors and Executive Officers

Multi-Year Vesting Requirements

Annual Say-on-Pay Vote

Active Shareholder Engagement Program

Clawback Policy

Cap on Annual Cash Bonuses

Minimize Inappropriate Risk Taking

Competitive Peer Group

6

PROXY STATEMENT SUMMARY

ALIGNMENT OF CEO PAY TO TOTAL SHAREHOLDER RETURN

We design our executive compensation program to align pay with company performance, and as highlighted in the charts below, there is strong alignment between the two. The charts below compare our CEO’s total compensation and our annual total shareholder return, or TSR, over the one-year and three-year periods ended December 31, 2019 to the CEO total compensation and annual TSR of our compensation peer group over the one-year and three-year periods ended December 31, 2018, which are the most recent periods for which data was available to the Compensation Committee when making pay decisions in August 2019. For more information on our pay elements and our compensation decision making process, including our compensation peer group, please see “Executive Compensation—Compensation Discussion and Analysis—Principal Elements of Pay” and “Executive Compensation—Compensation Discussion and Analysis —Compensation-Setting Process” below.

CERTAIN DEFINED TERMS

In this Proxy Statement:

•	“We,” “us,” “our”, the “Company” and “Seattle Genetics” refer to Seattle Genetics, Inc. and its wholly-owned subsidiaries on a consolidated basis;

•	“Annual Meeting” means our 2020 Annual Meeting of Shareholders;

•	“Board of Directors” or “Board” means our Board of Directors; and

•	“SEC” means the Securities and Exchange Commission.

2020 PROXY STATEMENT	7

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors is divided into three approximately equal classes with staggered three-year terms, as shown in the table below:

Director Nominee	Class	Age*	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated

David W. Gryska	I	64	Director	2005	2020	2023

John A. Orwin	I	55	Director	2014	2020	2023

Alpna H. Seth, Ph.D.	I	56	Director	2018	2020	2023

Director

Felix J. Baker, Ph.D.	II	51	Lead Independent Director	2003	2021

Clay B. Siegall, Ph.D.	II	59	President, CEO and Chairman of the Board	1997	2021

Nancy A. Simonian, M.D.	II	59	Director	2012	2021

Srinivas Akkaraju, M.D., Ph.D.	III	52	Director	2003	2022

Marc E. Lippman, M.D.	III	75	Director	2000	2022

Daniel G. Welch	III	62	Director	2007	2022

*	Ages as of April 2, 2020

If elected at the Annual Meeting, each of the above director nominees would serve until the 2023 Annual Meeting of Shareholders and until the director’s successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal.

As this is an uncontested election, each nominee for director must receive a majority of the votes cast in order to be elected, meaning the number of shares voted “for” each nominee must exceed the number of shares voted “against” such nominee.

In addition, under our Corporate Governance Guidelines, any nominee for director who receives a greater number of votes “against” his or her election than votes “for” such election is required to submit an offer of resignation for consideration by the Nominating and Corporate Governanace Committee, or the Governance Committee. In such case, the Governance Committee will then consider all of the relevant facts and circumstances and recommend to the full Board the action to be taken with respect to such offer of resignation.

If any nominee is unavailable for election due to an unexpected occurrence, such shares will be voted for the election of such substitute nominees as the Governance Committee may propose. Proxies may not be voted for a greater number of persons than the number of nominees named. Each person nominated for election has consented to being named as a nominee in this proxy statement and has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

The Board recommends a vote FOR all three of the nominees for director named above.

8

NOMINEES FOR THE BOARD OF DIRECTORS AND CONTINUING DIRECTORS

NOMINEES FOR THE BOARD OF DIRECTORS AND CONTINUING DIRECTORS

The names of the nominees and of the directors whose terms of office will continue after the Annual Meeting, their ages as of April 2, 2020, and certain other information about them are set forth below. Such information includes the specific and particular experience, qualifications, attributes or skills of each nominee and continuing director that led the Governance Committee and the Board to believe that such nominee or continuing director should continue to serve on the Board as of the date of this proxy statement.

DIRECTOR NOMINEE PROFILES

DAVID W. GRYSKA INDEPENDENT

	KEY QUALIFICATIONS	RECENT EXPERIENCE
Age: 64 Director Since: 2005 Term Expires: 2020 Committees: • Audit (Chair)

Mr. Gryska has years of experience as Chief Financial Officer at Incyte Corporation, Celgene Corporation, Scios, Inc., and Cardiac Pathways Corporation. He brings to the Board valuable and relevant experience as a senior financial executive at life sciences and biotechnology companies engaged in financings, global expansion and other strategic transactions. He also has extensive knowledge of accounting principles and financial reporting rules and regulations, tax compliance and oversight of the financial reporting processes of several large, publicly-traded corporations, which assists Mr. Gryska in fulfilling his duties as chair of our Audit Committee.

Incyte Corporation, a publicly-traded biopharmaceutical company

•  Executive Vice President and Chief Financial Officer (2014-2018; retired)

Myrexis, Inc., a publicly-traded biotechnology company

•  Chief Operating Officer and Interim Chief Executive Officer (2012)

Celgene Corporation, a publicly-traded biopharmaceutical company

•  Senior Vice President and Chief Financial Officer (2006-2010)

OTHER PUBLIC COMPANY BOARDS

•  PDL BioPharma, Inc.

•  Aerie Pharmaceuticals, Inc.

2020 PROXY STATEMENT	9

NOMINEES FOR THE BOARD OF DIRECTORS AND CONTINUING DIRECTORS

DIRECTOR NOMINEE PROFILES

JOHN A. ORWIN INDEPENDENT

	KEY QUALIFICATIONS	RECENT EXPERIENCE
Age: 55 Director Since: 2014 Term Expires: 2020 Committees: • Compensation • Audit

Mr. Orwin has many years of experience as a senior executive at leading pharmaceutical and biotechnology companies, including Atreca, Inc., Relypsa, Inc., Affymax, Inc., Genentech, Inc., and Johnson & Johnson. This gives him a strong understanding of the biotechnology industry and the challenges we must meet in order to continue developing and commercializing ADCETRIS, PADCEV and our product candidates.

Atreca, Inc., a publicly-traded biopharmaceutical company

•  President and Chief Executive Officer (2018-present)

Relypsa, Inc., now an affiliate of Vifor Pharma AG, a Swiss-listed public company

•  Chief Executive Officer (2013-2017)

Affymax, Inc., a biotechnology company

•  Board member (2011-2014)

•  Chief Executive Officer (2011-2013)

•  President and Chief Operating Officer (2010-2011)

Genentech, Inc., now a member of the Roche Group

•  Vice President and then Senior Vice President of the BioOncology Business Unit (2005-2010)

OTHER PUBLIC COMPANY BOARDS

Current

•  Atreca, Inc.

•  Retrophin, Inc.

Past 5 Years

•  Array BioPharma Inc.

ALPNA H. SETH, PH.D. INDEPENDENT

	KEY QUALIFICATIONS	RECENT EXPERIENCE
Age: 56 Director Since: 2018 Term Expires: 2020 Committees: • Audit

Dr. Seth has over 20 years of global experience in the biotechnology industry. Having held a range of leadership roles around the globe, Dr. Seth brings a breadth of experience in drug development, commercial, international operations and general management.

Proneurotech Inc., a private biotechnology company

•  Chief Executive Officer and President (2019-present)

Vir Biotechnology, Inc., a private biopharmaceutical company

•  Chief Operating Officer (2017-2019)

Biogen, Inc., a publicly-traded biotechnology company

•  Senior Vice President and Global Head of the Biosimilars Global Business Unit (2014-2017)

•  Range of leadership roles in business development, drug development and commercial (1998-2014)

OTHER PUBLIC COMPANY BOARDS

•  Bio-Techne Corporation

10

NOMINEES FOR THE BOARD OF DIRECTORS AND CONTINUING DIRECTORS

CONTINUING DIRECTOR PROFILES

FELIX J. BAKER, PH.D. LEAD INDEPENDENT DIRECTOR

	KEY QUALIFICATIONS	RECENT EXPERIENCE
Age: 51 Director Since: 2003 Term Expires: 2021 Committees: • Compensation (Chair) • Governance

As a board member and investor in many successful biotechnology companies, Dr. Baker is able to draw on his experience and vision in investing in and building companies to add significant value to Board of Directors discussions and company strategy.

Baker Bros. Advisors LP, a biotechnology investment firm

•  Founder and Co-Managing Member (2000-present)

OTHER PUBLIC COMPANY BOARDS

Current

•  Alexion Pharmaceuticals, Inc.

•  Kiniksa Pharmaceuticals, Ltd.

•  Kodiak Sciences Inc.

Past 5 Years

•  Synageva BioPharma Corp.

•  Genomic Health, Inc.

SRINIVAS AKKARAJU, M.D., PH.D. INDEPENDENT

	KEY QUALIFICATIONS	RECENT EXPERIENCE
Age: 52 Director Since: 2003 Term Expires: 2022

Dr. Akkaraju has a strong scientific background coupled with extensive experience in private equity and venture capital investing from his work at J.P. Morgan, Panorama Capital, New Leaf Venture Partners, Sofinnova Ventures and Samsara BioCapital. This combination allows for Dr. Akkaraju to thoroughly understand our technology and provide strong business and strategic expertise.

Samsara BioCapital, a venture capital firm

•  Founder and Managing General Partner (2017-present)

Sofinnova Ventures, a venture capital firm

•  General Partner (2013-2016)

New Leaf Venture Partners, an investment firm

•  Managing Director (2009-2013)

OTHER PUBLIC COMPANY BOARDS

Current

•  Intercept Pharmaceuticals, Inc.

•  Syros Pharmaceuticals, Inc.

•  Aravive, Inc.

Past 5 Years

•  Principia Biopharma, Inc.

•  aTyr Pharma, Inc.

•  ZS Pharma Inc.

2020 PROXY STATEMENT	11

NOMINEES FOR THE BOARD OF DIRECTORS AND CONTINUING DIRECTORS

CONTINUING DIRECTOR PROFILES

MARC E. LIPPMAN, M.D. INDEPENDENT

	KEY QUALIFICATIONS	RECENT EXPERIENCE
Age: 75 Director Since: 2000 Term Expires: 2022 Committees: • Governance

Dr. Lippman’s extensive experience in treating patients and conducting oncology research at the National Cancer Institute and at the medical schools of the University of Miami, the University of Michigan and Georgetown University provides an important patient perspective and focus on innovation in our development of targeted oncology therapies.

Georgetown University Medical Center’s Lombardi Comprehensive Cancer Center

•  Professor of Oncology (2018-present)

University of Miami Leonard M. Miller School of Medicine

•  Kathleen and Stanley Glaser Professor of Medicine and Chairman of the Department of Medicine (2017-2018)

•  Deputy Director of the Sylvester Comprehensive Cancer Center (2008-2017)

OTHER PUBLIC COMPANY BOARDS

•  None

CLAY B. SIEGALL, PH.D. CHAIRMAN OF THE BOARD

	KEY QUALIFICATIONS	RECENT EXPERIENCE
Age: 59 Director Since: 1997 Term Expires: 2021

Dr. Siegall’s experience in founding and building Seattle Genetics is integral to our success and our mission. His scientific understanding along with his corporate vision and operational knowledge provide strategic insights to our Board of Directors.

Seattle Genetics, Inc.

•  Chairman of the Board (2004-present)

•  Chief Executive Officer (2002-present)

•  President (2000-present)

•  Chief Scientific Officer (1997-2002)

•  Co-founder (1997-present)

OTHER PUBLIC COMPANY BOARDS

Current

•  Ultragenyx Pharmaceutical Inc.

Past 5 Years

•  Alder BioPharmaceuticals, Inc.

•  Mirna Therapeutics, Inc.

12

NOMINEES FOR THE BOARD OF DIRECTORS AND CONTINUING DIRECTORS

CONTINUING DIRECTOR PROFILES

NANCY A. SIMONIAN, M.D. INDEPENDENT

	KEY QUALIFICATIONS	RECENT EXPERIENCE
Age: 59 Director Since: 2012 Term Expires: 2021 Committees: • Governance (Chair)

As a current and former senior executive of several other biotechnology companies, including Syros Pharmaceuticals, Inc., Millennium Pharmaceuticals, Inc. and Biogen, Dr. Simonian possesses a strong understanding of the biotechnology industry and the development and commercialization of our product candidates. Her knowledge of late-stage product development, as former Chief Medical Officer of Millennium Pharmaceuticals, Inc., and her understanding of patient perspectives, as a medical doctor, bring important insights to our Board of Directors.

Syros Pharmaceuticals, Inc., a publicly-traded life sciences company

•  Chief Executive Officer (2012-present)

Millennium Pharmaceuticals, Inc., an affiliate of The Takeda Oncology Company

•  Chief Medical Officer (2006-2011)

OTHER PUBLIC COMPANY BOARDS

Current

•  Evelo Biosciences

•  Syros Pharmaceuticals

DANIEL G. WELCH INDEPENDENT

	KEY QUALIFICATIONS	RECENT EXPERIENCE
Age: 62 Director Since: 2007 Term Expires: 2022 Committees: • Compensation

Mr. Welch’s global commercial background and strong senior executive experience at a wide range of biotechnology companies, including previously serving as Chairman and Chief Executive Officer of two publicly-traded biotechnology companies, InterMune, Inc. and Triangle Pharmaceuticals, Inc. gives him insight into strategy and planning for a biopharmaceutical company that is valuable to our senior management and our Board of Directors.

Sofinnova Ventures, a venture capital firm

•  Executive Partner (2015-2018; retired)

InterMune, Inc., a publicly-traded biotechnology company

•  Chief Executive Officer and President (2003-2014)

•  Chairman of the Board (2007-2014)

OTHER PUBLIC COMPANY BOARDS

Current

•  Intercept Pharmaceuticals, Inc.

•  Ultragenyx Pharmaceuticals, Inc. (Chairman of the Board)

Past 5 Years

•  Hyperion Therapeutics

•  Avexis, Inc.

2020 PROXY STATEMENT	13

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Our Board of Directors is committed to building long-term shareholder value and maintaining sound corporate governance practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our processes, policies and procedures in light of such developments.

DIRECTOR INDEPENDENCE; AUDIT COMMITTEE FINANCIAL EXPERT

Our Board of Directors has determined that all of our directors are independent directors within the meaning of Rule 5605(a)(2) of the Nasdaq listing standards, except for Clay B. Siegall, our President and Chief Executive Officer. In making this determination, our Board of Directors considered Dr. Baker’s role as a Co-Managing Member of Baker Brothers Investments, and the relationship Seattle Genetics has with Baker Brothers Investments and affiliated entities as significant shareholders in making the determination that Dr. Baker is independent.

Our Board of Directors has also determined that all of the members of the Compensation Committee currently serving are independent under the additional criteria for members of the Compensation Committee under the Nasdaq listing standards. In the case of Dr. Baker, our Board of Directors determined that, given his affiliation with our largest shareholder, his interests are aligned with other shareholders in seeking an appropriate executive compensation program for Seattle Genetics. In addition, the Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of Rules 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards and that Mr. Gryska is an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. There are no family relationships among any of the directors or executive officers of Seattle Genetics.

BOARD LEADERSHIP STRUCTURE

Our Board of Directors has chosen to combine the principal executive officer and Board chairman positions and, in addition, has appointed a separate lead independent director. Dr. Siegall has served as our principal executive officer and Board chairman since 2004. At the present time, the independent directors believe that Dr. Siegall’s in-depth knowledge of our operations and vision for our development make him the best-qualified director to serve as Board chairman. We believe that combining the positions of chief executive officer and Board chairman provides a single, clear chain of command to execute our strategic initiatives and business plans. In addition, we believe that a combined chief executive officer/Board chairman is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. We also believe that it is advantageous to have a Board chairman with an extensive history with and knowledge of Seattle Genetics (as is the case with our chief executive officer) as compared to an independent Board chairman with less direct involvement.

Under our Corporate Governance Guidelines, when the Board chairman also serves as our chief executive officer or as another executive officer of Seattle Genetics, the Board may designate an independent director who acts as a lead independent director. The position of lead independent director has been structured to serve as an effective balance to a combined chief executive officer/Board chairman. In addition, we believe that having a lead independent director, who is independent of management, creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management’s actions are in the best interests of Seattle Genetics and its shareholders. Since February 2005, Felix J. Baker has served as the lead independent director of the Board. His formal and informal duties include, among others:

•	providing leadership to the Board complementary to the Board chairman;

•	working with the Board chairman and Corporate Secretary to set the agenda for Board meetings;

•	serving as the principal liaison between the independent directors and the Board chairman;

•	calling meetings of the independent directors;

•	chairing meetings of independent directors without management present;

•	chairing Board meetings if the Board chairman is not in attendance;

•	if requested by shareholders, ensuring that he is available, when appropriate, for consultation and direct communication; and

•	reviewing and providing input on Board meeting schedules.

14

CORPORATE GOVERNANCE

In addition, as chair of our Compensation Committee, Dr. Baker provides additional oversight of management by leading the annual evaluation of the pay and performance of our chief executive officer and our other executive officers.

DIRECTOR COMMITMENTS

Our Board believes that all members of the Board must have sufficient time and attention to devote to Board duties and to otherwise fulfill the responsibilities required of directors. Over the past year, our Governance Committee reviewed institutional and proxy advisory firms’ policies on director time commitments and reviewed the policies of peers and other public companies. We also discussed this topic during investor engagements.

Based on this information, our Governance Committee and Board revised our Corporate Governance Guidelines as outlined below. All of our directors are in compliance with our policy.

Director who also serves as a Section 16 executive officer of a public company	≤2 public company boards in addition to our Board unless approved in advance by our Board

Director who is not an Executive Officer	≤4 public company boards in addition to our Board unless approved in advance by the Board

Non-employee directors are required to notify the Governance Committee if they:

•	retire from their executive positions at outside companies

•	change the position they held when they became a member of the Board

•	join the board of a private or public company.

The Governance Committee will review the appropriateness of continued Board membership under the circumstances and the affected director will be expected to act in accordance with the Governance Committee’s recommendation.

In recommending to the full Board the re-election of Mr. Orwin, the members of the Governance Committee considered the Company’s policy as well as the policies at a few of the Company’s major shareholders regarding the number of outside boards on which an active CEO should participate. In addition to our Board, Mr. Orwin serves on the boards of directors of two other public companies: Retrophin and Atreca, where he also serves as CEO and President.

Our Governance Committee and Board believe that Mr. Orwin has demonstrated, and will continue to demonstrate, the ability to dedicate sufficient time to carry out his Board duties effectively and believes that it is in the Company’s best interest that he continue to serve as a director for the following reasons:

•

Mr. Orwin has served on our Board for over six years and has assured our Board that he is fully committed to continuing to dedicate the appropriate amount of time to fulfill his duties as a member of the Board and Compensation Committee.

•

Mr. Orwin’s experience in senior management positions in the pharmaceutical industry provides significant industry knowledge and commercial, operational and management expertise to our Board. His experience on the boards of directors of other public companies will continue to benefit us by providing him with insight and experience that enhances his value to our Board.

•	Mr. Orwin’s attendance record demonstrates his commitment to our board, participating in 100% of Board meetings and 100% of Compensation committee meetings for the past three years.

•

Mr. Orwin is consistently prepared and has exemplary participation at meetings of the Board and Compensation Committee, and he contributes significantly to discussions and decision making. He is also appropriately engaged with management and the other members of the Board outside of meetings of the Board and Compensation Committee.

•

Each of Atreca and Retrophin is a pharmaceutical company headquartered in California. Mr. Orwin has attended 100% of the board meetings of Retrophin since he joined the board in 2017. He has also attended 100% of the board and committee meetings of Atreca since he joined in 2018. As reported in their respective annual reports on Form 10-K for the year ended December 31, 2019, Atreca and Retrophin had only 113 and 221 full-time employees, respectively, as of the dates specified therein.

2020 PROXY STATEMENT	15

CORPORATE GOVERNANCE

•	Mr. Orwin does not serve on the boards of any privately-held companies and as a result his only other director commitments are limited to Atreca and Retrophin.

Based on all of the above considerations, our Governance Committee and Board believe that Mr. Orwin’s re-election is in the best interest of Seattle Genetics.

In addition to our Board, Dr. Simonian serves on the boards of directors of two other public companies: Evelo Biosciences, Inc., or Evelo, and Syros Pharmaceuticals, Inc., or Syros, where she also serves as CEO and President. However, our Board does not believe that Dr. Simonian’s outside boards or other commitments negatively impact her ability to devote sufficient time and attention to her duties as a director of Seattle Genetics based on her perfect attendance record both at our Board and Governance Committee meetings and at Evelo and Syros board meetings, and the high quality of her contributions to our Board and her leadership of our Governance Committee. In addition, the perspective and experience that Dr. Simonian continues to gain through both her role as a pharmaceutical company CEO and her leadership on two other pharmaceutical company boards enhances her ability to provide insightful and strategic contributions as a director of Seattle Genetics.

BOARD COMMITTEES

The Board has a standing Audit Committee, Compensation Committee and Governance Committee, each of which is made up solely of independent directors. Each of these committees operates under a written charter setting forth the functions and responsibilities of the committee, which is available on our website at www.seattlegenetics.com.

AUDIT COMMITTEE

Chair: David W. Gryska Other Members: John A. Orwin Alpna H. Seth	KEY FUNCTIONS

•  appoint and establish the fees for our independent registered public accounting firm;

•  review and approve the procedures we use to prepare our periodic and annual reports;

•  review and discuss with management and our independent auditor our quarterly earnings release, financial statements, and related periodic SEC filings;

•  review our critical accounting policies and critical audit matters;

•  review the independence of the independent registered public accounting firm in accordance with the Public Company Accounting Oversight Board;

•  monitor the effectiveness of the audit effort; and

•  oversee our financial and accounting organization and our system of internal accounting controls.

16

CORPORATE GOVERNANCE

COMPENSATION COMMITTEE

Chair: Felix J. Baker Other Members: John A. Orwin Daniel G. Welch	KEY FUNCTIONS

•  review and advise the Board regarding the performance of the CEO and other executive officers;

•  review overall corporate performance against goals and determine corporate payout factor used for annual executive and nonexecutive bonuses;

•  review and determine the compensation to be paid to the Company’s executive officers;

•  establish and administer our policies regarding annual executive salaries, cash incentives and long-term equity incentives;

•  oversee our equity plans, long-term incentive plans, executive bonus plan and other compensation policies, plans and programs;

•  review with management our Compensation Discussion and Analysis; and

•  review the compensation paid to our directors.

GOVERNANCE COMMITTEE

Chair: Nancy A. Simonian Other Members: Felix J. Baker Marc E. Lippman	KEY FUNCTIONS

•  identify and evaluate individuals qualified to serve as members of the Board of Directors and consider board composition, including evaluating incumbent directors for re-election;

•  recommend nominees to the Board for election as directors of Seattle Genetics and appointment as members of the committees of the Board of Directors;

•  develop and make recommendations to the Board regarding the Company’s Corporate Governance Guidelines and provide oversight with respect to corporate governance and ethical conduct; and

•  oversee an annual evaluation of the performance of the Board.

BOARD AND COMMITTEE MEETINGS AND ATTENDANCE

The Board met seven times and acted by written consent one time during 2019. On at least a quarterly basis, the Board meets in executive sessions of independent directors without management present. During 2019, the Audit Committee held six meetings, the Compensation Committee held seven meetings and acted by written consent three times and the Governance Committee met once and acted by written consent one time. Each of our directors attended at least 75% of the aggregate of Board and applicable committee meetings on which he or she served during 2019.

Although we do not have a formal policy regarding attendance by members of the Board of Directors at our Annual Meetings of Shareholders, directors are encouraged to attend. However, due to scheduling conflicts we held a meeting of the Board of Directors two weeks prior to our 2019 annual meeting of shareholders and as a result, with the exception of Dr. Siegall, none of our directors then serving attended the 2019 annual meeting of shareholders.

BOARD RISK OVERSIGHT

Our Board of Directors has overall responsibility for risk oversight with a focus on the most significant risks facing Seattle Genetics. Throughout the year, the Board and the committees to which it has delegated responsibility dedicate a portion of their meetings to reviewing and discussing specific risk topics in greater detail. Strategic and operational risks are presented and discussed in the context of the Chief Executive Officer’s report on operations to the Board at regularly scheduled Board meetings and at presentations to the Board and its committees by the respective

2020 PROXY STATEMENT	17

CORPORATE GOVERNANCE

committee chairs, our Chief Financial Officer, our General Counsel and Executive Vice President, Legal Affairs, and other officers. In addition, management periodically reports to the Board on enterprise risk management. Our Board also retains responsibility for assessment of succession-related risks and succession planning.

The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

Audit Committee

•  Reviews and oversees risks related to cybersecurity and compliance matters, including but not limited to, Foreign Corrupt Practices Act compliance.

•  Reviews and oversees related-party transactions on behalf of Seattle Genetics.

Compensation Committee

•  Evaluates the risks and rewards associated with our compensation philosophy and programs.

•  Reviews and approves compensation programs with features that mitigate risk without diminishing the  incentive nature of the compensation. For more detail see “Compensation of Executive Officers—Compensation Discussion and Analysis—Compensation and Risk,” below in this proxy statement.

•  Discusses with management the procedures that have been put in place to identify and mitigate potential  risks in compensation.

Governance Committee	• Oversees risks related to Seattle Genetics’ governance structure and processes, board composition, refreshment and committee leadership.

In addition, our General Counsel and Executive Vice President, Legal Affairs works with our committees and Board to develop risk identification, risk management and risk mitigation strategies and reports periodically to the Board and the committees on Seattle Genetics’ risk profile and various management and mitigation strategies.

COMPENSATION COMMITTEE PROCESS AND PROCEDURES

Information on the Compensation Committee’s processes and procedures for consideration of executive compensation are addressed in “Compensation Discussion and Analysis” below. For information regarding our processes and procedures for the consideration and determination of director compensation, please see “Director Compensation” below. In accordance with its charter, the Compensation Committee may delegate any of its authority or responsibility as appropriate, except to the extent inconsistent with any applicable laws and rules, including the Nasdaq listing standards. Our compensation committee does not, however, delegate any of its functions to others in determining or recommending executive or director compensation.

BOARD REFRESHMENT

Under our Corporate Governance Guidelines, our Governance Committee is responsible for assessing the appropriate balance of experience, skills and characteristics required of the Board. In this regard, our Governance Committee identifies and evaluates individuals qualified to serve as Board members, including evaluating incumbent directors for re-election, and recommends to the Board nominees for election as directors. On an annual basis, our Governance Committee assesses the qualities, experiences, skills and attributes that qualify each director to be a member of the Board in light of our business structure and long-term strategy and assesses the committee’s effectiveness in diversifying the Board. Our Governance Committee also oversees an annual Board self-evaluation process. Director responses are collated into a summary by an outside third party, and the results are discussed with the full Board.

CRITERIA FOR BOARD MEMBERSHIP AND NOMINATION PROCESS

The Governance Committee assesses many characteristics and diversity considerations when reviewing director candidates and these characteristics are set forth in our Corporate Governance Guidelines. Among the characteristics to be considered are:

•	professional background,

•	depth and breadth of experience,

•	wisdom,

•	sound business judgment,

18

CORPORATE GOVERNANCE

•	integrity,

•	collegiality,

•	ability to make independent analytical inquiries,

•	understanding of the Company’s business environment,

•	familiarity with the biotechnology industry,

•	willingness to devote adequate time to Board duties,

•	the interplay of the candidate’s experience and skills with those of other Board members, and

•	the extent to which a candidate would be a desirable addition to the Board and any committees of the Board.

In determining whether to recommend a director for re-election, the Governance Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board and its committees, as well as the nature and time involved in a director’s service on other boards. In 2019, we amended our Corporate Governance Guidelines to provide that the Governance Committee seeks nominees with:

•	a broad range of experience, viewpoints, professions, skills, geographic representations and backgrounds and

•	a diversity of race, ethnicity, gender, age and culture.

We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities and should represent an appropriate balance between institutional knowledge and fresh perspectives.

The Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If there is a vacancy on the Board as a result of a resignation or otherwise, or if the Board decides not to nominate a member for re-election or decides to add a member to the Board, the Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above and the Board’s needs. Current members of the Board are asked to submit suggestions as to individuals meeting the criteria described above.

SHAREHOLDER DIRECTOR NOMINATIONS AND RECOMMENDATIONS

In accordance with our bylaws and applicable law, nominations for directors may be made by any shareholder of record entitled to vote for the election of directors at shareholder meetings held for such purpose. The requirements a shareholder must follow for nominating persons for election as directors are set forth in our bylaws and under the heading “Frequently Asked Questions and Other Information—When are proposals and nominations due for the 2021 Annual Meeting?” below in this proxy statement.

The Governance Committee will also consider director candidates recommended by shareholders. In order to recommend director candidates to the Governance Committee, shareholders should follow the procedures in our bylaws for director nominations. If a shareholder complies with these procedures for recommending persons for

2020 PROXY STATEMENT	19

CORPORATE GOVERNANCE

election as directors, the Governance Committee will conduct the appropriate and necessary inquiries into the backgrounds, qualifications and skills of the recommended candidates and, in the exercise of the Governance Committee’s independent judgment in accordance with the policies and procedures adopted in the Governance Committee’s charter, will determine whether to recommend the candidate(s) recommended by the shareholders to the Board for inclusion in the list of candidates for election as directors at the next shareholder meeting held to elect directors. The Governance Committee does not intend to alter the manner in which it evaluates director candidates based on whether or not the candidate was recommended by a shareholder.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Our Board of Directors currently does not have a formal process for shareholders to send communications to the Board of Directors. Nevertheless, efforts are made to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders on a timely basis. The Board does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board. Shareholders wishing to formally communicate with the Board of Directors may send communications directly to Seattle Genetics, Inc., Attention: Investor Relations, 21823 – 30th Drive SE, Bothell, Washington 98021, and the communication will be forwarded, as appropriate. If the communication regards a shareholder proposal to be considered at an annual meeting of shareholders, the methods and timing for submitting a shareholder proposal are covered under the heading “Frequently Asked Questions and Other Information—When are proposals and nominations due for the 2021 Annual Meeting?”

MAJORITY VOTING IN UNCONTESTED ELECTIONS

In January 2020, the Board amended and restated our bylaws to implement a majority voting standard in uncontested director elections, instead of plurality voting. Under the Amended and Restated Bylaws, in uncontested elections, a director must be elected by a majority of the votes cast with respect to the election of such director (meaning the number of shares voted “for” such nominee’s election must exceed the number of votes cast “against” his or her election) at any meeting for the election of directors at which a quorum is present. However, in the event of a contested election of directors, directors shall be elected by the highest number of votes, or a plurality of votes, cast.

In addition, under our Corporate Governance Guidelines, any nominee for director who receives a greater number of votes “against” his or her election than votes “for” such election is required to submit an offer of resignation for consideration by the Governance Committee. In such case, the Governance Committee will then consider all of the relevant facts and circumstances and recommend to the full Board the action to be taken with respect to such offer of resignation.

BOARD CLASSIFICATION

The Board believes that there is no single approach to corporate governance that is appropriate for all companies and that the key consideration in determining whether to implement a particular governance practice is whether that practice promotes the interests of shareholders, taking into account the specific circumstances of Seattle Genetics. While the Board acknowledges that declassification proposals have received popular support, the Board has reviewed the rationale for its current classified structure and continues to believe that a classified board is the appropriate board structure for Seattle Genetics at this time and is in the best interest of our shareholders for the reasons set forth below:

•

Long-Term Focus. The Board believes that a classified board encourages directors to look to the long-term best interest of Seattle Genetics and our shareholders by strengthening the independence of non-employee directors against the often short-term focus of certain investors and special interests.

•

Continuity of Board Leadership. A classified board allows for a greater amount of stability and continuity, providing institutional perspective and knowledge both to management and other directors in a time of rapid growth and transformation for Seattle Genetics. In addition, the development and commercialization of pharmaceuticals is complex and requires significant expertise. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our Board who are fully immersed in and knowledgeable about our highly technical business, including our relationships with our current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the biotechnology and pharmaceutical industries. Each year the Governance Committee reviews the qualifications and performance of the directors prior to nominating

20

CORPORATE GOVERNANCE

them to stand for re-election. We believe the benefit of a classified board to Seattle Genetics and our shareholders comes not from continuity alone—but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term shareholder interests.

•

Unsolicited Takeover Protection. A classified board can reduce vulnerability to potential abusive takeover tactics by encouraging persons seeking control of Seattle Genetics to negotiate with the Board and thereby better positioning the Board to negotiate effectively on behalf of all shareholders. Because less than a majority of directors stand for election at each annual meeting under a classified board structure, a hostile bidder could not simply replace a majority of the Board at a single annual meeting with directors aligned with the hostile bidder’s own interests, thereby gaining control of Seattle Genetics without paying a fair market price to all shareholders. Rather, in the interests of fairness to shareholders as a whole, having a classified board encourages the hostile bidder to negotiate directly with the Board on a potential transaction.

In sum, Seattle Genetics has benefited from the independence and continuity of experienced leadership provided by our Board of Directors under the classified structure, and we believe these factors have been critical drivers of the significant growth in shareholder value that Seattle Genetics has generated over time.

SUCCESSION PLANNING

Succession planning is an important part of planning for the long-term success of our business. Under our Corporate Governance Guidelines, our Board is responsible for CEO succession planning, and they discuss CEO and executive officer performance and succession in executive session. In addition, our CEO and senior executives discuss future candidates for leadership positions at all levels within our organization.

CORPORATE GOVERNANCE GUIDELINES

As a part of the Board’s commitment to building long-term shareholder value and maintaining sound corporate governance, the Board has adopted a set of Corporate Governance Guidelines, which guides the operation of the Board and its committees. Our Corporate Governance Guidelines cover, among other topics, Board composition, structure and functioning, including our director resignation policy, Board membership criteria, director independence, Board self-evaluations, committees of the Board, Board access to management and independent advisers, stock ownership guidelines for members of the Board and our executive officers, and succession and leadership development. A copy of the Corporate Governance Guidelines can be viewed on our website at www.seattlegenetics.com.

STOCK OWNERSHIP GUIDELINES

Our Corporate Governance Guidelines include stock ownership guidelines for our directors and executive officers. For more information about these guidelines, please see “Director Compensation—Director Stock Ownership Guidelines” and “Compensation of Executive Officers—Compensation Discussion and Analysis—Stock Ownership Guidelines” below.

CODE OF CONDUCT AND BUSINESS ETHICS

The Board of Directors has adopted a Code of Conduct and Business Ethics, or the Code of Ethics, for all directors, officers and employees of Seattle Genetics, Inc. A copy of the Code of Ethics can be viewed on our website at www.seattlegenetics.com. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Ethics by posting such information on our website at the website address specified above.

WHISTLEBLOWER POLICY

Seattle Genetics has adopted a Whistleblower Policy applicable to its employees that provides for protection from retaliation or discrimination by Seattle Genetics due to reporting issues relating to concerns involving questionable accounting or auditing matters and compliance with applicable laws and regulations.

2020 PROXY STATEMENT	21

CORPORATE GOVERNANCE

PROHIBITIONS ON HEDGING, PLEDGING AND SHORT-TERM SPECULATIVE TRANSACTIONS

Under the terms of our insider trading policy, no employees (including executive officers) of Seattle Genetics or its subsidiaries, members of our Board or consultants who know or have access to material information regarding Seattle Genetics that has not been fully disclosed to the public may engage in any hedging or monetization transactions relating to Seattle Genetics or its securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, nor may any of these persons engage in short-term speculative transactions involving Seattle Genetics securities (or derivatives of Seattle Genetics securities), including short sales and the buying and selling of put or call options. In addition, none of these persons may hold Seattle Genetics securities in a margin account or otherwise pledge Seattle Genetics securities as collateral for a loan.

22

CORPORATE GOVERNANCE

CORPORATE RESPONSIBILITY

At Seattle Genetics, we are committed to developing transformative medicines for patients with cancer in a socially responsible and sustainable manner. We are dedicated to providing patients access to our medicines and education about their disease. We also believe that fostering a culture of inclusion with diverse perspectives and operating with integrity are key to our success. We continue to support the community both locally and through nonprofits that are dedicated to patients and advancing research. Finally, as grow, we are striving to limit our environmental impact and operate in an increasingly sustainable manner.

PATIENTS	EMPLOYEES & COMMUNITY	ENVIRONMENT

Providing patients with safe and effective medicines as well as supporting patient advocacy and education through philanthropic donations	Continuing to be an employer of choice by promoting an inclusive and rewarding workplace and being a good corporate citizen in the communities where we operate	Seeking to operate our business in a sustainable manner and aligning with suppliers that we believe share our vision

✓  Assisting patients with access to our medicines through financial reimbursement support through our SeaGen Secure program

✓  Supporting patient advocacy organizations to help patients learn more about their disease states and find a community

✓  Improving patients’ lives through scientific excellence by seeking to develop therapies for areas of significant unmet need

✓  Working to ensure that our supply chain meets or exceeds good manufacturing practices (GMP) as well as U.S. Food & Drug Administration, European Medicines Agency, Occupational Health and Safety Act (OHSA) and Environmental Protection Agency (EPA) standards

✓  Continuing to foster a diverse and inclusive workforce at all levels. As of the end of 2019:

o   57% of our workforce was female and 30% were racially/ethnically diverse

o   38% of our leadership (Executive Director and above) were female and 18% were racially/ethnically diverse

✓  Proactively seeking feedback from employees, including a 97% completion rate of the 2019 Employee Engagement survey

o   97% of those responding agreed that the Company’s values are important for achieving our mission of improving lives of people with cancer and 94% are personally committed to fulfilling our vision

✓  Expanding philanthropic and volunteer opportunities in support of environmental, cancer and other nonprofits through our Employee Impact Committee

✓  Educating our employees on adherence to our Code of Conduct and Business Ethics and seeking partners who share our Standards for Suppliers

✓  Focusing on improving energy, water and waste management practices

✓  Enhancing a sustainability reporting framework with specific targets for reducing our water and energy use, carbon emissions and waste

✓  Continuing to make available and promote to employees environmentally friendly options such as alternative commute options and electric vehicle charging stations

✓  Implementing and maintaining a risk management process and internal controls designed to comply with our policy on Environmental, Health and Safety (EHS) management. Identifying and seeking to manage EHS risks and issues in line with principles of good governance and tiered accountability.

2020 PROXY STATEMENT	23

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

The responsibility for reviewing director compensation and recommending changes to the Board is vested in the Compensation Committee per its charter. The Compensation Committee reviews our director compensation against the director compensation of our peer group companies annually, as described below under “—Processes and Procedures for Determining Director Compensation”.

CASH COMPENSATION

Our non-employee directors receive an annual cash retainer for service on the Board, plus reimbursement for out-of-pocket expenses incurred in connection with attendance at Board and Board committee meetings, as well as additional retainers for service as our Lead Independent Director or service on committees of the Board. In March 2019, on the recommendation of the Compensation Committee based on a review of our peer group companies, the retainers for service on the Board and Board committees were revised as follows:

Service	Previous Annual Cash Compensation	New Annual Cash Compensation

Non-Employee Director	$50,000	$55,000

Lead Independent Director	$25,000	$37,500

	Chair	Member	Chair	Member

Audit Committee	$20,000	$10,000	$25,000	$12,000

Compensation Committee	$15,000	$8,000	$20,000	$10,000

Governance Committee	$10,000	$5,000	$15,000	$6,500

In January 2020, on the recommendation of the Compensation Committee based on a review of our peer group companies, the annual cash retainer for service as a non-employee director was further revised from $55,000 to $60,000 and the annual retainer for service as Chair of the Compensation Committee was further revised from $20,000 to $22,000.

If a non-employee director has not served on the Board or a Board committee for the full year, the Board and any applicable Board committee retainers will be prorated for the portion of the year served.

EQUITY COMPENSATION

Our Board has established a policy of providing each new non-employee director of Seattle Genetics an initial grant of stock options and restricted stock units, or RSUs, under our 2007 Equity Plan. These initial awards are granted effective on the date on which a recipient first becomes a non-employee director of Seattle Genetics. In addition, effective on the date of each annual meeting of shareholders, each non-employee director receives an annual grant of stock options and RSUs under the 2007 Equity Plan if, on such date, he or she has served on the Board for at least six months prior to such date. In 2019, on the recommendation of the Compensation Committee based on a review of our peer group companies, our Board revised its policy regarding the initial and annual grants to non-employee directors to provide value-based awards instead of share-based awards, which we provided in the past.

	Target Value of Option Award (1)	Target Value of RSU Award (2)	Total Target Value of Award

Initial grant	$300,000	$300,000	$600,000

Annual grant	$200,000	$200,000	$400,000
(1)

The actual number of shares underlying each option grant is calculated based on an approximation of the target award value based on the average stock price during the 30 calendar days preceding the effective date of the grant and using the Black Scholes methodology for stock option valuation.

(2)

The actual number of shares underlying each RSU grant is calculated by dividing the target value of the RSU award by the average stock price during the 30 calendar days preceding the effective date of the grant.

In 2019, each of our non-employee directors received an annual option grant to purchase 7,038 shares of common stock and an annual RSU grant covering 2,963 shares of common stock, effective on the date of our 2019 annual meeting.

24

DIRECTOR COMPENSATION

The exercise price of options granted to our directors is equal to the fair market value of our common stock on the Nasdaq Global Select Market on the effective date of grant. Options granted to non-employee directors under the 2007 Equity Plan and the 2000 Directors’ Stock Option Plan, or the Directors’ Plan, have ten year terms and remain exercisable for up to three months following the grantee’s termination of service, unless such termination is a result of death or disability, in which case the options remain exercisable for up to a twelve-month period (or such lesser period as is determined by the Board).

The initial option grants vest as to 25% of the underlying shares on the first anniversary of the grant date and ratably thereafter on a monthly basis until such grant is fully vested on the fourth anniversary of the grant date, and the initial RSU grant vests as to 25% per year over a four year period on the anniversaries of the vesting commencement date, subject in both cases to continued service. The annual option and RSU awards made to each of our eligible directors in 2019 will vest on May 20, 2020. In addition, all non-employee directors would receive full acceleration of vesting of any outstanding options or RSU awards under the 2007 Equity Plan and the Directors’ Plan, as applicable, immediately prior to a change in control of Seattle Genetics.

DIRECTOR STOCK OWNERSHIP GUIDELINES

In order to align the interests of the directors with Seattle Genetics’ shareholders, our Corporate Governance Guidelines state that all non-employee directors should, not later than December 31st of the year during which the applicable director achieves his or her fifth anniversary as a non-employee director, own, directly or indirectly, a number of shares of Seattle Genetics common stock with a value not less than three times the annual cash retainer paid by Seattle Genetics to such director for service on the Board, and thereafter such director should continue to own a number of shares with such value until he or she is no longer a director. The Compensation Committee used December 31, 2019 as the date to assess compliance with these director ownership guidelines. All of our non-employee directors serving as of such date were in compliance with these guidelines or had not yet reached the applicable deadline for compliance.

PROCESSES AND PROCEDURES FOR DETERMINING DIRECTOR COMPENSATION

In January 2019, Compensia, Inc., or Compensia, our Compensation Committee’s compensation consultant at that time, conducted an analysis to compare our director compensation to the director compensation of the peer group of companies approved by our Compensation Committee, with input from senior management and Compensia, in August 2018. For additional information on this peer group, please see “Compensation of Executive Officers—Compensation Discussion and Analysis—Compensation-Setting Process—Competitive Positioning”.

Compensia concluded that cash compensation paid to our non-employee directors was generally below the 50th percentile of our peer group medians. As a result of this analysis, in February 2019, our Compensation Committee recommended that the cash compensation for our non-employee directors be increased to approximate the 50th percentile of cash compensation received by members of the boards of directors of our peer companies, and in March 2019, the Board approved this recommended change, resulting in the revised cash compensation effective in March 2019 described above.

With regard to equity compensation for our non-employee board of directors, Compensia concluded that the practice of delivering initial and annual board grants by denominating the number of shares to be delivered can lead to variance in the value of these grants year to year based on our share price at the time of grant, and can result in grants to Board members that vary from the intended 50th percentile of equity compensation paid by peer group companies. Following this review, our Compensation Committee recommended to the Board that equity grants to non-employee directors be determined based on a target value and that such target values approximate the 50th percentile of equity compensation paid to directors of our peer companies. In March 2019, the Board adopted these recommendations, resulting in the revised equity grant policies described above.

In December 2019, Radford, our Compensation Committee’s new compensation consultant, conducted an analysis to compare our director compensation to the director compensation of the peer group of companies approved by our Compensation Committee, with input from senior management and Radford in July 2019. For additional information on this peer group, please see “Compensation of Executive Officers—Compensation Discussion and Analysis—Compensation-Setting Process—Competitive Positioning”. Radford concluded that the annual cash retainer paid to our non-employee directors and the annual cash retainer for service as Chair of the Compensation Committee were below the 50th percentile of our peer group medians. As a result of this analysis, in December 2019, our Compensation Committee recommended that these annual cash retainers be increased to approximate the 50th

2020 PROXY STATEMENT	25

DIRECTOR COMPENSATION

percentile of cash compensation received by members of the boards of directors of our peer companies, and in January 2020, the Board approved this recommended change, resulting in the revised cash compensation effective in January 2020 described above.

In addition, as further described in Proposal No. 3, the 2007 Equity Plan as amended by the Board in March 2020, or the Restated 2007 Equity Plan, includes a limit on the amount of non-employee director compensation under the Restated 2007 Equity Plan. Under the Restated 2007 Equity Plan, the aggregate value of all compensation granted or paid to any individual solely for service as a non-employee director of the Board of Directors with respect to any calendar year may not exceed $1,000,000 in total value, calculating the value of any stock awards based on the grant date fair value of such awards for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to the Board, $1,500,000. This limit is not intended to serve as an increase in the annual amount of non-employee director compensation; rather, it is proposed for the purpose of limiting the amount of compensation the Board can approve for non-employee directors each year.

26

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION TABLE

The following table sets forth all of the compensation awarded to or earned by each person who served as a non-employee director during 2019. Dr. Siegall, our only employee director, receives no compensation for Board service but is reimbursed for reasonable and customary travel expenses. Dr. Siegall’s compensation is described under “Compensation of Executive Officers” below.

Name	Fees Earned or Paid in Cash in 2019(1) $	Stock Awards(2) $	Option Awards(3) $	Total $

Srinivas Akkaraju, M.D., Ph.D.(4)(12)	54,325	190,758	176,223	421,306

Felix J. Baker, Ph.D.(5)(12)	115,760	190,758	176,223	482,741

David W. Gryska(6)(12)	78,650	190,758	176,223	445,631

Marc E. Lippman, M.D.(7)(12)	60,623	190,758	176,223	427,604

John A. Orwin(8)(12)	75,785	190,758	176,223	442,766

Alpna H. Seth, Ph.D.(9)(12)	66,055	190,758	176,223	433,036

Nancy A. Simonian, M.D.(10)(12)	68,650	190,758	176,223	435,631

Daniel G. Welch(11)(12)	64,055	190,758	176,223	431,036

(1)

Fees paid in cash for Board and Committee services reflect a portion paid at the current fee retainers, reflecting the changes made during March 2019 as discussed above, and a portion paid at the fee retainers paid prior to the change.

(2)

The amounts in this column represent the aggregate full grant date fair value of RSU awards granted during 2019 in accordance with FASB ASC Topic 718 with no estimate for future forfeitures, which value is based on the closing price of our common stock on the date of grant of May 20, 2019.

(3)

The amounts in this column represent the aggregate full grant date fair value of options granted during 2019 calculated in accordance with FASB ASC Topic 718 with no estimate for future forfeitures. For information regarding the assumptions used in calculating these amounts, see Note 16 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2019. The option awards amounts represent the grant date fair value of options granted on May 20, 2019.

(4)	The fees earned by Dr. Akkaraju consisted of a $54,325 retainer for Board service.
(5)

Dr. Baker served as our lead independent director, chairman of our Compensation Committee and a member of our Governance Committee in 2019. The fees earned included a $54,325 retainer for Board service, a $35,812 retainer for service as the lead independent director, a $19,325 retainer for service as the chairman of our Compensation Committee, and a $6,298 retainer for service as a member of our Governance Committee.

(6)

Mr. Gryska served as chairman of our Audit Committee in 2019. The fees earned included a $54,325 retainer for Board service and a $24,325 retainer for service as chairman of our Audit Committee during 2019.

(7)

Dr. Lippman served as a member of our Governance Committee in 2019. The fees earned included a $54,325 retainer for Board service and a $6,298 retainer for service as a member of our Governance Committee.

(8)

Mr. Orwin served as a member of our Audit Committee and our Compensation Committee in 2019. The fees earned included a $54,325 retainer for Board service, a $11,730 retainer for service as a member of the Audit Committee, and a $9,730 retainer for service as a member of the Compensation Committee.

(9)	Dr. Seth served as a member of our Audit Committee in 2019. The fees earned included a $54,325 retainer for Board service and $11,730 retainer for service as a member of the Audit Committee.
(10)	Dr. Simonian served as chair of our Governance Committee in 2019. The fees earned included a $54,325 retainer for Board service and a $14,325 retainer for service as chair of our Governance Committee.
(11)

Mr. Welch served as a member of our Compensation Committee in 2019. The fees earned included a $54,325 retainer for Board service and a $9,730 retainer for service as a member of our Compensation Committee.

(12)	As of December 31, 2019, our non-employee directors listed in the table above held outstanding stock awards and options, as follows:

Name	Number of Shares Underlying Outstanding Restricted Stock Units	Number of Shares Subject to Outstanding Options

Srinivas Akkaraju, M.D., Ph.D.	2,963	79,078

Felix J. Baker, Ph.D.	2,963	114,078

David W. Gryska	2,963	94,078

Marc E. Lippman, M.D.	2,963	79,078

John A. Orwin	2,963	56,578

Alpna H. Seth, Ph.D.	8,713	21,288

Nancy A. Simonian, M.D.	2,963	86,578

Daniel G. Welch	2,963	111,078

2020 PROXY STATEMENT	27

EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

The executive officers of Seattle Genetics who are not also directors of Seattle Genetics, their ages as of April 2, 2020, and certain other information about them are set forth below:

Non-Director Executive Officers	Age	Company Positions/Offices

Todd E. Simpson	59	Chief Financial Officer

Roger D. Dansey, M.D.	63	Chief Medical Officer

Vaughn B. Himes, Ph.D.	59	Chief Technical Officer

Jean I. Liu	51	Executive Vice President, Legal Affairs, and General Counsel

EXECUTIVE OFFICER PROFILES

Todd E. Simpson has served as our Chief Financial Officer since October 2005. Previously, Mr. Simpson served from October 2001 to October 2005 as Vice President, Finance & Administration and Chief Financial Officer of Targeted Genetics Corporation, a biotechnology company. From January 1996 to October 2001, Mr. Simpson served as Vice President, Finance & Administration and CFO of Aastrom Biosciences, Inc., a biotechnology company. From August 1995 to December 1995, he served as Treasurer of Integra LifeSciences Corporation, a biotechnology company, which acquired Telios Pharmaceuticals, Inc., in August 1995. From 1992 until its acquisition by Integra, he served as Vice President of Finance and CFO of Telios and in various other finance-related positions. Mr. Simpson is a certified public accountant (inactive), and from 1983 to 1992 he practiced public accounting with the firm of Ernst & Young LLP. Mr. Simpson currently serves on the board of directors of Neoleukin Therapeutics, Inc., a publicly-traded biotechnology company. Mr. Simpson received a B.S. in Accounting and Computer Science from Oregon State University.

Roger D. Dansey, M.D has served as our Chief Medical Officer since May 2018. Prior to that, Dr. Dansey served as Senior Vice President, Clinical Oncology Research at Merck & Co. from January 2015 through April 2018. While at Merck, Dr. Dansey was Therapeutic Area Head for Late Stage Oncology and was responsible for the ongoing registration efforts for KEYTRUDA® (pembrolizumab) across multiple tumor types. Prior to Merck, from August 2013 to December 2014, Dr. Dansey served as the Vice President, Oncology Clinical Research at Gilead Sciences, Inc. Dr. Dansey previously worked at Amgen in roles of increasing responsibility in Amgen’s oncology and hematology therapeutic areas, including as the Global Development Leader for XGEVA®. Dr. Dansey received his Medical Degrees from the University of Witwatersrand, Johannesburg, South Africa.

Vaughn B. Himes, Ph.D. has served as our Chief Technical Officer since August 2016. Dr. Himes joined Seattle Genetics as Executive Vice President, Technical Operations in April 2009 and served as our Executive Vice President, Technical Operations and Process Science from July 2012 until August 2016. Previously, Dr. Himes was with ZymoGenetics, Inc. from November 2005 to March 2009, most recently as Senior Vice President, Technical Operations where his responsibilities included commercial and clinical manufacturing, supply chain and logistics, quality control and process development. From March 2003 to October 2005, he was Vice President, Manufacturing at Corixa, Inc. Prior to that, he held Vice President positions in manufacturing and development at Targeted Genetics and Genovo, Inc. Dr. Himes received a B.A. in Chemistry from Pomona College in California and a Ph.D. in Chemical Engineering from the University of Minnesota.

Jean I. Liu, J.D. has served as our General Counsel, Executive Vice President, Legal Affairs and Corporate Secretary since November 2014. Prior to that, she served as Vice President and General Counsel of Halozyme Therapeutics, Inc., a publicly-traded biotechnology company, from November 2011 to November 2014. From 1998 to 2011, she was with Durect Corporation, a publicly-traded biotechnology company, where she served in positions of increasing responsibility, including most recently Chief Legal Officer and Corporate Secretary. Prior to Durect, Ms. Liu was with the law firms of Pillsbury, Madison & Sutro (now Pillsbury Winthrop) and Venture Law Group where she focused on broad areas of legal advisory for early stage companies, including technology transfer, licensing, patents, and copyright and trademark litigation. Ms. Liu received her B.S. in Cellular and Molecular Biology with highest distinction from the University of Michigan, her M.S. in Biology from Stanford University and her J.D. from Columbia University where she was a Harlan Fiske Stone Scholar.

28

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we ask shareholders to cast an advisory vote to approve the compensation of our named executive officers disclosed in the “Compensation of Executive Officers” section of this proxy statement. While this vote is non-binding, we value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions. As described in the Compensation Discussion and Analysis below, we believe that we have made significant improvements in our executive compensation program to further align pay with company performance and the interests of our shareholders and to enhance our governance practices.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our shareholders to cast a non-binding advisory vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed in the Company’s proxy statement for the 2020 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

Unless our Board of Directors modifies its policy on the frequency of future advisory votes on the compensation of our named executive officers, the next advisory vote on the compensation of our named executive officers will be held at the 2021 Annual Meeting of Shareholders. In addition, our shareholders will be able to indicate by advisory vote at our 2023 Annual Meeting of Shareholders their preference as to the frequency of future advisory votes.

Shareholder approval of this Proposal No. 2 will require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.

The Board recommends a vote FOR this Proposal No. 2.

2020 PROXY STATEMENT	29

COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION OF EXECUTIVE OFFICERS

A MESSAGE FROM THE COMPENSATION COMMITTEE

We are committed to ensuring that our compensation programs help support and drive the Company’s focus to discover, develop and commercialize transformative medicines targeting cancer to make a meaningful difference in people’s lives.

2019 was a tremendous year for Seattle Genetics and we believe the Company’s future is bright. In determining compensation, we wanted to make sure that the compensation of the executive team reflected their solid performance and the need to retain them for the long term to deliver on our key, strategic objectives over the next several years.

Additionally, we received an approval of 73% on the say-on-pay vote at our 2019 Annual Meeting of Shareholders, a significant decrease from the nearly 99% support level we received in 2018. We took the message conveyed by that vote very seriously. In response, we conducted a comprehensive review of our advisors, programs, and processes to ensure alignment of our programs to our business strategy and industry best practices.

During this review, we met with shareholders and different compensation consulting firms. Our Compensation Discussion and Analysis describes the feedback we received and specific program design changes made in 2019 based on this feedback, as well as the individual compensation decisions for our 2019 named executive officers and the reasons for them. We remain committed to listening to shareholder feedback as we continue to evaluate and refine the Company’s compensation programs.

Sincerely,

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes how the Compensation Committee determined the total compensation for the following executive officers during the year ended December 31, 2019, whom we refer to as our named executive officers:

•	Clay B. Siegall, Ph.D., President and Chief Executive Officer, or CEO;

•	Todd Simpson, Chief Financial Officer;

•	Roger Dansey, M.D., Chief Medical Officer;

•	Jean I. Liu, General Counsel and Executive Vice President, Legal Affairs; and

•	Robin G. Taylor, Ph.D., former Chief Commercial Officer who served until February 2020.

This Compensation Discussion and Analysis also describes our overall executive compensation philosophy, objectives and practices, as well as the Compensation Committee’s decisions and determinations regarding executive compensation for 2019.

30

COMPENSATION DISCUSSION AND ANALYSIS

SHAREHOLDER ENGAGEMENT

In 2019, we conducted a proactive shareholder outreach program to solicit feedback and better understand investor perspectives on operational, governance and executive compensation matters. We held discussions with a number of our shareholders in the spring before the Annual Meeting and once again in late fall. Our cross-functional team that participated in these discussions to address investors’ specific focus areas included executives from our Investor Relations, Human Resources and Legal departments as well as our Chief Financial Officer. In addition, Dr. Baker, our Lead Independent Director, who also serves as Chair of the Compensation Committee, participated in some of these discussions. Feedback from these engagement activities was shared with management and our Board of Directors to inform our goal of aligning Company interests with those of our shareholders. Investor feedback is important to us, and we are committed to continuing to engage with our shareholders in the future to understand and consider their views.

2019 SHAREHOLDER ENGAGEMENT EFFORT

SHAREHOLDER FEEDBACK

In 2019, these discussions covered a wide range of topics, including:

•	executive compensation

•	our voting standard for director elections

•	director overboarding
•	the role of our lead independent director

•	enhanced proxy statement disclosure

•	diversity of our Board of Directors

OUTCOMES OF ENGAGEMENT

The feedback from the say-on-pay vote and discussions with shareholders led to changes in 2019 to our executive compensation program and corporate governance practices, as described below.

Executive Compensation

•  Incorporated performance-based equity awards into our CEO’s long-term incentive program

•  Adopted a clawback policy for executives

•  Enhanced our scrutiny of pay-for-performance alignment in making compensation decisions

Corporate Governance

•  Adopted majority vote standard in uncontested director elections

•  Revised our policy on outside board commitments

•  Enhanced the authority and responsibilities of our lead independent director

•  Increased our disclosure on diversity at the Company

•  Enhanced the information provided in our proxy statement

2020 PROXY STATEMENT	31

COMPENSATION DISCUSSION AND ANALYSIS

KEY COMPENSATION CHANGES AND HIGHLIGHTS FOR 2019

•	Implemented a new performance-based RSU, or PSU, program for our CEO’s equity award	•	In response to investor feedback and the results of the “say-on-pay” vote at our 2019 Annual Meeting of Shareholders, we granted approximately 33% of our CEO’s annual equity award in the form of PSU awards to align our equity program with market practices and shareholder expectations. The performance goals for the PSU awards are based on 2022 adjusted revenues and relative TSR over a three-year period.

•	Implemented a clawback policy for executives, including our CEO and other named executive officers	•	This new policy is an important step to address shareholder feedback. It provides for the recoupment of certain cash and equity incentive compensation paid to any of our executives if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under securities laws and it is determined that the executive’s misconduct contributed to that noncompliance.

•	Revised our Executive Bonus Plan to ensure only strongly performing executives receive the upside of the corporate performance component	•	Starting in 2019, if an executive’s individual performance is determined to be less than 100%, then when calculating the bonus payout, the executive’s corporate performance percentage will be capped at such individual performance percentage, regardless of actual corporate performance. This change enhances proper pay-for-performance alignment and covers not only executive officers, but also all employees at the vice president level and above within the Company.

•	New independent advisor for the Compensation Committee	•

In July 2019, the Compensation Committee engaged Radford as its new independent compensation consultant to obtain a different voice and perspective as we evolved from a single-product to a multiple-product company and from a U.S.-focused to a globally-focused, commercial biotechnology company. Radford is a leading compensation consulting firm with extensive expertise in biotechnology and has broad client relationships with many of our commercial biotechnology peers.

COMPENSATION PHILOSOPHY AND OBJECTIVES

Our compensation philosophy is to provide overall compensation that is competitive with biotechnology peers to attract and retain the highest caliber executive talent. Key objectives of our executive compensation program include:

•	supporting our business strategy,

•	aligning pay with company performance and shareholder interests,

•	ensuring competitiveness when compared to companies with whom we compete for talent,

•	rewarding success in building both short- and long-term growth,

•	weighting pay deliberately toward “at risk” performance-based compensation,

•	ensuring that our pay practices are executed consistently and fairly for all executives, regardless of ethnicity or gender, and

•	motivating performance that aligns with our corporate values of integrity, scientific excellence, teamwork, innovation and mutual respect.

32

COMPENSATION DISCUSSION AND ANALYSIS

OUR EXECUTIVE COMPENSATION PRACTICES

We endeavor to maintain sound executive compensation policies and practices consistent with our executive compensation philosophy. The following table highlights some of our executive compensation policies and practices, which are structured to drive performance and align our executives’ interests with our shareholders’ long-term interests:

WHAT WE DO

Pay for Performance. We design our executive compensation program to align pay with company performance.

Significant Portion of Compensation is at Risk. Under our executive compensation program, a significant portion of compensation is “at risk” based on our performance, including short-term cash incentives and long-term cash and equity incentives, to align the interests of our executive officers and shareholders.

Double-Trigger Vesting. We use double-trigger accelerated vesting of equity awards in the event of a change in control. Cash amounts payable upon a change in control are also subject to a double trigger.

Independent Compensation Committee. The Compensation Committee is comprised solely of independent directors.

Independent Compensation Advisor Reports Directly to the Compensation Committee. The Compensation Committee engages its own compensation consultant to assist with making compensation decisions.

Annual Market Review of Executive Compensation. The Compensation Committee and its compensation consultant annually assess competitiveness and market alignment of our compensation plans and practices.

Stock Ownership Guidelines for Directors and Executive Officers. We maintain a policy that requires minimum ownership of shares of our common stock by our CEO and other executive officers.

Multi-Year Vesting Requirements. The equity awards granted to our executive officers generally vest over multi-year periods, consistent with current market practice and our retention objectives.

Annual Say-on-Pay Vote. We hold an annual say-on-pay advisory vote for shareholders.

Active Shareholder Engagement Program. We proactively engage with our shareholders throughout the year.

Clawback Policy. In December 2019, we adopted a policy that provides for the recoupment of certain incentive compensation paid to any of our executives if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under securities laws and it is determined that such noncompliance was due in whole or in part to such executive’s misconduct.

Cap on Annual Cash Bonuses. Each executive officer’s annual bonus is capped at 200% of the target award amount.

Minimize Inappropriate Risk Taking. Our compensation program is weighted toward long-term incentive compensation to discourage short-term risk taking, and it includes goals that are quantifiable with objective criteria, multiple performance measures and caps on short-term incentive compensation.

Competitive Peer Group. Our Compensation Committee selects our peers from biotechnology and pharmaceutical companies that are similar to us with respect to market capitalization, revenue, headcount and commercialization stage, while also taking into account a number of qualitative criteria.

2020 PROXY STATEMENT	33

COMPENSATION DISCUSSION AND ANALYSIS

WHAT WE DON’T DO

No Special Health or Welfare Benefits for Executives. Our executive officers participate in broad-based, company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees. Executives do not have access to special benefits programs.

No Post-Employment Tax Gross-Ups. We do not provide any post-employment tax reimbursement payments (including “gross-ups”) on any severance or change-in-control payments or benefits.

Prohibition on Hedging and Pledging. Our insider trading policy prohibits our employees (including executive officers) and directors from engaging in hedging or short-term speculative transactions involving our securities. In addition, none of these persons may hold Seattle Genetics securities in a margin account or otherwise pledge Seattle Genetics securities as collateral for a loan.

No Stock Option Repricing. Our equity plan does not permit repricing underwater stock options without shareholder approval.

COMPANY OVERVIEW

Seattle Genetics is a global, multi-product biotechnology company that discovers, develops and commercializes transformative medicines targeting cancer to make a meaningful difference in people’s lives. We are commercializing ADCETRIS for the treatment of several types of CD30-expressing lymphomas and PADCEV for the treatment of certain metastatic urothelial cancers. In addition, we have submitted marketing applications for tucatinib, our small molecule tyrosine kinase inhibitor, for patients with metastatic HER2-positive breast cancer. We are also advancing a pipeline of novel therapies for solid tumors and blood-related cancers designed to address unmet medical needs and improve treatment outcomes for patients. Many of our programs, including ADCETRIS and PADCEV, are based on our proprietary ADC technology that utilizes the targeting ability of monoclonal antibodies to deliver cell-killing agents directly to cancer cells.

BUSINESS HIGHLIGHTS

2019 was a transformational year during which Seattle Genetics achieved record revenues driven by continued growth of ADCETRIS product sales, increasing royalty revenues and significant progress by our collaborators that triggered several milestone payments. ADCETRIS product sales in the U.S. and Canada were $628 million in 2019, an increase of 32% over 2018, and more than double net sales in 2017. In 2020, we expect continued product sales growth of ADCETRIS, and are continuing to invest in clinical trials to further expand this important global brand.

We also realized our goal of becoming a multi-product company. In December 2019, approximately three months before the target action date, we and our partner Astellas received FDA accelerated approval of PADCEV for the treatment of previously treated metastatic urothelial cancer. Prior to approval, these patients had limited treatment options. We are also conducting additional trials to potentially expand PADCEV’s use to first-line metastatic disease and to earlier stages of bladder cancer as well as outside of bladder cancer in a range of other solid tumors. PADCEV received BTD from the FDA for previously treated metastatic urothelial cancer prior to its approval and more recently received BTD for its use in combination with Merck’s Keytruda® in the first-line setting.

34

COMPENSATION DISCUSSION AND ANALYSIS

Additionally, in late 2019 and early 2020, we submitted marketing applications for tucatinib in the United States, Europe and other countries for the treatment of patients with metastatic HER2-positive breast cancer based on positive results from the HER2CLIMB-01 trial. The results demonstrated that the tucatinib-containing regimen improved PFS, overall survival and PFS in patients with brain metastases, along with a manageable safety profile in patients with previously treated locally advanced or metastatic HER2-positive breast cancer. The HER2CLIMB-01 data supported BTD from the FDA and the PDUFA target action date is August 20, 2020. This positions tucatinib to be our third commercial product, if approved. We are also conducting a broad tucatinib development program, including the phase 3 HER2CLIMB-02 trial for first- or second-line metastatic HER2-positive breast cancer and a potentially pivotal phase 2 trial in metastatic HER2-positive colorectal cancer.

We also continue to advance our pipeline, and in 2019 we and our partner Genmab completed enrollment in a pivotal trial of tisotumab vedotin for patients with metastatic cervical cancer. We expect to report topline data in the first half of 2020 that, if positive, could support an accelerated approval pathway with the FDA.

We continue to invest in the development of our earlier-stage pipeline with ongoing clinical trials and advancement of several new product candidates into clinical development in 2019. We have also licensed our ADC technology to other companies, which generates milestone payments and royalties to us. In 2019 and early 2020, Genentech/Roche received approval in the U.S. and the European Union for their product Polivy, an ADC using our technology, in the U.S. and the European Union for which we receive royalties on global sales.

As we enter 2020, we are well-positioned to continue our progress. And, while the global impact of the COVID-19 pandemic is evolving, we remain committed to delivering innovative medicines that improve outcomes for people living with cancer.

ALIGNMENT OF CEO PAY TO TOTAL SHAREHOLDER RETURN

We design our executive compensation program to align pay with company performance, and as highlighted in the charts below, there is strong alignment between the two. The charts below compare our CEO’s total compensation and our annual TSR over the one-year and three-year periods ended December 31, 2019 to the CEO total compensation and annual TSR of our compensation peer group over the one-year and three-year periods ended December 31, 2018, which are the most recent periods for which data was available to the Compensation Committee when making pay decisions in August 2019. For more information on our pay elements and our compensation decision making process, including our compensation peer group, please see “Principal Elements of Pay” and “Compensation-Setting Process” below.

2020 PROXY STATEMENT	35

COMPENSATION DISCUSSION AND ANALYSIS

PRINCIPAL ELEMENTS OF PAY

Our 2019 executive compensation program generally consisted of three principal components, as further described below. We also provide other forms of compensation, including discretionary and other cash bonuses and equity awards and long-term incentive plans or awards. In addition, we provide retirement and benefits plans to executives on the same basis as our other employees and we provide certain other limited remuneration to them. For additional information, please see “Compensation-Setting Process” and “Summary Compensation Table” below.

Percentage of 2019 Target Compensation(1)

	President and CEO	Average of Other Named Executive Officers	Description and Purpose

Base Salary			Competitive fixed cash compensation used to attract and retain talented executives.

Annual Cash Incentive Awards			Cash incentives designed to reward executive officers for successful corporate performance against Board approved annual bonus targets and individual performance toward achieving corporate goals.

Annual Long-Term Equity Awards			Stock option, RSU and PSU awards subject to time-based and/or performance-based vesting designed to align each executive officer’s incentives with shareholder value creation.

(1)

For purposes of the charts in this table, target compensation consists of base salary and target annual incentive awards as set by the Compensation Committee in February 2019 and target annual equity awards determined based on market data. It does not include other forms of compensation the executive officers received. Target compensation for Dr. Taylor, who joined the Company in May 2019, consists of annualized amounts to represent a full year of compensation for his position.

36

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION-SETTING PROCESS

The Compensation Committee oversees, reviews, and approves our executive compensation program. The calendar below summarizes the key compensation-setting decisions made by our Compensation Committee throughout the year:

Compensation Committee Calendar

February – March	July – August	December

•  Assess Company and individual performance in the prior year and determine corporate payout factor for corporate performance

•  Approve annual bonus awards for the prior year and base salary adjustments based on prior year’s performance and market data on compensation for the executive’s position

•  Finalize corporate and strategic goals for the upcoming year

•  Set annual bonus award targets for the upcoming year

•  Review director compensation against the market

•  Review Compensation Committee charter

•  Conduct compensation risk assessment

•  Review director and executive officer share ownership against corporate ownership guidelines

•  Review and approve Compensation Discussion and Analysis

•  Update compensation peer group

•  Conduct market assessment of base salaries, annual bonuses and long-term equity incentive compensation using new peer group

•  Approve long-term RSU, stock option and PSU equity awards

•  Prepare performance-based equity plans and metrics for annual equity grants

•  Make market-based adjustments to base salaries and annual bonus award opportunities when appropriate

• Review feedback from investor outreach • Assess compensation governance practices • Prepare for incentive plans for the following year • Prepare for annual compensation decisions

The Compensation Committee also believes it is important to align the mix and levels of compensation we offer to those offered by our peers in order to retain and incentivize the talented executive officers whose efforts are key to our long-term success. As an executive’s ability to impact operational performance increases, so does the proportion of at-risk compensation. Target long-term incentive compensation grows proportionately as job responsibilities increase, which encourages our executives to focus on the Company’s long-term success and aligns with the long-term interests of our shareholders. The charts below show the mix of the target compensation of our CEO and the average target compensation of our other named executive officers.

2020 PROXY STATEMENT	37

COMPENSATION DISCUSSION AND ANALYSIS

2019 TARGET COMPENSATION AT RISK(1)

(1)

For purposes of these charts, target compensation consists of base salary and target annual incentive awards as set by the Compensation Committee in February 2019 and target annual equity awards determined based on market data. It does not include other forms of compensation the executive officers received. Target compensation for Dr. Taylor, who joined the Company in May 2019, consists of annualized amounts to represent a full year of compensation for his position.

ROLE OF EXECUTIVE OFFICERS

Our CEO makes recommendations to the Compensation Committee with respect to base salary levels, annual cash incentive awards, individual performance assessments, and the amount of long-term equity awards to be granted to our executive officers (other than with respect to his own compensation) in consultation with Radford and our Executive Vice President, Human Resources. In addition, our Executive Vice President, Human Resources supports the Compensation Committee in its work, including preparation of historical and prospective executive compensation data, review of peer group data and biotechnology market practices, and research in response to technical Compensation Committee inquiries. Other than as described above, neither the CEO nor any other executive officers take part in the Compensation Committee’s decisions regarding executive officer compensation.

ROLE OF COMPENSATION CONSULTANT

In early 2019, the Compensation Committee engaged Compensia, a national compensation consulting firm, for support on matters related to the compensation of our executive officers. In June 2019, the Compensation Committee engaged a new compensation consulting firm, Radford, to support the Compensation Committee in reviewing pay against the market, provide independent and expert advice relative to our pay programs, and ensure the Compensation Committee stays abreast of trends in practices and legislative updates and is equipped to properly make decisions regarding the Company’s compensation programs. In 2019, the Compensation Committee analyzed whether the work of Compensia and Radford as compensation consultants raised any conflict of interest, taking into consideration the factors set forth in the SEC and Nasdaq rules regarding compensation advisor conflicts of interest and independence. The Compensation Committee determined that, based on those factors, Compensia and Radford are each independent and free from conflicts of interest.

38

COMPENSATION DISCUSSION AND ANALYSIS

COMPETITIVE POSITIONING

The Compensation Committee reviews our peer group annually to reflect changes in market capitalization and other factors, including acquisitions, and revises the companies included in the peer group accordingly. The compensation peer group used by the Compensation Committee to review compensation in August 2019 and February 2020 was approved by the Compensation Committee, with input provided by senior management and Radford, in July 2019. The criteria used to select this peer group are described below:

CORE CRITERIA

Market Capitalization	25%-300% of our market cap as of April 30, 2019 ($3B-$36B) to capture a wide array of commercially successful or very promising emerging biotechnology companies

Commercial	As a company that has been commercial for seven years, a peer company should also be commercial. Breakthrough companies on the cusp of becoming commercial may also be considered

Revenue	25%-500% of last four quarters’ reported revenue (~$200M-$3B) to capture companies becoming like us and directionally where we are heading

Global Headcount	25%-300% of our current headcount (~300 to 4,000) to capture our market segment

OTHER QUALITATIVE CRITERIA

Cutting Edge Research and Development	Innovative, research based research and development companies with cutting edge science and a preference for oncology focus

Headquarters Location	Primarily focused on U.S. based headquartered companies

Past Peer	Preference would be given to a past peer company in order to ensure year-over-year stability

Recruiting	Based on initial quantitative screen, where the Company loses talent to and recruits from will be considered to help narrow the list

Cross-Pollination	Peers of peers will also be considered, including those companies that consider us a peer company

2020 PROXY STATEMENT	39

COMPENSATION DISCUSSION AND ANALYSIS

Based on this analysis, the Compensation Committee arrived at the following peer group in July 2019:

Peer Group Companies

ACADIA Pharmaceuticals Inc.

Alexion Pharmaceuticals, Inc.

Alkermes plc

Alnylam Pharmaceuticals, Inc.

BeiGene Ltd.

BioMarin Pharmaceutical Inc.

bluebird bio, Inc.

Exelixis, Inc.

Incyte Corporation

Ionis Pharmaceuticals, Inc.

Jazz Pharmaceuticals Public Limited Company

Nektar Therapeutics

Neurocrine Biosciences, Inc.

Sarepta Therapeutics Corporation

United Therapeutics, Inc.

Vertex Pharmaceuticals Incorporated

(1) Based on data used by the Compensation Committee in July 2019 when selecting the peer group.

(2) Market capitalization of the peer group is as of June 21, 2019.

(3) Revenue for the peer group reflects the trailing twelve months ended March 31, 2019.

(4) Global headcount for the peer group is as of December 31, 2018.

Changes from Prior Peer Group	Added: ACADIA Pharmaceuticals Inc. BeiGene Ltd.	Deleted: Agios Pharmaceuticals, Inc. Clovis Oncology, Inc.

The peer group used by the Compensation Committee when making salary and bonus target compensation decisions in January 2019 was approved by the Compensation Committee, with input provided by senior management and Compensia, in August 2018. The criteria used to select this peer group were similar to the criteria used to select the new peer group in July 2019, as described above, except as follows:

•	The criterion for market capitalization was 25%-500% of our market capitalization as of May 31, 2018; and

•	The criterion for global headcount was 25%-500% of our then-current headcount.

40

COMPENSATION DISCUSSION AND ANALYSIS

As of the date the analysis was performed in August 2018, these prior peer group companies had a median market capitalization of approximately $8 billion, as compared to our market capitalization of approximately $9.5 billion, median 12-month revenue of approximately $452 million, as compared to our 12-month revenue of approximately $482 million, and a median of 715 employees, as compared to our 1,100 employees.

BASE SALARY

In considering the appropriate level of base salary for our named executive officers for 2019, the Compensation Committee referenced market data on compensation for the executive’s position and considered aspects of individual performance. In making such determination, the Compensation Committee also considered any changes in the executive’s job duties and responsibilities due to growth and scale of the organization or other changes, base compensation relative to our other executive officers and the scope and criticality of the executive’s role. The Compensation Committee did not apply a formula, but rather employed a holistic analysis of these factors using its professional judgment and experience. We compare executive base salaries to similar roles at our peer companies and review them annually to ensure competitiveness and internal equity for the value of our unique roles. The Compensation Committee does not target a specific percentile within our peer group to determine base salary levels for the named executive officers. Instead, we review the practices of our peer group and the general biotechnology market as merely a reference point to assist us in developing programs designed to attract and retain exceptional talent and drive company performance.

Named Executive Officer	2019 Base Salary Approved in February 2019	Percentage Increase

Dr. Siegall	$967,208	5.0%

Mr. Simpson	$575,200	6.34%

Dr. Dansey	$672,800	3.51%

Ms. Liu	$522,200	4.5%

Dr. Taylor(1)	—	—

(1)	Dr. Taylor began employment with us in May 2019.

ANNUAL CASH INCENTIVE AWARDS

We maintain an annual cash incentive bonus plan, or the Executive Bonus Plan, which annual provides annual cash incentives designed to reward each executive officer for our corporate performance and such officer’s individual contributions and performance toward achieving key corporate goals. The Executive Bonus Plan has a strong link to performance, focusing both on team-based corporate performance and individual-based functional and department performance under the executive’s remit. In the case of the CEO, 100% of his annual cash incentive award is linked to the performance of the Company against Board-approved corporate goals. In the case of our other executives, 60% of each executive’s annual cash incentive award is tied to corporate performance and 40% is tied to individual performance toward achieving corporate goals.

2020 PROXY STATEMENT	41

COMPENSATION DISCUSSION AND ANALYSIS

CORPORATE PERFORMANCE GOALS

The corporate performance goals under the Executive Bonus Plan for 2019 were approved by the Compensation Committee in February 2019. The 2019 performance goals were aggressive and set at challenging levels such that the attainment of executive target annual cash incentive award opportunities was not assured at the time they were set and would require a high level of effort and execution on the part of the executive officers and others in order to achieve the goals. The Compensation Committee believes that each of these goals is strongly aligned to the creation of shareholder value.

The specific performance goals, and their relative weightings, established for 2019 are set forth below:

ADCETRIS Sales and Development Goals (30%)

•   Achieve sales goal established by the Board in the United States and Canada

•   Determine development paths and finalize protocols for potential label expansions

PADCEV Development Goals (20%)

•   Submit a Biologics License Application to the FDA by the end of the third quarter for approval

•   Achieve commercial launch readiness by year end

•   Initiate at least one study for potential label expansion

Tucatinib Development Goals (20%)

•   Submit a New Drug Application to the FDA and a Marketing Authorization Application to the European Medicines Agency for approval

•   Prepare for first quarter 2020 commercial launch readiness

•   Initiate at least one study for potential label expansion

Hiring and Business Infrastructure Goals (12.5%) • Achieve hiring and business infrastructure goals to enable multiple product launches in expanding territories

Tisotumab Vedotin and Ladiratuzumab Vedotin Development Goals (7.5%)

•   Complete enrollment in tisotumab vedotin pivotal study

•   Determine at least one additional solid tumor registration opportunity

•   Determine a potential regulatory approval path for ladiratuzumab vedotin

Pipeline Development Goals (5%) • Achieve goals to generate data to inform go/no-go decisions for Phase 1 programs, start two phase 1 trials and add two new development-stage programs

Stock Performance Goals (5%) • Stock performance relative to appropriate biotech indices

42

COMPENSATION DISCUSSION AND ANALYSIS

CORPORATE PERFORMANCE LEVELS

The Compensation Committee considered 2019 to be an exceptional year for our Company. In addition to meeting or exceeding most of our 2019 performance goals, the Compensation Committee believed that the Company had outstanding overall performance on the PADCEV and tucatinib development goals, hiring and infrastructure goals, pipeline development goals and stock performance goals. To determine our corporate performance percentage for 2019, the Compensation Committee employed a holistic analysis that took into account both the extent to which the performance goals had been achieved or exceeded as well as the relative difficulty of achieving the goals that were met and that were only partially met. In light of our strong performance and the challenging nature of the goals, the Compensation Committee, in its discretion, determined our corporate performance percentage to be 160% of the target performance level for 2019. The table below provides additional details about the Compensation Committee’s assessment of our actual performance against our 2019 corporate performance goals:

2019 Corporate Performance Goal	Relative Weighting	Highlights	2019 Performance

ADCETRIS Sales and Development Goals	30%

•  Developed an updated ADCETRIS label expansion strategy

•  Determined development paths and study concepts for multiple potential indications

•  Obtained approval of the majority of protocols for label expansion trials

•  Began enrollment in multiple potentially registration-enabling trials

•  Obtained label expansion in Canada for use as frontline therapy for patients with CD30-expressing peripheral T-cell lymphoma based on the ECHELON-2 trial results

•  Achieved an annual net sales increase of 32% in the U.S. and Canada, resulting in record annual sales and partially achieving an aggressive sales goal.

			Met or exceeded most goals

PADCEV Development Goals	20%

•  Achieved positive results from the first cohort of the EV-201 trial, providing the basis for a Biologics License Application to the FDA

•  Received FDA accelerated approval of our second product, PADCEV, with Astellas, three months prior to the PDUFA target action date based on the results from the first cohort of the EV-201 trial, transforming us from a single-product, into a multi-product, oncology company

•  Established cross-functional commercial launch readiness and achieved the first sale of PADCEV

•  Achieved encouraging initial results from the phase 1/2 EV-103 trial as a frontline treatment in combination with pembrolizumab for patients with advanced urothelial cancer and presented these initial results at the 2019 European Society for Medical Oncology conference

•  Expanded the EV-103 trial, and submitted protocols to the FDA for two additional trials, to inform potential label expansion, including in frontline indications

			Outstanding overall performance; met or exceeded all goals

2020 PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS

2019 Corporate Performance Goal	Relative Weighting	Highlights	2019 Performance

Tucatinib Development Goals	20%

•  Achieved positive results in the HER2CLIMB-01 trial

•  Expedited the submission of a New Drug Application to the FDA

•  Obtained Breakthrough Therapy Designation for tucatinib from the FDA and participated in the FDA Oncology Center of Excellence’s, or OCE’s, Real Time Oncology Review pilot program, which allows the FDA to review much of the data earlier, before the application is formally submitted, so that by the time of submission, the agency’s review team is in a better position to conduct a more efficient review

•  Participated in the FDA OCE’s Project Orbis initiative which provides a framework for concurrent submission and review of oncology products among Australia, Canada, Singapore, Switzerland and the U.S.

•  Prepared a Marketing Authorization Application for submission to the European Medicines Agency. Although the submission occurred in January 2020, the Compensation Committee determined that this goal was exceeded as no submission date was available in December.

•  Engaged in preparations for launch readiness

•  Finalized plans to expand the therapeutic potential of tucatinib

•  Began enrollment in the phase 3 HER2CLIMB-02 trial, which could potentially provide the basis for the use of tucatinib in an earlier line of therapy for metastatic HER2-positive breast cancer

•  Expanded the phase 2 MOUNTAINEER trial of tucatinib to support potential accelerated approval of tucatinib in HER2-positive colorectal cancer

			Outstanding overall performance; met or exceeded all goals

Hiring and Business Infrastructure Goals	12.5%

•  Hired 454 new employees, including 7 key executives, increasing the size of the work force by 23%

•  Maintained a turnover rate of approximately 10% compared to a benchmark of approximately 16% among life sciences companies

•  Expanded our footprint in the U.S. and European Union

•  Undertook infrastructure build plans to enable tucatinib submissions in other geographies, including Project Orbis countries

•  Expanded product supply and quality functions to scale up commercial manufacturing and potential distribution of tucatinib in Europe

			Outstanding overall performance; exceeded all goals

Tisotumab Vedotin and Ladiratuzumab Vedotin Development Goals	7.5%	• Completed enrollment in the innovaTV 204 trial • Certain goals relating to clinical development actions for tisotumab vedotin and ladiratuzumab vedotin were only partially achieved.	Met or partially met all goals

44

COMPENSATION DISCUSSION AND ANALYSIS

2019 Corporate Performance Goal	Relative Weighting	Highlights	2019 Performance

Pipeline Development Goals	5%

•  Began enrollment of new product candidates in phase 1 trials

•  Added new development-stage programs

•  Filed three Investigational New Drug, or IND, applications with the FDA and assumed an additional IND application

			Outstanding overall performance; met or exceeded all goals

Stock Performance Goals	5%	• In addition to achieving TSR of 102% in 2019, the Company exceeded goals related to stock performance relative to appropriate biotechnology indices.	Outstanding overall performance; exceeded all goals

INDIVIDUAL PERFORMANCE LEVELS

Our CEO assessed the other executive officers’ contributions to the 2019 corporate goals and made a recommendation to the Compensation Committee with respect to the individual performance percentages for the other executive officers for 2019. The factors considered by the CEO in making this determination included a holistic, non-formulaic evaluation of individual officer’s performance and the executive officer’s contribution to achieving corporate goals. The Compensation Committee reviewed the CEO’s recommendations on individual performance factors for each executive officer for 2019 and then made a final determination of the 2019 individual performance percentage for each executive officer. The factors considered by the Compensation Committee in determining the individual performance percentage of each executive officer are described below under “2019 Key Compensation Decisions for Named Executive Officers.” The individual performance percentages for each of our executive officers are set forth in under “Annual Cash Incentive Payout Formula” below.

ANNUAL CASH INCENTIVE PAYOUT FORMULA

Named Executive Officer	Target Cash Incentive Award for 2019			Corporate Performance Weighting	Corporate Performance Percentage				Annual Cash Incentive Award for 2019
	Percentage of Base Salary	Dollar Amount					Individual Performance Weighting	Individual Performance Percentage

Dr. Siegall	100%	$967,208		100%	160%		0%	—	$1,547,500

Mr. Simpson	50%	$287,600		60%	160%		40%	130%	$425,700

Dr. Dansey	50%	$336,400		60%	160%		40%	175%	$558,400

Ms. Liu	50%	$261,100		60%	160%		40%	130%	$386,500

Dr. Taylor	50%	$154,800	(1)	60%	80%	(2)	40%	80%	$123,800
(1)	Dr. Taylor’s bonus reflects a pro rata amount of his $250,000 annual bonus target to reflect his hiring date in May 2019.
(2)	Dr. Taylor’s corporate performance percentage was capped at his individual performance percentage, because his individual performance percentage was less than 100%.

With the exception of Ms. Liu, the target cash incentive awards of our executive officers as a percentage of base salary remained unchanged from 2018. For 2019, Ms. Liu’s target cash incentive award changed from 45% to 50% of base salary to more closely align with similarly situated peers.

Each executive officer’s annual cash incentive award is targeted at 100%, and capped at 200%, of the target award amount. Each executive officer (other than our CEO whose annual cash incentive award is based solely on the achievement of corporate goals) must achieve at least a 50% individual performance percentage to receive a bonus award under our Executive Bonus Plan. If the executive officer’s individual performance percentage is less than 100%,

2020 PROXY STATEMENT	45

COMPENSATION DISCUSSION AND ANALYSIS

then when calculating the bonus payout, the executive officer’s corporate performance percentage will be capped at such individual performance percentage, regardless of actual corporate performance.

DISCRETIONARY AND OTHER CASH BONUS AWARDS

Historically, the Compensation Committee has approved sign-on bonuses for new executives as an inducement to joining Seattle Genetics and to compensate the executive for forgone compensation with a previous employer. In 2019, Dr. Taylor was paid a $360,000 sign-on bonus in connection with the commencement of his employment with us. The Compensation Committee viewed this sign-on bonus as appropriate as part of a package to recruit Dr. Taylor in light of the importance of Dr. Taylor’s skill and experience to our commercialization efforts and the competitiveness of the market for top talent. In addition, in 2019, Dr. Dansey received the portion of his sign-on bonus payable after 18 months of employment in the amount of $150,000. The Compensation Committee viewed this sign-on bonus as appropriate as part of a package to recruit and retain Dr. Dansey in May 2018, particularly in light of the importance of his skills and experience in late stage drug development to our efforts to become a multi-product oncology company. Discretionary bonuses may also be awarded for an anniversary with Seattle Genetics. In 2019, Ms. Liu was awarded a five-year work anniversary bonus in the amount of $500.

ANNUAL LONG-TERM EQUITY AWARDS

We offer long-term incentive compensation in the form of equity awards to our executive officers. Generally, a significant equity award is granted on the date an executive officer commences employment. Thereafter, equity awards may be granted at varying times and in varying amounts in the discretion of the Compensation Committee, but are generally granted once a year at the Compensation Committee’s regularly scheduled meeting held in August unless such executive officer is promoted, provided with a retention grant, recognized for outstanding performance or granted a performance-based incentive award. We do not have any program, plan or practice to time stock awards to our executive officers or other employees in coordination with the release of material, non-public information.

Annual equity awards are granted under our 2007 Equity Plan, using mix of different equity instruments to further its goal of attracting and retaining top performers and to balance the relative advantages of different instruments.

•

Stock options are an important vehicle for tying executive pay to performance, because they deliver future value only if the value of our common stock increases above the exercise price. As a result, they provide strong incentives for our executive officers to increase the value of our common stock over the long term, and they tightly align the interests of our executives with those of our shareholders.

•

RSU awards are granted because they are less dilutive to our shareholders, as fewer shares of our common stock are granted to achieve an equivalent value relative to stock options, and because RSU awards are an effective retention tool that maintain value even in cases where the share price is trading lower than the initial grant price.

•	In 2019, our Compensation Committee also granted PSU awards, including to our CEO to further align the compensation of our CEO with company performance, as further described below.

ALLOCATION OF ANNUAL EQUITY AWARDS

Generally, the Compensation Committee determines the value of each executive officer’s annual equity grant using a holistic evaluation that takes into account a competitive market analysis prepared by our independent compensation consultant with market data for each role, the recommendations of our CEO based on his evaluation of their individual performance (except with respect to the CEO’s performance), the extent to which the executive officer is currently vested in his or her stock awards, scope and criticality of the executive’s role and parity in targets among executives in roles of a given level. The Compensation Committee does not target a specific percentile within our peer group to determine annual equity awards for the named executive officers. Instead, we review the practices of our peer group and the general biotechnology market as merely a reference point to assist us in developing programs designed to attract and retain exceptional talent and drive company performance.

In August 2019, the Compensation Committee approved the annual equity awards for our named executive officers (other than our CEO) in a combination of options and RSU awards with approximately 50% of the value allocated in the form of options and approximately 50% of the value allocated in the form of RSU awards.

46

COMPENSATION DISCUSSION AND ANALYSIS

In the case of the annual equity awards granted to our CEO, based on investor feedback and to further align equity compensation of our CEO with company performance and market practice among peer companies, we granted approximately one-third of the overall value of our CEO’s 2019 equity grant in the form of PSU awards, one-third in the form of RSUs and one-third in the form of stock options.

2019 TARGET ANNUAL LONG-TERM EQUITY AWARDS

The number of shares underlying each stock option grant was calculated by dividing the target value of the option award by the product of the average stock price for the 30 calendar days prior to the effective date of the grant and the Company’s then-current Black-Scholes factor. The number of shares underlying each RSU grant and the target number of shares underlying each PSU grant were calculated by dividing the target value of the grant by the average stock price over the 30 calendar days leading up to the date of grant.

Each RSU award granted as part of the annual equity awards in 2019 vests in four equal installments on the anniversary of the grant vesting commencement date. Each option award granted as part of the annual equity awards in 2019 have a ten year term and vest as to 1/4th of the shares subject to the options on the one year anniversary of the grant date and 1/36th of the remaining shares each month thereafter until such option is fully vested on the four year anniversary of the grant date. These vesting provisions are subject to continued employment of the executive on the applicable vesting date and are subject to accelerated vesting under the terms of each executive’s employment agreement with us and pursuant to the 2007 Equity Plan. These vesting provisions are consistent with the intention that these awards serve as a long-term retention incentive.

CEO PSU AWARDS

The PSU awards granted to our CEO were allocated among two separate awards and are not earned unless certain pre-specified long-term performance goals are achieved, as shown in the table below.

Percentage of Total CEO PSU Grant, by Target Number of Shares	Type of Target	Factors Considered to Establish Rigorous Targets	Performance Period
Adjusted Revenue—designed to only include revenues tied to products, program candidates or research programs that we owned at the time of grant, to incentivize organic revenue growth in our core business rather than revenue from acquisitions

Target value is based on an internal benchmark for revenue growth and long-range goals that incorporate optimistic assumptions regarding contributions from the commercialization of PADCEV and the potential commercialization of one or more of our product candidates. In order to achieve the target, the Company must achieve significant revenue growth.

Fiscal Year 2022

	Relative TSR—designed to measure our relative TSR performance compared to a group of other public biotechnology companies, or the PSU Index Companies(1)	Based on relative performance as compared to other public biotechnology companies.	Three years, beginning September 1, 2019
(1)

The other public biotechnology companies are ACADIA Pharmaceuticals Inc.; Agios Pharmaceuticals, Inc.; Alexion Pharmaceuticals, Inc.; Alkermes plc; Alnylam Pharmaceuticals, Inc.; Amgen Inc.; Bio-Techne Corporation; Biogen Inc.; BioMarin Pharmaceutical Inc.; bluebird bio, Inc.; Charles River Laboratories International,

2020 PROXY STATEMENT	47

COMPENSATION DISCUSSION AND ANALYSIS

Inc.; Exact Sciences Corporation; Exelixis, Inc.; FibroGen Inc.; Gilead Sciences, Inc.; Grifols SA ADR; Illumina, Inc.; Incyte Corporation; Intercept Pharmaceuticals Inc.; Ionis Pharmaceuticals, Inc.; IQVIA Holdings Inc.; Nektar Therapeutics; Neurocrine Biosciences, Inc.; QIAGEN N.V.; Regeneron Pharmaceuticals, Inc.; Sarepta Therapeutics, Inc.; Ultragenyx Pharmaceuticals Inc.; United Therapeutics Corporation; and Vertex Pharmaceuticals Incorporated. The list of companies is subject to adjustment in certain circumstances such as a bankruptcy, acquisition of the reference company or going private transaction.

Each PSU award granted in 2019 will vest upon the Compensation Committee’s certification as to the level of achievement of the performance target. Depending on the adjusted revenue and relative TSR results actually achieved, the payout on each of these PSU awards may vary from 0% to 200% of target. In addition, for each PSU award, a threshold level of performance must be achieved or no stock units will be earned.

At the time the Compensation Committee set the 2022 Adjusted Revenue target, the Company was a single-product oncology company, with only ADCETRIS approved for marketing. Nevertheless, the target was set at a level that the Compensation Committee believed would only be achievable if the Company expanded into a multi-product oncology company. The Compensation Committee set the target at a level that it believed challenging and that presented significant risk of not being achieved in light of the competitive nature of our industry, pricing pressures, the stage of our pipeline candidates and the degree of execution required to expand into a multi-product oncology company on the scale necessary to meet the target. In addition, for a single product company to adequately forecast its revenues three years in the future for multiple products involves a significant amount of challenge, uncertainty and risk of loss.

The PSU award based on Relative TSR, or the Relative TSR PSU award, vests based on the Company’s TSR performance relative to the PSU Index Companies over a three-year performance period. To calculate the Company’s relative TSR performance, the cumulative three-year TSR performance for the Company and each of the PSU Index Companies is calculated and then the Company’s discrete percentile rank is calculated. The potential payouts for the TSR PSU are set forth below.

Company’s Relative TSR Ranking	Percentage of Target Shares

90th percentile or above	200%

75th percentile	150%

50th percentile	100%

25th percentile	25%

Below 25th percentile	0%

Vesting of the PSU awards granted as part of the annual equity awards in 2019 will cease upon termination of service as an employee for any reason other than death or disability. The PSU awards provide for acceleration of vesting in the event of certain specified change in control events involving us or the termination of our CEO’s employment due to death or disability. Vesting of the PSU awards granted in 2019 will cease upon termination of service as an employee for any reason other than death or disability. The PSU awards provide for acceleration of vesting in the event of certain specified change in control events wherein the PSU awards are assumed by the surviving entity, the PSU awards will convert to time-based vesting and cliff vest on the last day of the applicable performance period, subject to our CEO’s continued service through the applicable vesting date; provided, however, that if our CEO is involuntarily terminated immediately prior to or within 12 months after any such change in control event, the PSU awards will vest effective as of the date of such involuntary termination.

PARTIALLY EARNED EV/TV LTIP AWARDS

In September 2017, the Compensation Committee approved a long-term incentive plan, or the EV/TV LTIP, for the purpose of incentivizing the Company’s employees to achieve regulatory approval of PADCEV and potentially achieve regulatory approval of tisotumab vedotin, or TV, a product candidate currently being co-developed by the Company and Genmab A/S, or Genmab, under the Company’s collaboration and license agreement with Genmab. The EV/TV LTIP provides that each eligible employee, including each named executive officer, is eligible to receive a cash award and, depending on the participant’s position with the Company, may also be eligible for an RSU award, subject to the participant’s (i) continued employment with the Company and (ii) good standing as of each applicable payment and grant date. A portion of each cash award was payable and a portion of each RSU award was to be granted upon certification by the Compensation Committee that the FDA approved PADCEV. PADCEV received FDA accelerated approval on December 18, 2019. As a result, the Compensation Committee approved cash awards and the grant of RSU awards to eligible employees, including our named executive officers, under the EV/TV LTIP in December 2019. The EV/TV LTIP RSU awards that were granted will vest on the second anniversary of the date of FDA approval, subject to continuous service with the Company through the vesting date. A portion of the award remains earnable based on performance against goals related to TV.

48

COMPENSATION DISCUSSION AND ANALYSIS

PSU AWARDS DEEMED ELIGIBLE TO VEST

In August 2018, the Compensation Committee also approved a PSU grant to Dr. Dansey with a target and maximum number of shares equal to 17,263. The PSU awards vest in tranches contingent on the FDA’s approval of PADCEV, tucatinib and TV but will not vest prior to December 31, 2021, subject to Dr. Dansey’s continued employment on the vesting date. Upon the Compensation Committee’s certification that PADCEV received FDA accelerated approval, the EV portion of the PSU was deemed eligible to vest. The EV portion will vest on December 31, 2021, subject to Dr. Dansey’s continued employment on the vesting date.

EV FRONTLINE PSU AWARDS

From time to time we grant long-term cash or equity incentive opportunities intended to drive attainment of key performance goals over a multi-year period. Effective as of December 31, 2019, the Compensation Committee approved the grant of PSU awards, or the EV Frontline PSU awards, to eligible employees, including our named executive officers, as part of a company-wide long-term incentive grant to incentivize our employees to potentially achieve FDA approval of PADCEV in combination with pembrolizumab with or without platinum chemotherapy in previously untreated urothelial cancer patients, or the frontline urothelial cancer indication.

The target award values for each executive officer’s EV Frontline PSU awards approximate full year bonus target applicable for the executive officer’s grade level. The Compensation Committee used the same approach with respect to long-term incentive plans it previously approved and continues to see this approach as an effective means to reach its incentive and retention goals for these PSU awards.

None of the EV Frontline PSU awards will vest unless the Compensation Committee certifies that a milestone has been met under the EV Frontline PSU awards. Upon certification that the FDA has granted accelerated approval of PADCEV in the frontline urothelial cancer indication, or the Accelerated Approval Milestone, 25% of the target number of stock units will vest, provided that the applicable executive officer is still employed by us as of the date of vesting. Upon certification that the FDA has granted regular approval of PADCEV in the frontline urothelial cancer indication, or the Regular Approval Milestone, 75% of the target number of stock units will vest, provided that the applicable executive officer is still employed by us as of the date of vesting.

Each of the Accelerated Approval Milestone and the Regular Approval Milestone has a deadline by which it must be achieved. If it is not achieved by its deadline, then the associated number of stock units will be forfeited. Neither the Accelerated Approval Milestone nor the Regular Approval Milestone can be achieved within one year of the date of grant.

DISCRETIONARY AND OTHER EQUITY AWARDS

Discretionary equity awards may be granted for special recognition of achievement and to provide an additional long-term retention and other incentives to top performing employees. In February 2019, Dr. Dansey received a special-recognition RSU award valued at $412,297 in recognition of his leadership in connection with the FDA accelerated approval of ADCETRIS for the treatment of peripheral T-cell lymphoma patients based on the results of the ECHELON-2 trial. The number of shares subject to this RSU award was determined by dividing the target value of the award by the average stock price for the thirty days prior to an including January 31, 2019. This RSU award is subject to vesting in four equal tranches on the anniversary of the vesting commencement date until vested in full, subject to continued employment on the applicable vesting date.

Historically, the Compensation Committee has also approved sign-on equity grants for new executives as an inducement to joining Seattle Genetics, to compensate the executive for forgone compensation with a previous employer and to provide long-term retention incentive. In 2019, Dr. Taylor was awarded sign-on equity grants consisting of stock options valued at $1,515,200 and RSUs valued at $1,821,825 in connection with the commencement of his employment with us. The stock options were subject to vesting as to 1/4th of the shares subject to the options on the one year anniversary of the grant date and 1/36th of the remaining shares each month thereafter until such options are fully vested on the four year anniversary of the grant date, subject to continued employment on the applicable vesting date. A portion of the RSUs valued at $305,225 was subject to vesting in full one year from the grant date and was intended to compensate Dr. Taylor for forgone compensation with his previous employer. The remaining RSUs valued at $1,516,600 were subject to vesting in four equal tranches on the anniversary of the vesting commencement date until vested in full, subject to continued employment on the applicable vesting date. The amount and vesting timing of these sign-on equity grants were negotiated with Dr. Taylor prior to the commencement of his employment.

2020 PROXY STATEMENT	49

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee viewed these sign-on equity grants as appropriate as part of a package to recruit Dr. Taylor in light of the importance of Dr. Taylor’s skill and experience to our commercialization efforts and the competitiveness of the market for top talent.

HEALTH AND WELFARE AND RETIREMENT BENEFITS

All of our named executive officers are eligible to receive our standard employee benefits, such as our 401(k) plan, medical, dental and vision coverage, short-term disability, long-term disability, group life insurance, and employee stock purchase plan, in each case on the same basis as our other employees, including the matching contributions provided under our Section 401(k) plan. For 2019, we made a matching contribution equal to 100% of each employee’s salary deferral contribution up to 5% of the employee’s compensation, subject to the applicable statutory limit. For 2020, the match has changed to 100% of each employee’s deferral up to 5.5% of eligible compensation. The matched contribution is not subject to a vesting period.

OTHER BENEFITS

In 2019, Dr. Dansey received reimbursement for commuting expenses incurred in connection with his travel from his California residence to our headquarters in Bothell, Washington, including airfare and the cost of a corporate apartment, grossed up for related payroll taxes. These commuting benefits were negotiated with Dr. Dansey at the time of his initial employment and were deemed a reasonable expense and necessary inducement to his commencement of employment with us, particularly in light of the importance of his skills and experience in late stage drug development to our efforts to become a multi-product oncology company. In addition, Dr. Taylor received reimbursement for relocation costs in connection with the commencement of his employment with us, grossed up for related payroll taxes. This benefit was deemed a reasonable expense and necessary inducement to his commencement of employment with us.

50

COMPENSATION DISCUSSION AND ANALYSIS

2019 KEY COMPENSATION DECISIONS FOR NAMED EXECUTIVE OFFICERS

The table below highlights performance factors and key compensation decisions for our named executive officers for 2019. It includes decisions regarding base salary, annual cash incentive awards and annual equity awards. It does not include other forms of compensation the executive officers received, including EV Frontline PSU awards, earned awards under the EV/TV LTIP, discretionary or other cash or equity awards, retirement and benefits plans or other remuneration. For additional information, please see “Compensation-Setting Process” above and “Summary Compensation Table” below.

	Named Executive Officer Performance	2019 Key Compensation Decisions
Dr. Siegall

2019 was an exceptional year for the Company and the patients we serve. We became a multi-product company with the FDA accelerated approval of PADCEV, filed our New Drug Application for tucatinib, and served more patients than ever before with ADCETRIS. Specifically:

FINANCIAL PERFORMANCE

•  Under Dr. Siegall’s leadership in 2019, revenue grew by more than 40% in 2019 to over $916M. ADCETRIS net sales in the U.S. and Canada were strong, growing by more than 32% when compared to 2018.

• Additionally, the Company’s one-year TSR was at the 88th percentile when compared to our peers for 2019.

PRODUCTS

•  During 2019, under Dr. Siegall’s leadership, the Company transformed into a multi-product company with PADCEV’s accelerated approval for patients suffering with metastatic urothelial cancer.

• Additionally, the Company submitted marketing applications to the FDA and EMA for tucatinib in HER2+ breast cancer. This product candidate met all primary and secondary endpoints and would, if approved, expand our commercial reach from just the U.S. & Canada to other countries around the globe.

• In addition, the Company filed three IND applications with the FDA, and assumed an additional IND application, to bring new potential therapies into the clinic.

PEOPLE

•  During 2019, Dr. Siegall oversaw the continued evolution of the Company into a global, multi-product oncology company and the integration of hundreds of new employees to deliver on the vision of serving more patients.

•  He oversaw the hiring and onboarding of seven new key executive leaders.

•  He was heavily engaged in discussions around our global commercial strategy and the footprint the Company should have as it prepares to commercialize tucatinib.

•  He remains very involved in overseeing the work to drive cultural changes that support the creation of an environment where each employee can thrive, do their best work and support the Company’s mission.

•  He also continues to be involved in work promoting diversity, inclusion and pay equity.

Base Salary: Effective February 1, 2019 Dr. Siegall’s base salary increased by 5.0% to $967,208 due to performance and to maintain competitive positioning in the market.

Annual Cash Incentive Award: Dr. Siegall’s annual bonus was 160% of target and reflected the corporate performance percentage. To ensure absolute alignment between the CEO’s bonus and corporate performance, Dr. Siegall’s bonus percentage is equal to the corporate performance percentage.

Annual Equity Awards: Dr. Siegall’s annual equity awards granted August 30, 2019 had a grant date fair value of $10,675,042, which consisted of approximately 1/3 options, 1/3 RSU awards and 1/3 PSU awards. Of the PSU awards, 20% of the target number of shares were based on TSR relative to the PSU Index Companies, and 80% were based on 2022 Adjusted Revenue, or the Adjusted Revenue PSU award.

2020 PROXY STATEMENT	51

COMPENSATION DISCUSSION AND ANALYSIS

	Named Executive Officer Performance	2019 Key Compensation Decisions
Mr. Simpson

FINANCIAL PERFORMANCE

•  Mr. Simpson provided leadership in multiple transactions, including raising approximately $550M in new capital and multiple licensing and collaboration arrangements. The Company ended 2019 with over $2B in assets and no debt.

PRODUCTS

•  Under Mr. Simpson’s leadership, the Company invested over $719M into research and development, and made investments to prepare for the commercialization of the Company’s second and potentially third products in 2020.

PEOPLE

•  During 2019, Mr. Simpson oversaw the scaling of the finance team, and the hiring and onboarding of a new head of global real estate and facilities, to support multiple products and our expanding global operations.

•  Mr. Simpson also assumed the leadership and oversight of our European expansion.

Base Salary: Effective February 1, 2019, Mr. Simpson’s salary increased by 6.34% to $575,200 due to performance, an expanding role, and to align with the market.

Annual Cash Incentive Award: Mr. Simpson’s annual bonus was 148% of target and reflected an individual performance factor of 130%.

Annual Equity Awards: Mr. Simpson’s annual equity awards granted August 30, 2019 had a grant date fair value of $3,098,483, which consisted of approximately 50% options and 50% RSU awards.

Dr. Dansey

PRODUCTS

•  With the support of Dr. Dansey’s leadership, the Company completed two pivotal studies and released positive results for both PADCEV and tucatinib paving the way for the Company to become a multi-product, global oncology company.

•  Under Dr. Dansey’s leadership in 2019, the Company obtained FDA accelerated approval for PADCEV and submitted a New Drug Application for tucatinib to the FDA under the Real Time Oncology Review program in less than three months following topline results from the HER2CLIMB-01 trial.

•  Dr. Dansey also oversaw a large expansion of the scope of development efforts for ADCETRIS, PADCEV and tucatinib to potentially expand the labels for these drugs and bring these drugs to more patients in need.

•  Under Dr. Dansey’s leadership in 2019, the Company filed three IND applications with the FDA, and assumed an additional IND application, to bring new potential therapies into the clinic.

PEOPLE

•  During 2019, Dr. Dansey oversaw the continued solidification of his leadership team.

• In addition, he added a new head of Global Medical Affairs and oversaw the growth of his global development team, as we prepare to expand into multiple products and geographies.

Base Salary: Effective February 1, 2019, Dr. Dansey’s salary increased by 3.51% to $672,800 due to performance and to maintain competitive positioning in the market.

Annual Cash Incentive Award: Dr. Dansey’s annual bonus was 166% of target and reflected an individual performance factor of 175%.

Annual Equity Awards: Dr. Dansey’s annual equity award granted August 30, 2019 had a grant date fair value of $4,290,155, which consisted of approximately 50% options and 50% RSU awards.

52

COMPENSATION DISCUSSION AND ANALYSIS

	Named Executive Officer Performance	2019 Key Compensation Decisions
Ms. Liu

FINANCIAL PERFORMANCE

•  With the support of Ms. Liu’s leadership, the Company executed multiple transactions, including raising over $700M in new capital and the in-licensing of new technology such as the partnership with BeiGene to develop an advanced preclinical product for the treatment of cancer.

PRODUCTS

•  With the support of Ms. Liu’s leadership, we believe that the Company is positioned to support multiple products globally.

•  In addition, Ms. Liu was instrumental in the Company’s efforts to protect and maximize its intellectual property assets and in managing the Company’s litigation matters.

PEOPLE

•  During 2019, Ms. Liu oversaw the expansion of her legal team and its capabilities in transactional law, securities law, compliance and the Company’s European expansion.

Base Salary: Effective February 1, 2019, Ms. Liu’s salary increased by 4.5% to $522,200 due to performance and to maintain competitive positioning in the market.

Annual Cash Incentive Award: Ms. Liu’s annual bonus was 148% of target and reflected an individual performance factor of 130%.

Annual Equity Award: Ms. Liu’s annual equity award granted August 30, 2019 had a grant date fair value of $2,764,754, which consisted of approximately 50% options and 50% RSU awards.

Dr. Taylor

FINANCIAL PERFORMANCE

•  The Compensation Committee considered the level of ADCETRIS net sales in the U.S. and Canada in reviewing Dr. Taylor’s performance.

PRODUCTS

•  During 2019, Dr. Taylor oversaw the meetings and discussions to determine our global commercial strategy and the product launches for PADCEV and tucatinib (if approved) while also leading our ADCETRIS sales organization.

PEOPLE

•  After joining the Company in May of 2019, Dr. Taylor supported the build out and launch readiness for two potential new products: enfortumab vedotin (PADCEV, which has since been approved) and tucatinib.

Base Salary: Dr. Taylor joined the Company in May 2019 with a base salary of $500,000.

Annual Cash Incentive Award(1): Dr. Taylor’s annual bonus was 80% of target and reflected an individual performance factor of 80%.

Annual Equity Award(1): Dr. Taylor’s annual equity award granted August 30, 2019 had a grant date fair value of $679,140, which consisted of approximately 50% options and 50% RSU awards.

(1) The chart above reflects annualized amounts to represent full-year awards for Dr. Taylor’s position.

2020 PROXY STATEMENT	53

COMPENSATION DISCUSSION AND ANALYSIS

POST-EMPLOYMENT COMPENSATION

We provide severance benefit protection to our named executive officers through our individual employment agreements with each such individual.

The Compensation Committee believes these severance payments and benefits are important from a retention perspective to provide some level of protection to our executive officers from having their employment terminated without cause or constructively terminated prior to or after a change in control of the Company, or from experiencing a life-changing disability, and that the amounts are reasonable when compared with similar arrangements adopted by other biotechnology companies. In addition, the Compensation Committee believes that these severance payments and benefits align our executive officer and shareholder interests by enabling them to consider corporate objectives and possible transactions that are in the best interests of the shareholders and other constituents of the Company without undue concern over whether such objectives or transactions may jeopardize their own employment.

With these arrangements, the Compensation Committee sought uniformity of terms among our executive officers based on their positions at the Company. In addition, the Compensation Committee believes that the payment-triggering event outside of the death or disability context, namely, being terminated without cause or constructively terminated, and then only when there is no misconduct by the executive officer, is a fair hurdle for the corresponding compensation.

More information regarding these arrangements is provided under the heading “—Potential Payments Upon Termination or Change-in-Control—Employment Agreements.”

CLAWBACK POLICY

In December 2019, we adopted a policy that provides for the recoupment of certain cash and equity incentive compensation paid to any of our executives if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws and it is determined that such noncompliance was due in whole or in part to such executive’s misconduct.

TAX AND ACCOUNTING CONSIDERATIONS

DEDUCTION LIMITATION

Under Section 162(m) of the Internal Revenue Code, or the Code, compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible.

Prior to the enactment of the Tax Cuts and Jobs Act, Section 162(m) of the Code provided a performance-based compensation exception, pursuant to which the deduction limit under Section 162(m) of the Code did not apply to any compensation that qualified as “performance-based compensation” under Section 162(m) of the Code. Pursuant to the Tax Cuts and Jobs Act, the performance-based compensation exception under Section 162(m) of the Code was repealed with respect to taxable years beginning after December 31, 2017, except that certain transition relief is provided for compensation paid pursuant to a written binding contract which was in effect on November 2, 2017 and which is not modified in any material respect on or after such date.

Compensation paid to each of the Company’s “covered employees” in excess of $1 million per taxable year generally will not be deductible unless it qualifies for the performance-based compensation exception under Section 162(m) of the Code pursuant to the transition relief described above. Because of certain ambiguities and uncertainties as to the application and interpretation of Section 162(m) of the Code, as well as other factors beyond the control of the Compensation Committee, no assurance can be given that any compensation paid by the Company will be eligible for such transition relief and be deductible by the Company in the future. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its shareholders (which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m) of the Code). The Compensation Committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) of the Code if it determines that such modifications are consistent with the Company’s business needs.

54

COMPENSATION DISCUSSION AND ANALYSIS

ACCOUNTING CONSIDERATIONS

We follow Financial Accounting Standards Board ASC Topic 718 for our stock-based compensation awards. In accordance with ASC Topic 718, stock-based compensation cost is measured at the grant date, or with respect to performance-based awards, the service inception date, based on the estimated fair value of the awards using a variety of assumptions. This calculation is performed for accounting purposes and, as applicable, reported in the compensation tables, even though recipients may never realize any value from their awards. We record this expense on an ongoing basis over the requisite employee service period. For performance-based stock options, we record compensation expense over the estimated service period once the achievement of the performance-based milestone is considered probable. At each reporting date, we assess whether achievement of a milestone is considered probable, and if so, record compensation expense based on the portion of the service period elapsed to date with respect to that milestone, with a cumulative catch-up, net of estimated forfeitures. We will recognize remaining compensation expense with respect to a milestone, if any, over the remaining estimated service period. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.

STOCK OWNERSHIP GUIDELINES

On the recommendation of the Governance Committee, or the Governance Committee, our Board has adopted the following stock ownership guidelines for our named executive officers:

Role	Stock Ownership Guidelines
CEO	5x base salary
Executive Officers	1.5x base salary

Our executives are required to be in compliance with the stock ownership requirement by December 31st of the fifth year following the year during which such individual becomes subject to these ownership guidelines. As of December 31, 2019, our CEO was in compliance with this stock ownership requirement. With the exception of Dr. Dansey, our currently serving executive officers first became subject to the guidelines in 2017, when we first adopted stock ownership guidelines for executive officers other than our CEO, and will be required to be in compliance by December 31, 2022. Dr. Dansey first became subject to these guidelines in 2018 when he commenced employment with us and will be required to be in compliance with the guidelines by December 31, 2023.

PROHIBITIONS ON HEDGING, PLEDGING AND SHORT-TERM SPECULATIVE TRANSACTIONS

Under the terms of our insider trading policy, no employees (including executive officers) of Seattle Genetics or its subsidiaries, members of our Board or consultants who know or have access to material information regarding Seattle Genetics that has not been fully disclosed to the public may engage in any hedging or monetization transactions relating to Seattle Genetics or its securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, nor may any of these persons engage in short-term speculative transactions involving Seattle Genetics securities (or derivatives of Seattle Genetics securities), including short sales and the buying and selling of put or call options. In addition, none of these persons may hold Seattle Genetics securities in a margin account or otherwise pledge Seattle Genetics securities as collateral for a loan.

COMPENSATION AND RISK

We believe that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage our employees to assume excessive risks.

The Compensation Committee periodically reviews the elements of executive compensation to determine whether any portion of executive compensation encourages excessive risk taking. The Compensation Committee most recently conducted this review in March 2020 and concluded that it does not. Among the factors that the Compensation Committee considered were:

•	significant weighting towards long-term incentive compensation discourages short-term risk taking;

•	goals are appropriately set to provide meaningful target levels that enhance shareholder value but that are quantifiable using objective criteria and include multiple performance measures; and

2020 PROXY STATEMENT	55

COMPENSATION DISCUSSION AND ANALYSIS

•	short-term incentive awards are capped by the Compensation Committee; and

•	sales incentive plans and associated award programs for the Company’s sales team are aligned with market practice and support performance towards appropriate business objectives.

COMPENSATION COMMITTEE REPORT(1)

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Submitted by the members of the Compensation Committee:

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Seattle Genetics under the Securities Act or the Exchange Act, other than in Seattle Genetics’ Annual Report on Form 10-K where it shall be deemed to be furnished, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2019, the Compensation Committee consisted of Felix J. Baker (chair), John A. Orwin and Daniel G. Welch, none of whom is a current or former officer or employee of Seattle Genetics. Please refer to the section of this proxy statement entitled “Certain Relationships and Related Party Transactions” for information concerning certain transactions involving entities affiliated with Dr. Baker.

During 2019, no member of the Compensation Committee or executive officer of Seattle Genetics has or had a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

56

COMPENSATION DISCUSSION AND ANALYSIS

SUMMARY COMPENSATION TABLE

The following table sets forth all of the compensation awarded to, or earned by, our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)		Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)		All Other Compensation(5) ($)	Total ($)

Clay B. Siegall, Ph.D.	2019	963,369	—	8,137,179	(6)(7)	3,502,217	1,903,500	(8)	15,230	14,521,495

President and CEO	2018	918,554	2,000	8,217,394		7,539,792	1,409,995		19,302	18,107,037

	2017	887,146	—	3,561,064		3,217,921	934,500		15,713	8,616,344

Todd E. Simpson	2019	572,342	—	1,824,697	(7)	1,552,123	525,700	(9)	15,230	4,490,092

Chief Financial Officer	2018	519,458	13,300	1,847,912		1,627,287	411,550		12,855	4,432,362

	2017	492,208	—	1,191,510		1,101,374	264,076		12,630	3,061,798

Roger D. Dansey, M.D.	2019	670,900	150,000	2,831,698	(7)	2,149,091	622,675	(10)	294,460	6,718,824

Chief Medical Officer	2018	399,479	300,000	6,804,499		1,970,275	276,455		176,312	9,927,020

Jean I. Liu	2019	520,325	500	1,578,609	(7)	1,384,957	466,500	(11)	15,230	3,966,121

General Counsel and Executive Vice President, Legal Affairs	2018	485,017	13,300	1,536,026		1,383,188	330,802		12,855	3,761,188

	2017	461,788	—	888,290		814,060	223,175		12,630	2,399,943

Robin G. Taylor, Ph.D.(13)	2019	309,028	360,000	2,439,100	(7)	1,855,402	130,762	(12)	144,205	5,238,497

Former Chief Commercial Officer

(1)

For 2019, the amounts in this column consist of the portion of Dr. Dansey’s sign-on bonus payable after 18 months of employment that was awarded as an inducement to joining Seattle Genetics, a sign-on bonus for Dr. Taylor that was awarded as an inducement to joining Seattle Genetics, and a bonus for Ms. Liu for a five year work anniversary bonus.

(2)

The amounts in this column do not represent amounts the named executive officers received or are entitled to receive. Rather, the reported amounts include the aggregate grant date fair value of non-performance based RSUs granted during the relevant year in accordance with FASB ASC Topic 718 with no estimate for future forfeitures, which value, for non-performance based RSUs, is based on the closing price of our common stock on the date of grant. Please see “—Compensation Discussion and Analysis” above and “Grants of Plan-Based Awards” below for more information regarding the RSUs we granted to the named executive officers. For 2019, the amounts in this column also include the fair value of the EV Frontline PSU awards, and with respect to Dr. Siegall, his other performance-based RSUs, each in accordance with FASB ASC Topic 718 based upon the probable outcome of the performance conditions. See footnotes (6) and (7) for additional information on these performance-based RSUs. For 2019, the amounts in this column do not include the fair value of the EV/TV LTIP RSUs that were granted in 2019, as the fair value of such RSUs were reported in 2017 or 2018 (with respect to Dr. Dansey) as the fair value on the service inception date (i.e., the date the Compensation Committee approved the EV/TV LTIP), based on the then-probable outcome of the performance conditions.

(3)

The amounts in this column represent the aggregate grant date fair value of stock options granted during the relevant year in accordance with FASB ASC Topic 718 with no estimate for future forfeitures. For information regarding the assumptions used in calculating these amounts, see Note 16 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

(4)

The amounts in this column reflect the cash bonus awards to the named executive officers under our Executive Bonus Plans, as well as cash payments earned under the EV/TV LTIP. See “—Compensation Discussion and Analysis” above and footnotes (8) through (12) below for more information on these cash payments.

(5)

The amounts in this column consist of life insurance premiums and company matching contributions to our 401(k) plan for all named executive officers. In addition, the amounts in this column with respect to Dr. Dansey include $279,230 for corporate housing in Washington and travel to and from his residence in California, grossed up for related payroll taxes and to Dr. Taylor include $133,436 for relocation costs, grossed up for related payroll taxes.

(6)

Amount includes the fair value of Dr. Siegall’s Adjusted Revenue PSU and Relative TSR PSU awards granted on August 30, 2019. For these purposes, the fair value of these awards was computed based on achieving the target level. Assuming the highest level of achievement of the performance conditions under each of these performance-based RSUs, the fair value for these awards would be $6,978,379. Please see “—Compensation Discussion and Analysis” above and “Grants of Plan-Based Awards” below for more information regarding the RSUs we granted to Dr. Siegall.

(7)

Amount includes the fair value of the EV Frontline PSU awards. Please see “—Compensation Discussion and Analysis” above and “Grants of Plan-Based Awards” below for more information regarding the RSUs we granted to the named executive officers.

(8)	Amount includes Dr. Siegall’s 2019 annual bonus of $1,547,500 pursuant to the Executive Bonus Plan and a cash payment earned under the EV/TV LTIP in the amount of $356,000.
(9)	Amount includes Mr. Simpson’s 2019 annual bonus of $425,700 pursuant to the Executive Bonus Plan and a cash payment earned under the EV/TV LTIP in the amount of $100,000.
(10)	Amount includes Dr. Dansey’s 2019 annual bonus of $558,400 pursuant to the Executive Bonus Plan and a cash payment earned under the EV/TV LTIP in the amount of $64,275.
(11)	Ms. Liu’s 2019 annual bonus of $386,500 pursuant to the Executive Bonus Plan and a cash payment earned under the EV/TV LTIP in the amount of $80,000.
(12)	Amount includes Dr. Taylor’s 2019 pro rata portion of his annual bonus of $123,800 pursuant to the Executive Bonus Plan and a cash payment earned under the EV/TV LTIP in the amount of $6,962.
(13)	Dr. Taylor was appointed Chief Commercial Officer in May 2019 and left the Company in February 2020.

2020 PROXY STATEMENT	57

COMPENSATION DISCUSSION AND ANALYSIS

GRANTS OF PLAN-BASED AWARDS

The following table sets forth each equity and non-equity award granted to our named executive officers during 2019.

		Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts under Equity Incentive Plan Awards

Name	Grant Date	Target	Maximum ($)	Target	Maximum	All Other Stock Awards: Number of Shares of Stock or Units ($)	All Other Option Awards: Number of Securities Underlying Options ($)	Exercise or Base price of Option Awards (per share) ($)	Grant Date Fair Value of Stock Options and Awards ($)(2)

Clay B. Siegall, Ph.D.

Executive Bonus Plan	N/A	967,208	1,934,416	—	—	—	—	—	—

Discretionary Stock Option Award(3)	8/30/2019	—	—	—	—	—	114,095	72.64	3,502,217

Discretionary RSU Award(4)	8/30/2019	—	—	—	—	48,034	—	—	3,489,190

Adjusted Revenue PSU Award(5)	8/30/2019	—	—	38,427	76,854	—	—	—	2,791,337

Relative TSR PSU Award(6)	8/30/2019	—	—	9,607	19,214	—	—	—	892,298

EV Frontline PSU Award(7)	12/31/2019	—	—	8,440	8,440	—	—	—	964,354

Todd E. Simpson

Executive Bonus Plan	N/A	287,600	575,200	—	—	—	—	—	—

Discretionary Stock Option Award(3)	8/30/2019	—	—	—	—	—	50,565	72.64	1,552,123

Discretionary RSU Award(4)	8/30/2019	—	—	—	—	21,288	—	—	1,546,360

EV Frontline PSU Award(7)	12/31/2019	—	—	2,436	2,436	—	—	—	278,337

Roger D. Dansey, M.D.

Executive Bonus Plan	N/A	336,400	672,800	—	—	—	—	—	—

Discretionary RSU Award(4)	2/15/2019	—	—	—	—	5,768	—	—	412,297

Discretionary Stock Option Award(3)	8/30/2019	—	—	—	—	—	70,013	72.64	2,149,091

Discretionary RSU Award(4)	8/30/2019	—	—	—	—	29,475	—	—	2,141,064

EV Frontline PSU Award(7)	12/31/2019	—	—	2,436	2,436	—	—	—	278,337

Jean I. Liu

Executive Bonus Plan	N/A	261,100	522,200	—	—	—	—	—	—

Discretionary Stock Option Award(3)	8/30/2019	—	—	—	—	—	45,119	72.64	1,384,957

Discretionary RSU Award(4)	8/30/2019	—	—	—	—	18,995	—	—	1,379,797

EV Frontline PSU Award(7)	12/31/2019	—	—	1,740	1,740	—	—	—	198,812

Robin G. Taylor, Ph.D.

Executive Bonus Plan	N/A	154,800	309,600	—	—	—	—	—	—

Discretionary Stock Option Award(3)	5/20/2019	—	—	—	—		54,491	64.38	1,515,200

Discretionary Stock Option Award(3)	8/30/2019	—	—	—	—	—	11,083	72.64	340,202

Discretionary RSU Award(4)	5/20/2019	—	—	—	—	23,557	—	—	1,516,600

Discretionary RSU Award(8)	5/20/2019	—	—	—	—	4,741	—	—	305,225

Discretionary RSU Award(4)	8/30/2019	—	—	—	—	4,666	—	—	338,938

EV Frontline PSU Award(7)	12/31/2019	—	—	2,436	2,436	—	—	—	278,337

(1)

The dollar amounts represent the target and maximum amounts of each named executive officer’s potential annual cash bonus award for the year ended December 31, 2019, pursuant to our Executive Bonus Plan. The amount shown as target reflects the target payment level under the Executive Bonus Plan if Seattle Genetics and each individual had achieved 100% of the specific performance objectives and goals previously approved by the Compensation Committee in 2019. An individual must have attained an individual performance percentage of 50% or more to receive any compensation under the Executive Bonus Plan. The amount shown as maximum reflects the payment level under the Executive Bonus Plan if Seattle Genetics and each individual had achieved 200% performance percentages based on the corporate goals approved by the Compensation Committee in 2019. A percentage of 200% is the maximum percentage allowed for both Seattle Genetics and individual performance percentages. Actual payouts made under the Executive Bonus Plan differed based on the actual performance objectives and goals achieved. The actual cash bonus award earned for the year ended December 31, 2019 under our Executive Bonus Plan for each named executive officer is set forth in the “Summary Compensation Table” above. As such, the amounts set forth in these columns do not represent additional compensation earned by the named executive officers for the year ended December 31, 2019. The Executive Bonus Plan is discussed in greater detail under the heading “—Compensation Discussion and Analysis” above.

(2)

The amounts in this column do not represent amounts the named executive officers received or are entitled to receive. Rather, the reported amounts represent the fair value of each award as computed in accordance with FASB ASC Topic 718 on the applicable grant date, as required to be disclosed under SEC rules.

58

COMPENSATION DISCUSSION AND ANALYSIS

(3)

Discretionary stock options were granted under our 2007 Equity Plan. Vesting of all of these discretionary options occurs 1/4th on the one-year anniversary of the grant date and 1/36th of the remaining shares thereafter on a monthly basis until the grant is fully vested on the fourth anniversary of the grant date.

(4)	Discretionary RSUs were granted under our 2007 Equity Plan. Vesting of all of these discretionary RSUs vests 25% per year over a four-year period.
(5)

A performance-based RSU was approved by the Compensation Committee and granted to Dr. Siegall on August 30, 2019, the vesting of such is based on Adjusted Revenue in fiscal year 2022 as described under the heading “Compensation Discussion and Analysis—CEO PSU Awards”. The share amounts reported represent the target and maximum number of shares to be issued upon the vesting of this performance-based RSU. The payout of this award may vary from 0% to 200% of the target number of shares.

(6)

A performance-based RSU was approved by the Compensation Committee and granted to Dr. Siegall on August 30, 2019, the vesting of such is based on Relative TSR for the 3 years beginning September 1, 2019 as described under the heading “Compensation Discussion and Analysis—CEO PSU Awards”. The share amounts reported represent the target and maximum number of shares to be issued upon the vesting of this performance-based RSU. The payout of this award may vary from 0% to 200% of the target number of shares.

(7)

EV Frontline PSU awards were granted on December 31, 2019 and will vest upon certification by the Compensation Committee of certain milestones as further described under the heading “Compensation Discussion and Analysis—EV Frontline PSU Awards”.

(8)	Discretionary RSU was granted under our 2007 Equity Plan. Vesting of this discretionary RSU vests 100% on the anniversary of the grant date.

EMPLOYMENT AGREEMENTS AND ARRANGEMENTS

EMPLOYMENT AGREEMENTS

Each of our named executive officers has entered into a written employment agreement with Seattle Genetics. For a description of these employment agreements, please see the section of this proxy statement under the heading “—Potential Payments Upon Termination or Change-In-Control—Employment Agreements” below.

ANNUAL CASH BONUS AWARDS

We have adopted our Executive Bonus Plan that provides for annual bonus awards to reward executive officers based on our achievement of specific corporate goals and a holistic evaluation of several factors, including the executive’s performance and contribution toward achieving corporate goals. For more information regarding our Executive Bonus Plan, please see the section of this proxy statement under the heading “—Compensation Discussion and Analysis—Compensation-Setting Process—Cash Incentive Awards” and footnote (1) to the “Grants of Plan-Based Awards” table above.

TIME-BASED STOCK AWARDS

Discretionary and new-hire options that we granted in 2019 under the 2007 Equity Plan have a ten year term and vest as to 1/4th of the shares subject to the options on the one year anniversary of the grant date and 1/36th of the remaining shares each month thereafter until such option is fully vested on the four year anniversary of the grant date, subject to the accelerated vesting of such options under the terms of each executive’s employment agreement with us and pursuant to the 2007 Equity Plan. Options granted under the 2007 Equity Plan carry an exercise price equal to the closing price of our common stock on the grant date on the Nasdaq Global Select Market, and the 2007 Equity Plan permits the exercise price of stock options to be paid by cash, check, wire transfer, other shares of our common stock (with some restrictions), broker assisted same-day sales, cancellation of debt, cashless “net exercise” arrangements, and any other form of consideration permitted by applicable law. If an executive’s service with us terminates for any reason other than cause, death, disability or, with respect to options granted on or after August 30, 2018, retirement, then options held by the executive under the 2007 Equity Plan generally will be exercisable to the extent they are vested on the termination date for a period of three months after the termination (if an executive’s service with us terminates for cause, then the Board or the Compensation Committee has the authority to terminate all options held by the executive under the 2007 Equity Plan immediately), however, an executive terminated under the involuntary termination provision of the employment agreements will be eligible for one year of acceleration of such executive’s equity awards as further described in the section below. Generally, if an executive’s service with us terminates as a result of the executive’s death or in the event of the executive’s death within 30 days following the executive’s termination of service, all outstanding options that were vested and exercisable as of the date of the executive’s death or termination of service, if earlier, may be exercised for six months following the executive’s death for options granted on or prior to May 18, 2018 and may be exercised for twelve months following the executive’s death for options granted after May 18, 2018, but in no event after the expiration date of such option. Generally, if an executive’s service with us terminates as a result of the executive’s disability or, with respect to options granted on or after August 30, 2018, retirement, then all options to the extent they are vested and exercisable on the termination date may be exercised for one year following the termination date but in no event after the expiration date of such option. Each RSU represents a right to receive one share of our common stock (subject to adjustment for certain specified changes in our capital structure). In the event that RSU awards vest, we will deliver one share of our common stock for each RSU

2020 PROXY STATEMENT	59

COMPENSATION DISCUSSION AND ANALYSIS

that has vested. Discretionary and new-hire RSU awards that we granted in 2019 generally vest in four equal tranches on the anniversary of the vesting commencement date until vested in full, provided that vesting will cease if an executive’s service with us terminates for any reason. A portion of the RSUs that Dr. Taylor received as part of his sign-on equity award were subject to vesting in full one year from the grant date.

Under the 2007 Equity Plan, in the event of (i) an acquisition of Seattle Genetics by means of any reorganization, merger or consolidation but excluding any merger effected exclusively for the purpose of changing the domicile of the Company, (ii) any sale of all or substantially all of our assets or (iii) any other event specified by the plan administrator, so long as in either (i) or (ii), our shareholders of record immediately prior to the transaction hold less than 50% of the voting power of the surviving entity and, so long as in (iii) that no change in control shall be deemed to occur upon announcement or commencement of a tender offer or upon a “potential” takeover or upon shareholder approval of a merger or other transaction, in each case without a requirement that the change in control actually occur, then the Board or the Compensation Committee may, in its discretion: (i) provide for the assumption or substitution of, or adjustment (including to the number and type of shares and exercise price applicable) to, each outstanding equity award; (ii) accelerate the vesting of equity awards; and/or (iii) provide for termination of awards as a result of the change in control on such terms and conditions as it deems appropriate, including providing for the cancellation of awards for a cash or other payment to the executive.

Additionally, (i) if the successor corporation does not assume or substitute equivalent awards for all outstanding equity awards granted pursuant to the 2007 Equity Plan, then as of the date of completion of the acquisition or merger, the vesting of such equity awards will be accelerated in full; and (ii) if outstanding equity awards are assumed or equivalent awards are substituted by the successor corporation and if at the time of, immediately prior to or within twelve months after the effective time of the change in control, an equity awardee’s service as an employee or consultant is terminated without cause or due to constructive termination, then the vesting of such substituted equity award will be accelerated in full.

LONG-TERM INCENTIVE PLANS AND PSU AWARDS

In May 2016, the Compensation Committee approved the ECHELON-1 LTIP, a performance-based long-term incentive plan, or LTIP, to incentivize our executive officers and other employees to achieve FDA regulatory approval of a label expansion of ADCETRIS based on the phase 3 ECHELON-1 trial. Under the ECHELON-1 LTIP, each eligible employee, including each named executive officer other than Dr. Dansey and Dr. Taylor, was eligible to receive a cash award and an option to purchase shares of our common stock, with the amount of each cash and option award based on the participant’s position with the Company. The cash awards were paid to participants in the ECHELON-1 LTIP following the Compensation Committee’s certification of the achievement of the FDA approval milestone in March 2018. The ECHELON-1 LTIP options, which were granted to our named executive officer participants in ECHELON-1 LTIP on May 9, 2016 with an exercise price of $34.20 per share (the fair market value of our common stock on the date of grant), commenced vesting upon the Compensation Committee’s certification of the achievement of the FDA approval milestone, and vest in four equal annual installments on the first four anniversaries of the date the FDA approval milestone was achieved, subject to continuous service with the Company as of each vesting date.

In September 2017, the Compensation Committee approved the EV/TV LTIP. The EV/TV LTIP provides that each eligible employee, including each named executive officer, is eligible to receive a cash award and, depending on the participant’s position with the Company, may also be eligible for an RSU award, subject to the participant’s (i) continued employment with the Company and (ii) good standing as of each applicable payment and grant date. A portion of each cash award was payable and a portion of each RSU award was to be granted upon certification by the Compensation Committee that the FDA approved PADCEV. PADCEV received FDA accelerated approval on December 18, 2019. As a result, the Compensation Committee approved cash awards and the grant of RSU awards to eligible employees, including our named executive officers, under the EV/TV LTIP in December 2019. The remaining portion of each cash award and the remaining portion of each RSU award will be granted only upon certification by the Compensation Committee that the FDA has approved TV, subject to the participant’s (i) continued employment with the Company and (ii) good standing as of the applicable payment and grant date. The portion of the EV/TV LTIP RSU awards that were granted will vest on the second anniversary of the date of FDA approval of PADCEV, subject to continuous service with the Company through the vesting date. Any additional RSU awards that may by granted due to achievement of the TV milestone, will vest on the second anniversary of the occurrence of the TV milestone, subject to continuous service with the Company through the vesting date. If the TV milestone is not achieved by a specified date, then no cash award will be made nor will an RSU award be granted with respect to that milestone.

60

COMPENSATION DISCUSSION AND ANALYSIS

In October 2018, the Compensation Committee approved the Tucatinib LTIP for the purpose of incentivizing the Company’s employees to potentially achieve the FDA approval of tucatinib. Under the Tucatinib LTIP, our named executive officers, other than Dr. Taylor, are eligible to receive grants of equity awards relating to our common stock, which consist of a “First Tranche” and a “Second Tranche” as set forth in the Tucatinib LTIP, each of which is granted as a separate stock unit award on the applicable date of grant. Any stock unit awards provided under the Tucatinib LTIP are granted under, and subject to the terms of, our 2007 Equity Plan and our standard forms of Stock Unit Grant Notice and Stock Unit Agreement for United States employees and non-United States employees. The target number of stock units granted in the First Tranche granted on November 1, 2018 equaled 50% of the target award value applicable to each executive officer divided by the average closing sales price of our common stock for the 30 calendar day period ending on October 31, 2018. The First Tranche will only vest upon certification by the Compensation Committee of the first approval by the FDA for the commercial sale and marketing of tucatinib in the United States by us or any of our partners for any indication, which such approval is based on the clinical trial data from the pivotal HER2CLIMB-01 trial (such achievement, the Tucatinib Milestone, and the date on which the Compensation Committee certifies achievement, the Certification Date), provided that the executive officer is still employed by us as of the date of vesting. If the First Tranche vests due to achievement of the Tucatinib Milestone, the number of shares that vest will be determined by multiplying the target number of stock units subject to each stock unit award by the applicable earn out percentage. An earn out percentage, on a sliding scale from 0% to 144%, will be determined based on the date of achievement of the Tucatinib Milestone and the breadth of the indication or indications, as the case may be, for which tucatinib is approved by the FDA for commercial sale and marketing in the United States on the date that the Tucatinib Milestone occurs. The Second Tranche will be granted upon certification by the Compensation Committee of achievement of the Tucatinib Milestone provided that the executive officer is still employed by us as of the date of grant. The number of stock units granted, if any, with respect to the Second Tranche will be equal to 50% of the target award value applicable to each executive officer multiplied by the applicable earn out percentage determined by the Compensation Committee on the Certification Date, with the product of these numbers then divided by the average closing sales price of our common stock for the 30 calendar day period ending on the calendar day prior to the date of grant of the Second Tranche. If the Second Tranche is granted due to achievement of the Tucatinib Milestone, it will vest on the second anniversary of the Certification Date, provided that the executive officer’s continuous service with us has not terminated prior to the vesting date. If the Tucatinib Milestone is not achieved by a specified date, then the First Tranche will not vest, the Second Tranche will not be granted and the Tucatinib LTIP will automatically terminate. In addition, in the event that we cease to have rights to tucatinib, the Tucatinib LTIP shall automatically terminate.

In August 2018, the Compensation Committee approved a PSU grant to Dr. Dansey with a target and maximum number of shares equal to 17,263. The PSU awards vest in tranches contingent on the FDA’s approval of PADCEV, tucatinib and TV but will not vest prior to December 31, 2021, subject to Dr. Dansey’s continued employment on the vesting date. Upon the Compensation Committee’s certification that PADCEV received FDA accelerated approval, the EV portion of the PSU was deemed eligible to vest. The EV portion will vest on December 31, 2021, subject to Dr. Dansey’s continued employment on the vesting date.

In August 2019, the Compensation Committee approved two PSU grants to Dr. Siegall:

•

A grant with vesting contingent on the achievement of certain pre-specified 2022 adjusted revenue goals, subject to Dr. Siegall’s continued employment on the vesting date, which has a target number of shares equal to 38,427 and a maximum number of shares equal to 76,854; and

•

A grant with vesting contingent on the achievement of certain pre-specified three-year TSR goals, subject to Dr. Siegall’s continued employment on the vesting date, which has a target number of shares equal to 9,607 and a maximum number of shares equal to 19,214.

In December 2019, the Compensation Committee approved the issuance of EV Frontline PSU awards to eligible employees, including each of our named executive officers, as part of a company-wide long-term incentive grant. The EV Frontline PSU awards were granted under, and are subject to the terms of, our 2007 Equity Plan and our standard forms of performance-based Stock Unit Grant Notice and Stock Unit Agreement. The target number of stock units for each executive officer was calculated by dividing a target award value by the average closing price of our common stock during the month of December 2019. None of the EV Frontline PSU awards will vest unless the Compensation Committee certifies that a milestone has been met under the EV Frontline PSU awards. Upon certification of the Accelerated Approval Milestone, 25% of the target number of stock units will vest, provided that the applicable executive officer is still employed by us as of the date of vesting. Upon certification of the Regular Approval Milestone, 75% of the target number of stock units will vest, provided that the applicable executive officer is still employed by us

2020 PROXY STATEMENT	61

COMPENSATION DISCUSSION AND ANALYSIS

as of the date of vesting. Each of the Accelerated Approval Milestone and the Regular Approval Milestone has a deadline by which it must be achieved. If it is not achieved by its deadline, then the associated number of stock units will be forfeited. Neither the Accelerated Approval Milestone nor the Regular Approval Milestone can be achieved within one year of the date of grant. The vesting of outstanding EV

For more information regarding grants of equity awards to our executive officers, please see the sections of this proxy statement under the headings “—Compensation Discussion and Analysis—Compensation-Setting Process—Long-Term Equity Awards” and the “Grants of Plan-Based Awards” table above. For more information regarding the acceleration of equity awards held by our executive officers, please see the section of this proxy statement under the heading “—Potential Payments Upon Termination or Change-In-Control.”

OTHER COMPENSATORY ARRANGEMENTS

Seattle Genetics pays the life insurance premium for all of its employees, including the executive officers. In addition, in 2019 Seattle Genetics matched 100% of the first 5% of salary contributed to Seattle Genetics’ 401(k) plan by employees, including the executive officers. For 2020, the match changed to 100% of the first 5.5% of salary contributed. The matched contribution is not subject to a vesting period. From time to time, individual executives negotiate other compensatory arrangements in connection with their initial hire.

62

COMPENSATION DISCUSSION AND ANALYSIS

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information regarding equity awards granted to the named executive officers that were outstanding as of December 31, 2019.

	Option Awards					Stock Awards(1)			Equity Incentive Plan Awards(1)

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(2)	Option Exercise Price ($)	Vesting Start Date	Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested		Market or payout value of unearned shares, units or other rights that have not vested(3) ($)

Clay B. Siegall, Ph.D.	227,779	—	12.00	8/27/2010	8/27/2020

	300,000	—	15.46	8/24/2011	8/24/2021

	185,625	—	26.10	8/20/2012	8/20/2022

	137,500	—	41.04	8/19/2013	8/19/2023

	150,000	—	44.09	8/26/2014	8/26/2024

	160,000	—	39.15	8/25/2015	8/25/2025

	150,000	30,000	45.30	8/27/2016	8/27/2026

	98,000	70,000	46.37	8/17/2017	8/17/2027

	75,994	151,990	76.86	8/30/2018	8/30/2028

	9,320	27,960	34.20	3/20/2018	5/9/2026

	—	114,095	72.64	8/30/2019	8/30/2029

						67,200	(4)	7,678,272

						71,985	(5)	8,225,006

									6,541	(6)	747,375

						48,034	(7)	5,488,365

									38,427	(8)	4,390,669

									9,607	(9)	1,097,696

						3,100	(10)	354,206

									8,440	(11)	964,354

Total	1,494,218	394,045				190,319		21,745,849	63,015		7,200,094

Todd E. Simpson	14,167	—	12.00	8/27/2010	8/27/2020

	26,867	—	15.46	8/24/2011	8/24/2021

	37,500	—	26.10	8/20/2012	8/20/2022

	36,000	—	41.04	8/19/2013	8/19/2023

	42,500	—	44.09	8/26/2014	8/26/2024

	42,500	—	39.15	8/25/2015	8/25/2025

	37,500	7,500	45.30	8/27/2016	8/27/2026

	33,541	23,959	46.37	8/17/2017	8/17/2027

	16,402	32,803	76.86	8/30/2018	8/30/2028

	2,632	7,894	34.20	3/20/2018	5/9/2026

	—	50,565	72.64	8/30/2019	8/30/2029

						23,000	(4)	2,627,980

						15,536	(5)	1,775,143

									1,991	(6)	227,492

						21,288	(7)	2,432,367

						871	(10)	99,520

									2,436	(11)	278,337

Total	289,609	122,721				60,695		6,935,010	4,427		505,829

2020 PROXY STATEMENT	63

COMPENSATION DISCUSSION AND ANALYSIS

	Option Awards					Stock Awards(1)			Equity Incentive Plan Awards(1)

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(2)	Option Exercise Price ($)	Vesting Start Date	Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested		Market or payout value of unearned shares, units or other rights that have not vested(3) ($)

Roger D. Dansey, M.D.	9,791	30,209	65.11	6/15/2018	6/15/2028

	1,063	2,126	76.86	8/30/2018	8/30/2028

	4,670	9,340	77.45	9/7/2018	9/7/2028

	—	70,013	72.64	8/30/2019	8/30/2029

						50,000	(12)	5,713,000

						10,000	(13)	1,142,600

						1,007	(5)	115,060

						4,423	(5)	505,372

						6,905	(14)	788,965	10,358	(15)	1,183,505

									1,991	(6)	227,492

						5,768	(16)	659,052

						29,475	(7)	3,367,814

						560	(10)	63,986

									2,436	(11)	278,337

Total	15,524	111,688				108,138		12,355,849	14,785		1,689,334

Jean I. Liu	56,000	—	35.95	12/01/2014	12/1/2024

	35,000	—	39.15	8/25/2015	8/25/2025

	31,250	6,250	45.30	8/27/2016	8/27/2026

	24,791	17,709	46.37	8/17/2017	8/17/2027

	13,941	27,883	76.86	8/30/2018	8/30/2028

	2,084	6,249	34.20	3/20/2018	5/9/2026

	—	45,119	72.64	8/30/2019	8/30/2029

						17,000	(4)	1,942,420

						13,206	(5)	1,508,918

									1,422	(6)	162,478

						18,995	(7)	2,170,369

						697	(10)	79,639

									1,740	(11)	198,812

Total	163,066	103,210				49,898		5,701,346	3,162		361,290

Robin G. Taylor, Ph.D.	—	54,491	64.38	5/20/2019	5/20/2029

	—	11,083	72.64	8/30/2019	8/30/2029

						23,557	(17)	2,691,623

						4,741	(18)	541,707

						4,666	(7)	533,137

						61	(10)	6,970

									2,436	(11)	278,337

Total	—	65,574				33,025		3,773,437	2,436		278,337

Total	1,962,417	797,238				442,075		50,511,491	87,825		10,034,884

(1)

The number of shares or units that have not vested and the market value of shares or units that have not vested does not include the potential RSUs to be granted under the Tucatinib LTIP or the EV/TV LTIP.

(2)

All of the unexercisable options set forth in this column (other than the options with a vesting start date of March 20, 2018) vest at a rate of 1/4th upon the one year anniversary of the vesting commencement date of such award, which vesting commencement date for each award is based on the date of hire of such person for their initial grant and thereafter on the grant date of such award. 1/36th of the remaining unvested shares vest on an equal monthly basis thereafter until the award is fully vested on the fourth anniversary of the vesting commencement date. The options with a vesting start date of March 20, 2018 vest in four equal annual installments on the first four anniversaries of March 20, 2018.

(3)	The market value of the RSU awards is based on the closing stock price of $114.26 per share for our common stock as reported on the Nasdaq Global Select Market on December 31, 2019.
(4)	RSU awards vest in full on August 17, 2020.
(5)	RSU awards vests 25% per year until fully vested on August 30, 2022.

64

COMPENSATION DISCUSSION AND ANALYSIS

(6)

The First Tranche of the RSUs under the Tucatinib LTIP were granted on November 1, 2018 and will vest upon certification by the Compensation Committee of certain milestones, as further described above under the heading “—Employment Agreements and Arrangements—Long-Term Incentive Plans.” The First Tranche may vest for up to 144% of the amount set forth in the table above, based on the date of achievement of the Tucatinib Milestone and the breadth of the indication or indications, as the case may be, for which tucatinib is approved by the FDA for commercial sale and marketing in the United States on the date that the Tucatinib Milestone occurs.

(7)	RSU awards vests 25% per year until fully vested on August 30, 2023.
(8)

The Adjusted Revenue PSU awards were granted on August 30, 2019 and will vest after December 31, 2022 upon certification by the Compensation Committee of achievement of the 2022 revenue-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Stock Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the Adjusted Revenue PSU awards is 76,854.

(9)

The Relative TSR PSU awards were granted on August 30, 2019 and will vest after August 31, 2022 upon certification by the Compensation Committee of the market-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Stock Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the Relative TSR PSU awards is 19,214.

(10)

Upon the Compensation Committee’s certification that PADCEV received FDA approval, the EV portion of the RSU award was deemed eligible to vest and will vest on December 18, 2021, subject to the named executive officer’s continued employment on the vesting date, as further described under the heading “Employment Agreements and Arrangements—Long Term Incentive Plans and PSU Awards.”

(11)

The EV Frontline PSU awards were granted on December 31, 2019 and will vest upon certification by the Compensation Committee of certain milestones, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and Programs.”

(12)	RSU awards vest in full on June 15, 2021.
(13)	RSU awards vest 50% per year until fully vested on June 15, 2020.
(14)

Upon the Compensation Committee’s certification that PADCEV received FDA approval, the EV portion of Dr. Dansey’s PSU award was deemed eligible to vest and will vest on December 31, 2021, subject to Dr. Dansey’s continued employment on the vesting date, as further described under the heading “Employment Agreements and Arrangements—Long Term Incentive Plans and PSU Awards.”

(15)

The remaining portion of Dr. Dansey’s PSU awards will vest in tranches contingent on the FDA approval of tucatinib and FDA approval of TV, subject to Dr. Dansey’s continued employment on the vesting date, as further described under the heading “Employment Agreements and Arrangements—Long Term Incentive Plans and PSU Awards.”

(16)	RSU awards vests 25% per year until fully vested on February 1, 2023.
(17)	RSU awards vests 25% per year until fully vested on May 20, 2023.
(18)	RSU awards vest in full on May 20, 2020.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information regarding exercises of stock options and vesting of RSU awards by our named executive officers for the year ended December 31, 2019.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1) $	Number of Shares Acquired on Vesting	Value Realized on Vesting(2) $

Clay B. Siegall, Ph.D.	291,629	19,575,954	95,996	7,127,229

Todd E. Simpson	—	—	23,179	1,722,243

Roger D. Dansey, M.D.	10,000	535,650	11,811	816,551

Jean I. Liu	—	—	19,402	1,441,461

Robin G. Taylor, Ph.D.	—	—	—	—

(1)

The value realized on exercise is calculated based on the difference between the exercise price of each option exercised and the closing price of our common stock on the date of exercise multiplied by the number of shares underlying each option exercised, and does not represent actual amounts received by the named executive officers as a result of the option exercises.

(2)	The value realized on vesting is calculated based on the closing price of our common stock on the date of vest multiplied by the number of shares underlying each award vested.

CEO PAY RATIO

Under SEC regulations, we are required to calculate and disclose the total annual compensation paid to our median employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our CEO, or the CEO Pay Ratio. Set forth below is a description of the methodology, including material assumptions, adjustments and estimates, we used to identify the median employee for purposes of calculating the CEO Pay Ratio:

•

We identified the median employee using our employee population as of October 31, 2019. For this purpose, we identified all company employees on payroll and all individuals who would receive an IRS Form 1099 from the Company but who did not meet the following exclusion criteria: (i) receipt of annual payments from the Company that totaled less than twenty thousand dollars ($20,000); (ii) employment by another entity, such as employment as

2020 PROXY STATEMENT	65

COMPENSATION DISCUSSION AND ANALYSIS

faculty of a university; (iii) 1099 recipient constituted a generally recognizable, bona fide third-party service provider such as a law firm or accounting firm; and (iv) 1099 recipient employed more than two or more employees and has two or more other bona fide clients.

•

In determining compensation for purposes of the median calculation, we used each employee’s annual base pay, target annual bonus and regular annual equity awards (at grant date fair value). For individuals receiving 1099s and not excluded based on the criteria above, the amount of compensation reflected in the individual’s Form 1099 was the annual compensation number utilized.

•	We annualized the base salary earned in 2019 by permanent employees (full-time and part-time) hired after January 1, 2019.

Using this approach, we selected the median of our employee population. Once the median employee was identified, we then calculated annual total compensation for this employee in accordance with the requirements of the Summary Compensation Table.

For 2019, the median of the annual total compensation of our employees (other than our CEO) was $222,352 and the annual total compensation of our CEO was $14,521,495. The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees other than the CEO was 65:1.

The pay ratio above represents the Company’s reasonable estimate calculated in a manner consistent with the rule and applicable guidance. The rule and guidance provide significant flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions particular to that company. As a result, as the SEC explained when it adopted the rule, in considering the pay-ratio disclosure, shareholders should keep in mind that the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow shareholders to better understand and assess each particular company’s compensation practices and pay-ratio disclosures. Neither the Compensation Committee nor our management used our CEO Pay Ratio measure in making compensation decisions.

66

COMPENSATION DISCUSSION AND ANALYSIS

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

The following table reflects the potential payments and benefits to which the named executive officers would be entitled under each individual’s employment agreement with Seattle Genetics and our ECHELON-1 LTIP, the EV/TV LTIP, the Tucatinib LTIP and any performance-based RSU granted to a named executive officer, in the event of termination or change-in-control of the Company. The amounts shown in the table below assume that each termination or event was effective as of December 31, 2019 and that all eligibility requirements under the respective agreement were satisfied.

	Involuntary Termination(1)

Name and Principal Position	Before or more than 12 months after a Change in Control		Immediately before or within 12 months after a Change in Control		Termination due to Death or Disability(2)

Clay B. Siegall, Ph.D.

President and CEO

Base salary continuation	$	1,450,812	$	1,934,416	$	—

Lump sum bonus award payment		1,450,812		2,901,624		967,208

Health benefit continuation		38,691		51,588		—

Vacation payout		83,697		83,697		83,697

Stock award acceleration(3)		21,172,872		48,438,581		8,398,533

Total	$	24,196,884	$	53,409,906	$	9,449,438

Todd E. Simpson

Chief Financial Officer

Base salary continuation	$	575,200	$	862,800	$	—

Lump sum bonus award payment		287,600		431,400		287,600

Health benefit continuation		18,615		27,922		—

Vacation payout		49,775		49,775		49,775

Stock award acceleration(3)		6,693,195		13,547,957		2,361,379

Total	$	7,624,385	$	14,919,854	$	2,698,754

Roger D. Dansey, M.D.

Chief Medical Officer

Base salary continuation	$	672,800	$	1,009,200	$	—

Lump sum bonus award payment		336,400		504,600		336,400

Health benefit continuation		25,794		38,691		—

Vacation payout		55,628		55,628		55,628

Stock award acceleration(3)		5,153,239		17,947,409		4,409,955

Total	$	6,243,861	$	19,555,528	$	4,801,983

Jean I. Liu

General Counsel and Executive Vice President, Legal Affairs

Base salary continuation	$	522,200	$	783,300	$	—

Lump sum bonus award payment		261,100		391,650		261,100

Health benefit continuation		25,794		38,691		—

Vacation payout		43,264		43,264		43,264

Stock award acceleration(3)		5,324,059		11,116,872		2,062,543

Total	$	6,176,417	$	12,373,777	$	2,366,907

(1)

Each employment agreement with a named executive officer provides that in the case of involuntary termination occurring not in connection with a change in control, such individual is entitled to receive either a lump-sum payment equal to 12 months of monthly base salary or payment of such amount in accordance with Seattle Genetics’ standard payroll schedule, at our discretion, such individual’s annual target bonus, 12 months of continued health benefits and 12 months of accelerated vesting of outstanding equity awards (i.e., stock options and RSU awards), except that Dr. Siegall is entitled to 18 months of base salary and continued health benefits and his annual target bonus multiplied by 1.5. In the case of involuntary termination occurring immediately prior to or within 12 months after a change in control, each named executive officer is entitled to receive 18 months of monthly base salary, such individual’s annual bonus at target, multiplied by 1.5, 18 months of continued health benefits and 100% acceleration of vesting of outstanding equity awards, except that Dr. Siegall is entitled to 24 months of base salary and 24 months of continued health benefits, a pro-rata portion of his annual bonus at target and his annual bonus at target multiplied by 2. Such severance benefits are conditioned upon the individual’s resignation from all positions held by the individual and execution of a full release and waiver of claims. See the description of each named executive officer’s employment agreement set forth below under the heading “—Employment Agreements.”

2020 PROXY STATEMENT	67

COMPENSATION DISCUSSION AND ANALYSIS

(2)

Upon termination due to death or disability, each employment agreement provides for payment of the portion of any annual bonus earned prior to the date of termination at target and any accrued but unused vacation, and 12 months accelerated vesting of outstanding equity awards granted after May 18, 2018. The PSUs awarded to Dr. Siegall in August 2019 and performance-based RSUs awarded Dr. Dansey in September 2018 provide for accelerated vesting due to termination of employment due to death or disability.

(3)

The value of equity award vesting acceleration is based on the closing stock price of $114.26 per share for our common stock as reported on the Nasdaq Global Select Market on December 31, 2019 with respect to unvested RSU awards and in-the-money unvested stock option shares (and in the case of unvested stock option shares, minus the exercise price of the unvested option shares). The potential RSU awards to be granted under the Tucatinib LTIP and EV/TV LTIP as of December 31, 2019 are not included as those awards were not outstanding as of December 31, 2019 and the payout of those awards are not subject to acceleration upon change in control or termination.

EMPLOYMENT AGREEMENTS

We are a party to an amended and restated employment agreement with Dr. Siegall entered into in October 2018. This agreement provides that he receive an annual base salary, which is currently set at $1,050,600 effective February 5, 2020, and he may receive an annual bonus based upon performance criteria and financial and operational results of Seattle Genetics as determined by the Compensation Committee of the Board of Directors under our Executive Bonus Plan. Dr. Siegall is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee of the Board of Directors. In the event Dr. Siegall’s employment is constructively terminated or terminated by Seattle Genetics without cause, he will be entitled to receive his monthly base salary and COBRA premium benefits for an additional 18 months (or 24 months if he is constructively terminated or terminated by Seattle Genetics without cause immediately prior to or within 12 months after a change in control of Seattle Genetics), payable in either a lump-sum payment or in accordance with Seattle Genetics’ standard payroll schedule, at Seattle Genetics’ discretion, and to stock award vesting acceleration equal to an additional 12 months of vesting, as well as his annual bonus at target multiplied by 1.5. The employment agreement additionally provides that if Dr. Siegall’s employment is constructively terminated or terminated by Seattle Genetics without cause immediately prior to or within 12 months after a change in control of Seattle Genetics, all of Dr. Siegall’s stock awards will become fully vested and, in the case of stock options, exercisable, and he will be entitled to his pro rata bonus at target for the year in which the change in control occurs, and to his target bonus at target multiplied by two. Such severance benefits are conditioned upon Dr. Siegall’s resignation from all positions held by Dr. Siegall and execution of a full release and waiver of claims. Dr. Siegall’s employment is for no specified length of time, and either he or Seattle Genetics has the right to terminate his employment at any time with or without cause.

We are a party to an amended and restated employment agreement with Mr. Simpson entered into in October 2018. This agreement provides that he receive an annual base salary, which is currently set at $604,000 effective February 5, 2020, and is eligible to receive an annual bonus at a target percentage of his base salary as determined by the Compensation Committee. Mr. Simpson is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee of the Board of Directors.

We are a party to an amended and restated employment agreement with Dr. Dansey entered into in October 2018. This agreement provides that he receive an annual base salary, which is currently set at $706,400 effective February 5, 2020, and is eligible to receive an annual bonus at a target percentage of his base salary as determined by the Compensation Committee. Dr. Dansey is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee of the Board of Directors.

We are a party to an amended and restated employment agreement with Ms. Liu entered into in October 2018. This agreement provides that she receive an annual base salary, which is currently set at $548,300 effective February 5, 2020, and is eligible to receive an annual bonus at a target percentage of her base salary as determined by the Compensation Committee. Ms. Liu is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee of the Board of Directors.

We were a party to an employment agreement, entered into in May 2019, with Dr. Taylor, our former Chief Commercial Officer. This agreement provided that he would receive an annual base salary, which was set at $507,000 effective February 5, 2020, and was eligible to receive an annual bonus at a target percentage of his base salary as determined by the Compensation Committee. Under the agreement, Dr. Taylor was also eligible to receive additional grants of stock options or other equity awards from time to time as determined by the Compensation Committee of the Board of Directors.

Each of Mr. Simpson’s, Dr. Dansey’s and Ms. Liu’s amended and restated employment agreements provide that if such executive’s employment is constructively terminated or terminated by us without cause, such executive will be entitled to 12 months of base salary, his or her annual bonus at target, COBRA premium benefits and equity award vesting acceleration equal to 12 months of vesting. Their employment agreements additionally provide that in the event such executive is involuntarily terminated immediately prior to or within 12 months after a change in control, all of such

68

COMPENSATION DISCUSSION AND ANALYSIS

executive’s stock awards will become fully vested and, in the case of stock options, exercisable, and he or she will be entitled to 18 months of base salary and his or her annual bonus at target, multiplied by 1.5. Such severance benefits are conditioned upon such executive’s resignation from all positions held by such executive and execution of a full release and waiver of claims. Each such executive’s employment is for no specified length of time, and either such executive or we have the right to terminate such executive’s employment at any time with or without cause. Dr. Taylor’s employment agreement contained the same terms as those of Mr. Simpson, Dr. Dansey and Ms. Liu. When Dr. Taylor left the Company in February 2020, he received severance payments equivalent to 12 months of base salary, 12 months’ bonus at target and 12 months of COBRA premiums and equity award vesting acceleration equal to 12 months of vesting from the date of his separation. His other unvested equity awards were cancelled.

OTHER BENEFITS ON TERMINATION OR CHANGE IN CONTROL

We do not provide any “gross-ups” or other payments based on taxes attributable to any of the severance payments and benefits described above.

Upon a termination of employment due to death or disability, each employment agreement also provides for payment of the portion of any annual bonus earned prior to the date of termination and any accrued but unused vacation. In addition, the 2007 Equity Plan provides that all outstanding options to purchase shares of our common stock that are vested and exercisable as of the date of the executive officer’s death or, in the event of the executive officer’s death within 30 days following the termination of service or his or her disability, may be exercised for six months following his or her death or, in the event of termination of service due to the executive officer’s disability, one year following the termination date but in no event after the expiration date of such option.

OTHER TERMINATION BENEFITS

Other than as set forth in each named executive officer’s employment agreement and except as otherwise provided by applicable law, the named executive officers are generally not entitled to any additional benefits upon a termination or change in control of Seattle Genetics. However, under the 2007 Equity Plan, in the event of a change in control of Seattle Genetics, (i) if the successor corporation does not assume or substitute equivalent awards for all outstanding equity awards granted pursuant to the 2007 Equity Plan, then as of the date of completion of the acquisition or merger, the vesting of such equity awards shall be accelerated in full; and (ii) if outstanding equity awards are assumed or equivalent awards are substituted by the successor corporation and if at the time of, immediately prior to or within twelve months after the effective time of the change in control, an equity awardee’s service as an employee or consultant is terminated without cause or due to constructive termination, then the vesting of such substituted equity award shall be accelerated in full. The value of such stock option acceleration in full for each named executive officer, assuming such termination or event was effective as of December 31, 2019, is set forth in the “Potential Payments Upon Termination or Change-In-Control” table above under the column “Involuntary Termination—Within 12 months after a Change in Control.”

Under the 2007 Equity Plan, if a named executive officer’s service with us is terminated as a result of death or disability, the period of time in which options may be exercised following termination is extended as described in more detail under the heading “Employment Agreements and Arrangements—Stock Awards.”

Under the ECHELON-1 LTIP, the vesting of the stock options held by a named executive officer are subject to full acceleration in the event of a termination of service (without cause or due to constructive termination) immediately prior to or within 12 months after, a change in control of the Company, or in the event an acquirer in a change in control of the Company fails to assume the cash award or stock option. The value of such stock option acceleration in full for each named executive officer, assuming such termination or event was effective as of December 31, 2019, is set forth in the “Potential Payments Upon Termination or Change-In-Control” table above.

Under the EV/TV LTIP, the vesting of any RSU awards held by a named executive officer is subject to full acceleration in the event of a termination of service (without cause or due to constructive termination) immediately prior to or within 12 months after, a change in control of the Company, or in the event an acquirer in a change in control of the Company fails to assume the awards. The value of the acceleration of the portion of such RSU award that was granted upon approval of PADCEV is included in the “Potential Payments Upon Termination or Change-In-Control” table above. The value of the remaining portion of such RSU award acceleration is not included in the “Potential Payments Upon Termination or Change-In-Control” table above, as it was not outstanding as of December 31, 2019.

2020 PROXY STATEMENT	69

COMPENSATION DISCUSSION AND ANALYSIS

Under the Tucatinib LTIP, the vesting of any RSU awards held by a named executive officer is subject to partial acceleration in the event of a termination of service (without cause or due to constructive termination) immediately prior to, or within twelve months after, a change in control of the Company, or in the event an acquirer in a change in control of the Company fails to assume the stock unit awards. The value of such acceleration applicable to the First Tranche of stock unit awards in full for each named executive officer, assuming such termination or event was effective as of December 31, 2019, is set forth in the “Potential Payments Upon Termination or Change-In-Control” table above. The value of such acceleration applicable to the Second Tranche of stock unit awards is not included in the “Potential Payments Upon Termination or Change-In-Control” table above, as those awards were not outstanding as of December 31, 2019.

Under the terms of the performance-based RSU award granted to Dr. Dansey in September 2018, the vesting of such award is subject to partial acceleration in the event an acquirer in a change in control of the Company fails to assume the RSU award. The portion of the RSU award eligible to vest upon such change in control will be determined based on the level of achievement of the relevant performance conditions and the applicable remaining period preceding the scheduled deadline for achieving any remaining performance conditions not yet satisfied, in each case as of the change in control. In addition, the event of a termination of service with the Company (or an acquirer, if such termination occurs within twelve months after the date of a change in control and the acquirer has continued or assumed the award) without cause, due to constructive termination or due to death or disability, the number of shares deemed eligible to vest, as determined pursuant to the terms of the RSU award, will vest on the later of the date of the termination and the date that the Compensation Committee certifies achievement of the relevant performance conditions, which shall be no later than 60 days following the termination. The value of such RSU award acceleration in full for Dr. Dansey, assuming such termination or event was effective as of December 31, 2019, is set forth in the “Potential Payments Upon Termination or Change-In-Control” table above.

Under the terms of the PSU awards granted to Dr. Siegall in August 2019, the vesting of such PSU awards will cease upon termination of service as an employee for any reason other than death or disability. The PSU awards provide for acceleration of vesting in the event of certain specified change in control events involving us or the termination of our CEO’s employment due to death or disability. In addition, following certain change in control events wherein the PSU awards are assumed by the surviving entity, the PSU awards convert to time-based vesting and cliff vest on the last day of the applicable performance period, subject to our CEO’s continued service through the applicable vesting date; provided, however, that if our CEO is involuntarily terminated immediately prior to or within 12 months after any such change in control event, the PSU awards will vest effective as of the date of such involuntary termination. The value of such PSU award acceleration is included in the “Potential Payments Upon Termination or Change-In-Control” table above.

Under the terms of the EV Frontline PSU awards held by our named executive officers, the vesting of such awards is subject to partial acceleration in the event of a termination of service (without cause or due to constructive termination) immediately prior to or within 12 months after, a change in control of the Company, or in the event an acquirer in a change in control of the Company fails to assume the awards. The value of such EV Frontline PSU award acceleration, assuming such termination or event was effective as of December 31, 2019, is included in the “Potential Payments Upon Termination or Change-In-Control” table above.

70

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

POLICIES AND PROCEDURES FOR REVIEW OF RELATED PARTY TRANSACTIONS

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for the review, oversight and approval of any transaction with an executive officer, director, principal shareholder or any of such persons’ immediate family members or affiliates in which the amount involved exceeds $120,000 or is otherwise required to be disclosed by Seattle Genetics under applicable rules and regulations of the SEC. The Audit Committee will consider the relevant facts and circumstances available and deemed relevant, including, but not limited to, the risks, costs and benefits to Seattle Genetics, the terms of the transaction, and the availability of other sources for comparable services or products.

CERTAIN TRANSACTIONS WITH OR INVOLVING RELATED PERSONS

Since January 1, 2019, we have not engaged in any transactions, nor are any such transactions currently proposed, in which we were a participant and the amount involved exceeded $120,000, and in which any related person had or will have a direct or indirect material interest, except as follows:

BeiGene License Agreement. In November 2019, we entered into a license agreement with BeiGene, Ltd., or BeiGene, for the advancement of a preclinical product candidate for treating cancer. One of our directors, Felix J. Baker, and entities affiliated with Dr. Baker, which together are our largest shareholders, or the Baker Entities, owned 15.8% of BeiGene as of January 2, 2020, according to the Schedule 13-D/A filed by the Baker Entities on January 7, 2020. In addition, two representatives of the Baker Entities serve on BeiGene’s board of directors. Under the terms of the agreement, Seattle Genetics retained rights to the product candidate in the Americas (United States, Canada and Latin American countries), Europe and Japan. BeiGene was granted exclusive rights to develop and commercialize the product candidate in Asia (except Japan) and the rest of the world. Seattle Genetics will lead global development, and BeiGene agreed to fund and operationalize the portion of global clinical trials attributable to its territories. BeiGene will also be responsible for all clinical development and regulatory submissions specific to its territories. Seattle Genetics received an upfront payment of $20 million and is eligible to receive progress-dependent milestones for total potential upfront and milestone payments of up to $160 million, as well as royalties for potential sales of the product candidate. The Audit Committee, in exercise of its review and oversight responsibilities, approved the license agreement with BeiGene.

INDEMNIFICATION AGREEMENTS

Seattle Genetics has entered into indemnification agreements with its directors and certain officers for the indemnification of and advancement of expenses to these persons to the fullest extent permitted by law. Seattle Genetics also intends to enter into these agreements with our future directors and certain future officers.

2020 PROXY STATEMENT	71

EQUITY COMPENSATION PLAN INFORMATION

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2019 with respect to the shares of our common stock that may be issued under our existing equity compensation plans: our 2007 Equity Plan, our 2000 Directors’ Stock Option Plan and our Amended and Restated 2000 Employee Stock Purchase Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted average exercise price of outstanding options and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a)) (c)

Equity compensation plans approved by shareholders:

Amended and Restated 2007 Equity Incentive Plan(1)	13,133,711	$	47.19	4,072,747(2)

2000 Directors’ Stock Option Plan	35,000	$	12.76	—(3)

Amended and Restated 2000 Employee Stock Purchase Plan	—	$	—	1,194,180(4)

Equity compensation plans not approved by shareholders	—	$	—	—

Total	13,168,711			5,266,927

(1)

The number of securities to be issued upon exercise of outstanding options and rights (column (a)) includes shares subject to RSU awards granted under the 2007 Equity Plan, which RSU awards do not carry an exercise price. Accordingly, the weighted average exercise price of outstanding options and rights (column (b)) excludes the grant of RSU awards.

(2)

As of December 31, 2019, 4,072,747 shares remained available for future issuance under our 2007 Equity Plan. As of March 1, 2020, 4,138,239 shares remained available for future issuance under our 2007 Equity Plan.

(3)	The 2000 Directors’ Stock Option Plan expired on March 7, 2011.
(4)

As of December 31, 2019, 1,194,180 shares remained available for future issuance under our Amended and Restated 2000 Employee Stock Purchase Plan. As of March 1, 2020, 1,061,282 shares remained available for purchase in the current purchase period under our Amended and Restated 2000 Employee Stock Purchase Plan.

72

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 1, 2020 (except as noted) regarding the beneficial ownership of our common stock by each director (including each nominee for director), by each person or group of affiliated persons known to us to beneficially own five percent or more of our outstanding common stock, by each named executive officer and by all executive officers and directors as a group. Unless otherwise indicated, the address of the individuals and entities below is c/o Seattle Genetics, Inc., 21823 – 30th Drive SE, Bothell, WA 98021.

Name and Address	Total Common Stock Equivalents(1)	Percent of Common Stock Equivalents(2)

Felix J. Baker, Ph.D.(3) Baker Bros. Advisors LP and Affiliates(3) 667 Madison Avenue, 21st Floor New York, NY 10065	50,595,325	29.3%

Capital International Investors(4) 11100 Santa Monica Blvd., 16th Floor Los Angeles, CA 90025	20,996,099	12.2%

PRIMECAP Management Company(5) 177 E. Colorado Blvd., 11th Floor Pasadena, CA 91105	10,951,717	6.4%

The Vanguard Group(6) 100 Vanguard Blvd Malvern, PA 19355	10,916,170	6.3%

Wellington Management Company(7) 280 Congress Street Boston, MA 02210	10,307,338	6.0%

BlackRock, Inc.(8) 55 East 52nd Street New York, NY 10055	9,837,619	5.7%

T. Rowe Price Associates, Inc.(9) 100 E. Pratt Street Baltimore, MD 21202	9,828,030	5.7%

Clay B. Siegall, Ph.D.(10)	2,063,058	1.2%

Todd E. Simpson(11)	402,626	*

Roger D. Dansey, M.D.(12)	28,992	*

Vaughn Himes, Ph.D.(13)	427,429	*

Jean I. Liu(14)	196,788	*

Robin G. Taylor, Ph.D.(15)	38,427	*

Srinivas Akkaraju, M.D., Ph.D.(16)	109,245	*

David W. Gryska(17)	132,090	*

Marc E. Lippman, M.D.(18)	200,390	*

John A. Orwin(19)	71,340	*

Alpna H. Seth, Ph.D.(20)	7,422	*

Nancy A. Simonian, M.D.(21)	101,340	*

Daniel G. Welch(22)	173,840	*

All directors and executive officers as a group (12 persons)(23)	54,509,885	31.1%

*	Less than one percent
(1)

Beneficial ownership is determined in accordance with SEC rules. In computing the beneficial ownership, we have included shares for which the named person has sole or shared power over voting or investment decisions. The number of shares of common stock beneficially owned includes common stock which the named person has the right to acquire, through option exercise or otherwise, within 60 days after March 1, 2020.

(2)

Percentage of common stock equivalents is based on a total of 172,466,090 shares of common stock outstanding as of March 1, 2020. For each named person, the percentage ownership includes common stock that the person has the right to acquire within 60 days after March 1, 2020, as described in Footnote 1. However, such shares are not deemed outstanding with respect to the calculation of ownership percentage for any other person. In some cases, beneficial ownership calculations for five percent or greater shareholders are based solely on publicly-filed Schedules 13D or 13G, which five percent or greater shareholders are required to file with the SEC, and which generally set forth ownership interests as of December 31, 2019 unless otherwise provided.

(3)

The shares reported in the table as beneficially owned by the reporting persons includes 45,757,886 shares held by Baker Brothers Life Sciences, L.P. , or Life Sciences, 4,217,591 shares held by 667, L.P., or 667, 18,243 shares held by FBB2, LLC, or FBB2, 49,292 shares held by FBB3, LLC, or FBB3, 181,740 shares

2020 PROXY STATEMENT	73

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

held by Felix J. Baker, 181,733 shares held by Julian C. Baker, 60,000 shares issued to Felix J. Baker as a result of the exercise of options and 21,800 shares issued to Felix J. Baker upon the vesting of restricted stock units. This number also includes 107,040 shares of common stock issuable upon exercise of options held by Felix J. Baker that are exercisable within 60 days of March 1, 2020 held by Felix J. Baker that vest within 60 days of March 1, 2020. According to a Schedule 13D/A filed with the SEC by the reporting persons on May 1, 2019 and a Form 4 filed with the SEC by the reporting persons on June 7, 2019, Baker Bros. Advisors LP, or the Adviser, serves as the Investment Adviser to Life Sciences and 667, or collectively the Baker Funds. Baker Bros. Advisors (GP) LLC, or the Adviser GP, is the Adviser’s sole general partner. Julian C. Baker and Felix J. Baker are principals of the Adviser GP. The Adviser has complete and unlimited discretion and authority with respect to the investment and voting power of the securities held by the Baker Funds, and may be deemed to have the power to vote or direct the vote of and the power to dispose or direct the disposition of such securities. In addition, according to the Schedule 13D/A, the Adviser has voting and investment power over the options, RSU awards and common stock held by Felix J. Baker, and the Adviser GP, as well as Felix J. Baker and Julian C. Baker as principals of the Adviser GP, may be deemed to have the power to vote or direct the vote of and the power to dispose or direct the disposition of, the options, RSU awards and common stock held by Felix J. Baker. In addition, according to the Schedule 13D/A, Julian C. Baker and Felix J. Baker are also the sole managers of FBB2 and FBB3 and as such may be deemed to be beneficial owners of shares of common stock held by FBB2 and FBB3 and may be deemed to have the power to vote or direct the vote and dispose or direct the disposition of those shares.
(4)

The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the reporting person on February 14, 2020. According to the Schedule 13G/A, Capital International Investors has sole voting power over 20,081,588 shares of common stock and sole dispositive power over 20,996,099 shares of common stock. The Schedule 13G/A filed by the reporting person provides information as of December 31, 2019 and, consequently, the beneficial ownership of the reporting person may have changed between December 31, 2019 and March 1, 2020.

(5)

The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the reporting person on February 12, 2020. According to the Schedule 13G/A, PRIMECAP Management Company has sole voting power over 10,814,992 shares of common stock and sole dispositive power over 10,951,717 shares of common stock. The Schedule 13G/A filed by the reporting person provides information as of December 31, 2019 and, consequently, the beneficial ownership of the reporting person may have changed between December 31, 2019 and March 1, 2020.

(6)

The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the reporting person on February 12, 2020. According to the Schedule 13G/A, The Vanguard Group has sole voting power over 93,043 shares of common stock and sole dispositive power over 10,803,019 shares of common stock. The Schedule 13G/A filed by the reporting person provides information as of December 31, 2019 and, consequently, the beneficial ownership of the reporting person may have changed between December 31, 2019 and March 1, 2020.

(7)

The indicated ownership is based solely on a Schedule 13G filed with the SEC by the reporting person on January 27, 2020. Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP, or collectively, Wellington, beneficially own 10,307,338 shares of our common stock that are owned of record by clients of one or more investment advisers directly or indirectly owned by Wellington Management Group LLP. The Schedule 13G filed by the reporting person provides information as of December 31, 2019 and, consequently, the beneficial ownership of the reporting person may have changed between December 31, 2019 and March 1, 2020.

(8)

The indicated ownership is based solely on a Schedule 13G filed with the SEC by the reporting person on February 7, 2020. According to the Schedule 13G, BlackRock Inc, has sole voting power over 9,186,748 shares of common stock and sole dispositive power over 9,837,619 shares of common stock. The Schedule 13G filed by the reporting person provides information as of December 31, 2019 and, consequently, the beneficial ownership of the reporting person may have changed between December 31, 2019 and March 1, 2020.

(9)

The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the reporting person on February 14, 2020. According to the Schedule 13G/A, T. Rowe Price Associates, Inc. has sole voting power over 2,627,959 shares of common stock and sole dispositive power over 9,828,030 shares of common stock. The Schedule 13G/A filed by the reporting person provides information as of December 31, 2019 and, consequently, the beneficial ownership of the reporting person may have changed between December 31, 2019 and March 1, 2020.

(10)	Includes 1,494,593 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2020.
(11)	Includes 304,883 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2020.
(12)	Includes 21,124 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2020.
(13)	Includes 291,388 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2020.
(14)	Includes 175,301 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2020.
(15)

Dr. Taylor, our former Chief Commercial Officer, left the Company in February 2020. He received 38,427 shares of equity award vesting acceleration equal to 12 months of vesting from the date of his separation.

(16)	Includes 72,040 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2020.
(17)	Includes 87,040 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2020.
(18)	Includes 72,040 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2020.
(19)	Includes 49,540 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2020.
(20)	Includes 7,422 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2020.
(21)	Includes 79,540 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2020.
(22)	Includes 86,540 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2020.
(23)

Includes 2,848,491 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2020. Dr. Taylor’s shares are not included in the total since he is no longer an executive officer.

74

PROPOSAL NO. 3

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF

THE SEATTLE GENETICS, INC.

AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

The Board approved an amendment and restatement of the 2007 Equity Plan in March 2020, subject to shareholder approval. Throughout this proxy statement, we refer to the 2007 Equity Plan, as amended and restated by the Board in March 2020, as the “Restated 2007 Equity Plan”.

In this Proposal No. 3, we are requesting shareholder approval of the Restated 2007 Equity Plan in order to:

•

increase the number of shares of common stock authorized for issuance under the Restated 2007 Equity Plan beyond those remaining available for future grant under the 2007 Equity Plan by an additional 6,000,000 shares, subject to adjustment for certain changes in our capitalization;

•

increase the limit on the number of shares that may be issued in settlement of incentive stock options granted under the Restated 2007 Equity Plan to 78,000,000 shares, subject to adjustment for certain changes in our capitalization; and

•	make certain additional changes under the Restated 2007 Equity Plan, as described below under the section entitled “Summary of Material Changes and Terms in the Restated 2007 Equity Plan.”

WHY WE RECOMMEND THAT YOU VOTE FOR THE RESTATED 2007 EQUITY PLAN

EQUITY AWARDS ARE AN IMPORTANT PART OF OUR COMPENSATION PHILOSOPHY

The Restated 2007 Equity Plan is critical to our ongoing effort to build shareholder value. As discussed in this proxy statement under the heading “Compensation of Executive Officers—Compensation Discussion and Analysis”, equity awards are central to our compensation program. Equity compensation represents a significant percentage of the at-risk, or variable, portion of our executive officers’ compensation arrangements. We believe that it is appropriate to align the interests of our executive officers with those of our shareholders to achieve and sustain long-term stock price growth. Additionally, equity awards represent a significant portion of the compensation we pay to non-employee members of the Board, as well as employees below the executive officer level.

The Board believes we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the extraordinarily talented employees necessary for our continued growth and success. The share reserve of the Restated 2007 Equity Plan is structured to ensure that we have a sufficient number of shares to continue to utilize a broad array of equity incentives in order to secure and retain the services of our and our affiliates’ employees and directors, and to provide incentives for such persons to exert maximum efforts toward our success.

In the event that our shareholders do not approve this Proposal No. 3, the Restated 2007 Equity Plan will not become effective and the 2007 Equity Plan will continue in its current form. However, without the Restated 2007 Equity Plan, we believe that the shares available for grant under the 2007 Equity Plan will be insufficient to meet our anticipated employee recruiting and retention needs.

WE MANAGE OUR EQUITY AWARD USE CAREFULLY AND DILUTION IS REASONABLE

We manage our long-term shareholder dilution by limiting the number of equity awards granted annually. The Board carefully monitors our annual burn rate, dilution, and equity expense to ensure that we maximize shareholders’ value by granting only the appropriate number of equity awards necessary to attract, reward, and retain employees.

2020 PROXY STATEMENT	75

PROPOSAL NO. 3: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEATTLE GENETICS, INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

The following table shows our responsible burn rate history.

		Seattle Genetics

	Peer group FY19	FY19	FY18	FY17

Gross Burn Rate as a % of Outstanding(1)	2.74%	2.04%	2.05%	2.13%

Adjusted Burn Rate as a % of Outstanding(2)		1.79%	1.74%	1.57%

(1)	Gross Burn Rate is calculated as: (shares subject to options granted + shares subject to full value awards granted)/weighted average common shares outstanding.
(2)

Adjusted Burn Rate is calculated as: (shares subject to options granted + shares subject to full value awards granted—shares subject to options and full value awards that expired, terminated or were forfeited)/weighted average common shares outstanding.

As of March 1, 2020, there were 172,466,090 shares of our common stock outstanding. The closing price of our common stock as reported on the Nasdaq Global Select Market as of February 28, 2020, the last trading day prior to March 1, 2020, was $113.86 per share.

THE SIZE OF OUR SHARE RESERVE REQUEST IS REASONABLE

If our request to increase the share reserve of the 2007 Equity Plan is approved, we will add 6,000,000 shares to the 4,138,239 shares that were available for grant under the Restated 2007 Equity Plan as of March 1, 2020. Based on our current award targets and headcount as well as our hiring as we expand into multiple products and new countries, we anticipate this will provide a pool of shares adequate to cover the next two years. Our equity program encourages ownership, incentivizes long-term thinking aligned with the interests of our shareholders, and is based on performance and retention of top talent. In addition, we continually monitor our practices and policies to ensure the continued sustainability of our rate of share utilization as shown in our burn rate when compared to our peers.

THE RESTATED 2007 EQUITY PLAN COMBINES COMPENSATION AND GOVERNANCE BEST PRACTICES

The Restated 2007 Equity Plan includes provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices including:

•

Repricing is not allowed. The Restated 2007 Equity Plan prohibits the repricing of outstanding stock options and stock appreciation rights and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards under the Restated 2007 Equity Plan without prior shareholder approval.

•

Shareholder approval is required for additional shares. The Restated 2007 Equity Plan does not contain an annual “evergreen” provision. The Restated 2007 Equity Plan authorizes a fixed number of shares, so that shareholder approval is required to issue any additional shares, allowing our shareholders to have direct input on our equity compensation programs.

•

Responsible change in control provisions. The definition of change in control in the Restated 2007 Equity Plan requires the consummation of an actual transaction so that no vesting acceleration benefits may occur without an actual change in control transaction occurring. In addition, if awards are assumed or equivalent awards are substituted by the successor corporation, vesting acceleration benefits would only occur if the recipient’s service is involuntarily terminated.

•

Independent Compensation Committee. Our Compensation Committee consists entirely of independent directors. Our Board currently consists of eight independent directors and Dr. Siegall, our President and Chief Executive Officer.

SUMMARY OF MATERIAL CHANGES AND TERMS IN THE RESTATED 2007 EQUITY PLAN

The Restated 2007 Equity Plan contains the following material changes from the 2007 Equity Plan, each as further described below under “Summary of the Restated 2007 Equity Plan”:

•

increases the maximum aggregate number of shares of common stock authorized for issuance under the Restated 2007 Equity Plan to 39,000,000 shares, subject to adjustment for certain changes in our capitalization (the maximum aggregate number of shares of common stock authorized for issuance under the 2007 Equity Plan is 33,000,000 shares);

76

PROPOSAL NO. 3: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEATTLE GENETICS, INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

•

increases the maximum aggregate number of shares that may be issued under the Restated 2007 Equity Plan through incentive stock options to 78,000,000 shares, subject to adjustment for certain changes in our capitalization (the maximum aggregate number of shares that may be issued under the 2007 Equity Plan through incentive stock options is 66,000,000 shares);

•	extends the term of the Restated 2007 Equity Plan through May 14, 2030 (the term of the 2007 Equity Plan ends on May 18, 2028);

•

provides the following additional performance objectives called “qualifying performance criteria” that may determine the grant, issuance, retention, vesting and/or settlement of awards under the Restated 2007 Equity Plan: implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, presentation of studies and launch of commercial plans, compliance programs or education campaigns); and

•

provides that the aggregate value of all compensation granted or paid to any individual for service as a non-employee director with respect to any calendar year, including awards granted under the Restated 2007 Equity Plan and cash fees paid by us to such non-employee director, will not exceed (i) $1,000,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the Board during such calendar year, $1,500,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

The other material terms of the Restated 2007 Equity Plan will remain the same as in the 2007 Equity Plan as follows:

•

the types of awards that may be granted are stock options (including incentive stock options and nonstatutory stock options), restricted stock, restricted stock units, stock appreciation rights and other similar types of awards;

•

shares subject to awards that are canceled, expired or are forfeited (including with respect to any shares that have been issued under an award) will be available for re-grant under the Restated 2007 Equity Plan;

•	if an awardee pays the exercise or purchase price of an award through the tendering of shares, the number of shares tendered will become available for re-grant under the Restated 2007 Equity Plan;

•	no awardee may be granted, in any calendar year under the Restated 2007 Equity Plan, awards covering more than 1,000,000 shares, subject to adjustment for certain changes in our capitalization;

•

in the event of any stock split, reverse stock split, stock dividend, spin-off, combination or reclassification of our common stock, or similar change to our capital structure (effected without receipt of consideration by us), the plan administrator will make proportionate adjustments to (1) the number and kind of shares covered by each outstanding award under the Restated 2007 Equity Plan, (2) the exercise or purchase (including repurchase) price per share subject to each outstanding award under the Restated 2007 Equity Plan and (3) each of the share limitations under the Restated 2007 Equity Plan; and

•	shareholder approval is required for certain types of amendments to the Restated 2007 Equity Plan.

SHAREHOLDER APPROVAL

The Restated 2007 Equity Plan will not become effective unless this Proposal No. 3 is approved by our shareholders. If this Proposal No. 3 is approved by our shareholders, the Restated 2007 Equity Plan will become effective upon the date of the 2020 Annual Meeting. In the event that our shareholders do not approve this Proposal No. 3, the Restated 2007 Equity Plan will not become effective and the 2007 Equity Plan will continue in its current form.

SUMMARY OF THE RESTATED 2007 EQUITY PLAN

GENERAL

A copy of the Restated 2007 Equity Plan is attached to this proxy statement as Appendix A. The following description of the Restated 2007 Equity Plan is a summary and so is qualified by reference to the complete text of the Restated 2007 Equity Plan. This summary reflects the terms set forth above.

The purpose of the Restated 2007 Equity Plan is to enhance the long-term shareholder value of Seattle Genetics by offering opportunities to eligible individuals to participate in the growth in value of our equity. Stock options and stock

2020 PROXY STATEMENT	77

PROPOSAL NO. 3: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEATTLE GENETICS, INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

awards, including restricted stock, restricted stock units, stock appreciation rights and similar types of awards, may be granted under the Restated 2007 Equity Plan. Options granted under the Restated 2007 Equity Plan may be either “incentive stock options,” as defined in Section 422 of the Code, or nonstatutory stock options.

ADMINISTRATION

The Restated 2007 Equity Plan may be administered by the Board, a committee of the Board, or one or more of our officers delegated by the Board or the Board committee in accordance with the terms of the Restated 2007 Equity Plan. We refer to the group or person that administers the Restated 2007 Equity Plan from time to time below as the plan administrator.

ELIGIBILITY

Awards may be granted under the Restated 2007 Equity Plan to our employees, directors and consultants and the employees, directors and consultants of our affiliates. Incentive stock options may be granted only to our employees or the employees of our subsidiaries. As of March 1, 2020, we (including our affiliates) had approximately 1,730 employees and eight non-employee directors. The plan administrator, with direction from the Compensation Committee as appropriate, selects the employees and directors to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.

SHARE RESERVE

If this Proposal No. 3 is approved, the total number of shares of our common stock authorized for issuance under the Restated 2007 Equity Plan will be 39,000,000 shares, subject to adjustment for certain changes in our capitalization.

Shares subject to awards that are canceled, expired or are forfeited (including with respect to any shares that have been issued under an award) will be available for re-grant under the Restated 2007 Equity Plan. If an awardee pays the exercise or purchase price of an award through the tendering of shares, the number of shares tendered will become available for re-grant under the Restated 2007 Equity Plan.

SHARE LIMITS

If this Proposal No. 3 is approved, the total number of shares of our common stock that may be issued under the Restated 2007 Equity Plan pursuant to the exercise of incentive stock options will be 78,000,000 shares, subject to adjustment for certain changes in our capitalization.

Under the Restated 2007 Equity Plan, no awardee may be granted awards covering more than 1,000,000 shares in any calendar year, subject to adjustment for certain changes in our capitalization.

NON-EMPLOYEE DIRECTOR COMPENSATION LIMIT

The aggregate value of all compensation granted or paid to any individual for service as a non-employee director with respect to any calendar year, including awards granted under the Restated 2007 Equity Plan and cash fees paid by us to such non-employee director, will not exceed (i) $1,000,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the Board during such calendar year, $1,500,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

SECTION 162(m) TRANSITION RELIEF FOR PERFORMANCE-BASED COMPENSATION

Under Section 162(m) of the Code, compensation paid to any publicly held corporation’s “covered employees” (as defined under Section 162(m) of the Code) that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Certain provisions in the Restated 2007 Equity Plan refer to the “performance-based compensation” exception to the $1 million deductibility limit under Section 162(m) of the Code. Pursuant to the Tax Cuts and Jobs Act, this exception was repealed with respect to taxable years beginning after December 31, 2017. However, an award may still be eligible for this exception if, among other requirements, it is intended to qualify, and is eligible to qualify, as “performance-based compensation” under Section 162(m) of the Code pursuant to the transition relief provided by the Tax Cuts and Jobs Act for remuneration provided pursuant to a written binding contract which

78

PROPOSAL NO. 3: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEATTLE GENETICS, INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

was in effect on November 2, 2017 and which was not modified in any material respect on or after such date. For purposes of this Proposal No. 3, the term “Section 162(m) Transition Relief” refers to such transition relief. Accordingly, the provisions in the Restated 2007 Equity Plan which refer to the “performance-based compensation” exception under Section 162(m) of the Code will only apply to any award that is intended to qualify, and is eligible to qualify, as “performance-based compensation” under Section 162(m) of the Code pursuant to the Section 162(m) Transition Relief and, therefore, such provisions are not applicable to any other awards granted under the Restated 2007 Equity Plan. However, even if an award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, no assurance can be given that the award will in fact qualify for the Section 162(m) Transition Relief or the “performance-based compensation” exception under Section 162(m) of the Code.

TERMS AND CONDITIONS OF OPTIONS

Each option is evidenced by a stock option agreement between us and the optionee and is subject to the following additional terms and conditions.

Exercise Price. The plan administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option or a nonstatutory stock option may not be less than 100% of the fair market value of our common stock on the date the option is granted, provided that the exercise price of an incentive stock option granted to an employee who holds more than 10% of the voting power of all classes of our stock may not be less than 110% of the fair market value of our common stock on the date the option is granted. However, we may grant options with exercise prices less than the fair market value of our common stock on the date of grant in connection with an acquisition by us of another company. The fair market value of our common stock is the closing price for the shares as reported on the Nasdaq Global Select Market as of the applicable date. As of February 28, 2020, the closing price of our common stock as reported on the Nasdaq Global Select Market was $113.86 per share.

Exercise of Option; Form of Consideration. The plan administrator determines when options vest and become exercisable and in its discretion may accelerate the vesting of any outstanding option; provided, however, that (i) each option must have a minimum vesting period of one year from the earlier of the date of grant or vesting commencement date, if any, and (ii) in the event of an optionee’s termination due to death or disability, the vesting and exercisability of each outstanding time-based option granted to the optionee under the Restated 2007 Equity Plan will be accelerated for an additional 12 months. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The Restated 2007 Equity Plan permits payment to be made by cash, check, wire transfer, other shares of our common stock (with some restrictions), broker assisted same-day sales, cashless “net exercise” arrangements, any other form of consideration permitted by applicable law and the plan administrator, or any combination thereof.

Term of Option. The term of an option may be no more than ten years from the date of grant, provided that the term of an incentive stock option granted to an employee who holds more than 10% of the voting power of all classes of our stock may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

Termination of Service. If an optionee’s service as an employee, director or consultant (referred to in this Proposal No. 3 as “service”) terminates for any reason other than cause, death or disability, then options held by the optionee under the Restated 2007 Equity Plan generally will be exercisable to the extent they are vested and exercisable on the termination date for a period (as specified by the plan administrator) after the termination date but not after the options’ expiration date. If an optionee’s service terminates for cause, then the plan administrator has the authority to terminate all options held by the optionee under the Restated 2007 Equity Plan immediately.

Generally, if an optionee’s service terminates as a result of the optionee’s death or in the event of an optionee’s death within 30 days following the optionee’s termination of service, all outstanding options that were vested and exercisable as of the date of the optionee’s death may be exercised for twelve months following the optionee’s death but in no event after the options’ expiration date. Generally, if an optionee’s service terminates as a result of the optionee’s disability, then all options to the extent they are vested and exercisable on the termination date may be exercised for twelve months following the termination date but in no event after the options’ expiration date. The plan administrator has the authority to extend the period of time for which an option is to remain exercisable following an optionee’s termination (taking into account limitations and consequences under the Code) but not beyond the expiration of the term of the option.

2020 PROXY STATEMENT	79

PROPOSAL NO. 3: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEATTLE GENETICS, INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

TERMS AND CONDITIONS OF STOCK AWARDS

Stock awards may be restricted stock grants, restricted stock units, stock appreciation rights or other similar awards. Restricted stock grants are awards of a specific number of shares of our common stock. Restricted stock units represent a promise to deliver shares of our common stock, or an amount of cash or property equal to the value of the underlying shares, at a future date. Stock appreciation rights are rights to receive cash and/or shares of our common stock based on the amount by which the exercise date fair market value of a specific number of shares exceeds the grant date fair market value of the exercised portion of the stock appreciation right.

Each stock award agreement will contain provisions regarding (i) the number of shares subject to the stock award, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the performance criteria (including qualifying performance criteria), if any, and level of achievement versus these criteria that will determine the number of shares granted, issued, retainable and vested, as applicable, (iv) such terms and conditions on the grant, issuance, vesting, settlement, and forfeiture of the shares, as applicable, as may be determined from time to time by the plan administrator, (v) restrictions on the transferability of the stock award, and (vi) such further terms and conditions, in each case not inconsistent with the Restated 2007 Equity Plan, as may be determined from time to time by the plan administrator; provided, however, that (i) each stock award must have a minimum vesting period of one year from the earlier of the date of grant or the vesting commencement date, if any, and (ii) in the event of an awardee’s termination due to death or disability, the vesting (and exercisability, if applicable) of each outstanding time-based stock award granted to the awardee under the Restated 2007 Equity Plan will be accelerated for an additional 12 months. The term of a stock appreciation right may be no more than ten years from the date of grant.

REPRICING; CANCELLATION AND RE-GRANT OF AWARDS

No option or stock appreciation right may be repriced to reduce the exercise or strike price of such option or stock appreciation right without shareholder approval (except in connection with a change in our capitalization—see “Adjustments upon Changes in Capitalization, Change in Control or Dissolution” below). Additionally, the plan administrator will not have the authority to cancel any outstanding option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards under the Restated 2007 Equity Plan, unless our shareholders have approved such an action within twelve months prior to such an event.

NONTRANSFERABILITY

Generally, awards granted under the Restated 2007 Equity Plan are not transferable other than by will or the laws of descent and distribution or to a designated beneficiary upon the awardee’s death. The plan administrator may in its discretion make an award transferable to an awardee’s family member or any other person or entity as it deems appropriate.

QUALIFYING PERFORMANCE CRITERIA

The Restated 2007 Equity Plan permits us to grant awards incorporating performance objectives called “qualifying performance criteria”. Qualifying performance criteria means any one or more of the performance criteria listed below, either individually, alternatively or in combination, applied to either Seattle Genetics as a whole or to a business unit, affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the plan administrator in the award agreement: (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average shareholders’ equity; (vii) total shareholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue; (xii) income or net income; (xiii) operating income or net operating income, in aggregate or per share; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) growth in shareholder value relative to the moving average of a peer group index; (xix) strategic plan development and implementation (including individual performance objectives that relate to achievement of the Company’s or any business unit’s strategic plan); (xx) improvement in workforce diversity; (xxi) growth of revenue, operating income or net income; (xxii) approval by the U.S. Food and Drug Administration or other regulatory body of a product candidate; and (xxiii) implementation or completion of projects or processes

80

PROPOSAL NO. 3: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEATTLE GENETICS, INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

(including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, presentation of studies and launch of commercial plans, compliance programs or education campaigns) and (xxiv) any other similar criteria.

The Compensation Committee may appropriately adjust any evaluation of performance under a qualifying performance criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs and/or other nonrecurring charges; and (E) any gains or losses that are “unusual” in nature or occur “infrequently” under generally accepted accounting principles or discontinued operations in our financial statements.

DEFERRAL OF AWARD BENEFITS

The plan administrator may permit awardees whom it selects to defer compensation payable pursuant to the terms of an award or defer compensation arising outside the terms of the Restated 2007 Equity Plan pursuant to a program that provides for deferred payment in satisfaction of other compensation amounts through the issuance of one or more awards under the Restated 2007 Equity Plan and in a manner that complies with Section 409A of the Code.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, CHANGE IN CONTROL OR DISSOLUTION

In the event of any stock split, reverse stock split, combination or reclassification of common stock, stock dividend, spin-off, or similar change to our capital structure effected without receipt of consideration by us, the plan administrator will make proportionate adjustments to (i) the number and kind of shares covered by each outstanding award under the Restated 2007 Equity Plan, (ii) the exercise or purchase (including repurchase) price per share subject to each outstanding award under the Restated 2007 Equity Plan and (iii) each of the share limitations under the Restated 2007 Equity Plan.

In the event of (i) an acquisition of us by means of any transaction or series of related transactions, including any reorganization, merger or consolidation but excluding any merger effected exclusively for the purpose of changing our domicile, (ii) any sale of all or substantially all of our assets or (iii) any other event specified by the plan administrator, so long as in either (i) or (ii), our shareholders of record immediately prior to the transaction hold less than 50% of the voting power of the surviving entity and, so long as in (iii) that no change in control will be deemed to occur upon announcement or commencement of a tender offer or upon a “potential” takeover or upon shareholder approval of a merger or other transaction, in each case without a requirement that the change in control actually occur (each, a “change in control”), then:

•

if the successor corporation does not assume or substitute equivalent awards for an awardee’s outstanding equity awards granted pursuant to the Restated 2007 Equity Plan and the awardee’s service has not terminated as of, or has terminated without cause immediately prior to, the effective time of the change in control, then as of immediately prior to the effective time of the change in control, the vesting of such awards will be accelerated in full; and

•

if the awardee’s outstanding equity awards are assumed or equivalent awards are substituted by the successor corporation and if at the time of, immediately prior to or within twelve months after the effective time of the change in control, the awardee’s service is terminated without cause or due to constructive termination, then as of the date of such termination, the vesting of such awards will be accelerated in full.

In the event of a liquidation or dissolution, any options or stock awards that have not been exercised will terminate immediately prior to the transaction.

The plan administrator has the authority to accelerate vesting of outstanding awards under the Restated 2007 Equity Plan at any time in its sole discretion.

AMENDMENT AND TERMINATION OF THE RESTATED 2007 EQUITY PLAN

The plan administrator may amend, alter or discontinue the Restated 2007 Equity Plan at any time. However, we will obtain shareholder approval for any amendment to the Restated 2007 Equity Plan if shareholder approval is necessary or desirable to comply with any applicable law or listing requirements. In addition, we will obtain shareholder approval of any of the following: (i) an increase to the shares reserved for issuance under the Restated 2007 Equity Plan other

2020 PROXY STATEMENT	81

PROPOSAL NO. 3: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEATTLE GENETICS, INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

than an increase in connection with a change in our capitalization as described in “Adjustments upon Changes in Capitalization, Change in Control or Dissolution” above; (ii) a change of the class of persons eligible to receive awards under the Restated 2007 Equity Plan; (iii) a reduction in the minimum exercise prices at which options or stock appreciation rights may be granted; or (iv) any amendment of outstanding options or stock appreciation rights that results in a repricing of such awards. No amendment of the Restated 2007 Equity Plan will impair the rights of an outstanding award without the consent of the awardee, except as otherwise provided in the Restated 2007 Equity Plan. If the Restated 2007 Equity Plan is approved by our shareholders, then unless sooner terminated, the Restated 2007 Equity Plan will automatically terminate on May 15, 2030, which is the date ten years from the date of shareholder approval of the Restated 2007 Equity Plan.

RESTATED 2007 NEW PLAN BENEFITS

RESTATED 2007 EQUITY PLAN

Name and Position	Dollar Value of Awards $	Number of Shares Subject to Awards

Clay B. Siegall, Ph.D.(1)	*	*

President and Chief Executive Officer

Todd E. Simpson(1)	*	*

Chief Financial Officer

Roger Dansey, M.D.(1)	*	*

Chief Medical Officer

Jean I. Liu(1)	*	*

General Counsel and Executive Vice President, Legal Affairs

Robin G. Taylor, M.B.A., Ph.D.(1)	*	*

Former Chief Commercial Officer

All current executive officers as a group(1)	*	*

All current directors who are not executive officers as a group(2)	$3,200,000 per calendar year	*

All employees, including all current officers who are not executive officers, as a group(1)	*	*

(1)

Awards granted under the Restated 2007 Equity Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Restated 2007 Equity Plan, and the Compensation Committee and Board have not granted any awards under the Restated 2007 Equity Plan subject to shareholder approval of this Proposal No. 3. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Restated 2007 Equity Plan, as well as the benefits or amounts which would have been received by or allocated to our executive officers and other employees for 2019 if the Restated 2007 Equity Plan had been in effect, are not determinable.

(2)

Awards granted under the Restated 2007 Equity Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the Restated 2007 Equity Plan. However, our current non-employee director compensation policy establishes certain target values for initial and annual awards that automatically will be granted to our non-employee directors under the Restated 2007 Equity Plan if this Proposal No. 3 is approved by our shareholders. Pursuant to such policy, if this Proposal No. 3 is approved by our shareholders, then on the date of the 2020 Annual Meeting and each annual meeting of our shareholders thereafter, each of our current non-employee directors will be granted annual awards under the Restated 2007 Equity Plan consisting of an option and a restricted stock unit award, each with a target value of $200,000 (resulting in a total value of $400,000 for each of our current non-employee directors individually and an aggregate total value of $3,200,000 for all of our current non-employee directors as a group). The actual number of shares of our common stock subject to each such option is calculated based on an approximation of the target award value based on the average stock price during the 30 calendar days preceding the effective date of the grant and using the Black Scholes methodology for stock option valuation, and the actual number of shares of our common stock subject to each such restricted stock unit award is calculated by dividing the target value of such restricted stock unit award by the average stock price during the 30 calendar days preceding the effective date of the grant. Therefore, the actual number of shares of our common stock subject to such options and restricted stock unit awards is not determinable at this time. For additional information regarding our current non-employee director compensation policy, see “Director Compensation—Equity Compensation” above.

82

PROPOSAL NO. 3: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEATTLE GENETICS, INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

2007 EQUITY PLAN BENEFITS

The following table sets forth, for each of the individuals and the various groups indicated, the total number of shares of our common stock subject to awards that have been granted (even if not currently outstanding) under the 2007 Equity Plan since its approval by our shareholders in 2007 through March 1, 2020.

2007 EQUITY PLAN

Name and Position	Number of Shares Subject to Awards

Clay B. Siegall, Ph.D.	3,176,201

President and Chief Executive Officer

Todd E. Simpson	868,384

Chief Financial Officer

Roger Dansey, M.D.	271,946

Chief Medical Officer

Vaughn B. Himes, Ph.D.	841,504

Chief Technical Officer

Jean I. Liu	375,138

General Counsel and Executive Vice President, Legal Affairs

Robin G. Taylor, M.B.A., Ph.D.	101,035

Former Chief Commercial Officer

All current executive officers as a group	5,533,173

All current directors who are not executive officers as a group	1,119,888

Each nominee for election as a director:

David W. Gryska	178,841

John A. Orwin	79,341

Alpna H. Seth, Ph.D.	30,001

Each associate of any executive officers, current directors or director nominees	—

Each other person who received or is to receive 5% of awards	—

All employees, including all current officers who are not executive officers, as a group	13,876,255

EQUITY COMPENSATION PLAN INFORMATION

Please see the section of this proxy statement entitled “Equity Compensation Plan Information” for certain information with respect to compensation plans under which equity securities of Seattle Genetics are authorized for issuance.

FEDERAL INCOME TAX CONSEQUENCES

THE FOLLOWING IS A GENERAL SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OTHER AWARDS UNDER THE RESTATED 2007 EQUITY PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OTHER AWARDS. THE INFORMATION SET FORTH BELOW IS A SUMMARY ONLY AND DOES NOT PURPORT TO BE COMPLETE. THE INFORMATION IS BASED UPON CURRENT FEDERAL INCOME TAX RULES AND THEREFORE IS SUBJECT TO CHANGE WHEN THOSE RULES CHANGE. THE RESTATED 2007 EQUITY PLAN IS NOT QUALIFIED UNDER THE PROVISIONS OF SECTION 401(A) OF THE CODE AND IS NOT SUBJECT TO ANY OF THE PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974. OUR ABILITY TO REALIZE THE BENEFIT OF ANY TAX DEDUCTIONS DESCRIBED BELOW DEPENDS ON OUR GENERATION OF TAXABLE INCOME, AS WELL AS THE REQUIREMENT OF REASONABLENESS, THE PROVISIONS OF SECTION 162(M) OF THE CODE AND THE SATISFACTION OF OUR TAX REPORTING OBLIGATIONS.

2020 PROXY STATEMENT	83

PROPOSAL NO. 3: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEATTLE GENETICS, INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

OPTIONS

The grant of an incentive stock option has no federal income tax effect on the optionee. Upon exercise the optionee does not recognize income for “regular” tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (which is often referred to as the “option spread”) is included in the optionee’s “alternative minimum taxable income” for purposes of the alternative minimum tax. If the optionee does not dispose of the stock acquired upon exercise of an incentive stock option until more than two years after the option grant date and more than one year after exercise of the option, any gain (or loss) upon sale of the shares will be a long-term capital gain (or loss). If shares are sold or otherwise disposed of before these periods have expired, which is referred to as a disqualifying disposition, the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). We are not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition (unless limited by Section 162(m)).

The grant of a nonstatutory stock option having an exercise price equal to the grant date fair market value of our common stock has no federal income tax effect on the optionee. Upon the exercise of a nonstatutory stock option, the optionee has taxable ordinary income (and unless limited by Section 162(m), we are entitled to a corresponding deduction) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a nonstatutory stock option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held, on any difference between the sale price and the exercise price, to the extent not recognized as taxable income on the date of exercise. We may allow nonstatutory stock options to be transferred subject to conditions and restrictions imposed by the plan administrator; special tax rules may apply on such a transfer. In the case of both incentive stock options and nonstatutory stock options, special federal income tax rules apply if our common stock is used to pay all or part of the option price, and different rules than those described above will apply if unvested shares are purchased on exercise of the option.

STOCK AWARDS

Stock Awards. Stock awards will generally be taxed in the same manner as nonstatutory stock options. Shares issued under a restricted stock award are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the shares will be forfeited in the event that the participant ceases to provide services to us and are not transferable. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time the award shares are issued. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the share issuance date) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of such issuance, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding by us. We are entitled to a deduction in the same amount as and at the time the employee recognizes ordinary income.

Stock Appreciation Rights. We may grant under the Restated 2007 Equity Plan stock appreciation rights separate from any other award or in tandem with other awards under the Restated 2007 Equity Plan. Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the participant will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant in connection with the stock appreciation right.

Restricted Stock Units. Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the participant in exchange for the shares of our common stock. To conform to the requirements

84

PROPOSAL NO. 3: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SEATTLE GENETICS, INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

of Section 409A of the Code, the shares of our common stock subject to a stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the participant will owe an additional 20% federal tax and interest on any taxes owed.

The participant’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units, will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

SECTION 409A OF THE CODE

The American Jobs Creation Act of 2004 added Section 409A to the Code, generally effective January 1, 2005. Section 409A covers most programs that defer the receipt of compensation to a succeeding year. It provides rules for elections to defer, if any, and for timing of payouts. There are significant penalties placed on the individual participant for failure to comply with Section 409A. However, it does not impact our ability to deduct deferred compensation.

Section 409A does not apply to incentive stock options, nonstatutory stock options that have an exercise price that is at least equal to the grant date fair market value and restricted stock provided there is no deferral of income beyond the vesting date. Section 409A also does not cover stock appreciation rights if the exercise price is not less than the fair market value of the underlying stock on the date of grant, the rights are settled in such stock and no features defer the recognition of income beyond the exercise date.

SECTION 162(M) OF THE CODE

Under Section 162(m) of the Code, compensation paid to any publicly held corporation’s “covered employees” (as defined under Section 162(m) of the Code) that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Prior to the enactment of the Tax Cuts and Jobs Act, compensation that qualified as “performance-based compensation” under Section 162(m) of the Code was not subject to this deduction limitation. Pursuant to the Tax Cuts and Jobs Act, this exception for “performance-based compensation” under Section 162(m) of the Code was repealed with respect to taxable years beginning after December 31, 2017, except that certain transition relief is provided for remuneration provided pursuant to a written binding contract which was in effect on November 2, 2017 and which was not modified in any material respect on or after such date. As a result, compensation paid to any of our “covered employees” in excess of $1 million per taxable year generally will not be deductible unless, among other requirements, it is intended to qualify, and is eligible to qualify, as “performance-based compensation” under Section 162(m) of the Code pursuant to the transition relief described above. Because of certain ambiguities and uncertainties as to the application and interpretation of Section 162(m) of the Code, as well as other factors beyond the control of the Compensation Committee, no assurance can be given that any award granted under the Restated 2007 Equity Plan will be eligible for such transition relief and, therefore, eligible for the “performance-based compensation” exception under Section 162(m) of the Code.

ACCOUNTING TREATMENT

We will recognize compensation cost in connection with awards granted under the Restated 2007 Equity Plan as required under applicable accounting standards. We currently recognize compensation cost associated with equity awards over an award’s requisite service period and establish fair value of equity awards in accordance with applicable accounting standards.

VOTE REQUIRED

Shareholder approval of this Proposal No. 3 will require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.

The Board recommends a vote FOR this Proposal No. 3.

2020 PROXY STATEMENT	85

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since June 1998. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Shareholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our bylaws or other governing documents. However, the Board is submitting the appointment of PricewaterhouseCoopers LLP to the shareholders for ratification as a matter of good corporate governance. While the Audit Committee is not bound by a vote either for or against the proposal, it will consider a vote against PricewaterhouseCoopers LLP by the shareholders in selecting our independent registered public accounting firm in the future. Even if the shareholders do ratify the appointment, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of Seattle Genetics and its shareholders.

Shareholder approval of this Proposal No. 4 will require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.

On behalf of the audit committee, the Board recommends a vote FOR this Proposal No. 4.

86

PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

PricewaterhouseCoopers LLP served as our independent registered public accounting firm for 2019 and 2018 and their aggregate fees for services rendered were as follows:

Type of Fees	2019	2018

Audit Fees	$1,330,000	$1,543,000

Audit-Related Fees	—	—

Tax Fees	—	—

All Other Fees	2,790	2,700

Total Fees	$1,332,790	$1,545,700

Audit Fees. Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings. In 2018, these fees included services to support the acquisition of Cascadian Therapeutics, Inc.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “— Audit Fees.” There were no audit-related fees billed to Seattle Genetics for services rendered during 2019 or 2018.

Tax Fees. Tax fees principally included tax compliance, tax advice and tax planning fees. There were no tax fees billed to Seattle Genetics for services rendered during 2019 or 2018.

All Other Fees. All other fees include any fees billed that are not audit, audit related, or tax fees. In 2019 and 2018, these fees related to accounting research software licenses.

PRE-APPROVAL POLICIES AND PROCEDURES

In October 2006, the Audit Committee adopted an Audit and Audit-Related Services Pre-Approval Policy, or the Policy, which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent registered public accounting firm may be pre-approved. Proposed services either may be pre-approved by the Audit Committee without consideration of specific case-by-case services (i.e., general pre-approval) or require the specific pre-approval of the Audit Committee (i.e., specific pre-approval). The Audit Committee believes that the combination of these two approaches has resulted in an effective and efficient procedure to pre-approve services performed by the independent registered public accounting firm. As set forth in the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee. In addition, the Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve services not prohibited by the Policy to be performed by our independent registered public accounting firm and associated fees up to $25,000, provided that the Chair is required to report any decision to pre-approve such audit-related or non-audit services and fees to the full Audit Committee for ratification at its next regular meeting. All audit-related and non-audit related services performed by our independent registered public accounting firm in 2019 were pre-approved.

2020 PROXY STATEMENT	87

AUDIT COMMITTEE REPORT

AUDIT COMMITTEE REPORT(1)

The Audit Committee of the Board of Directors is currently comprised of three independent directors and operates under a written charter originally adopted by the Board of Directors in March 2001, which charter is reviewed on an annual basis and amended as necessary by the Board of Directors upon recommendation by the Audit Committee.

The members of the Audit Committee are currently David W. Gryska (chairman), John A. Orwin and Alpna H. Seth. Each of the members of the Audit Committee is an “independent director” as currently defined in Rules 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards and Rule 10A-3 of the Exchange Act. The Board of Directors has also determined that David W. Gryska is an “audit committee financial expert” as described in applicable rules and regulations of the Securities and Exchange Commission, or the SEC.

The Audit Committee appoints an accounting firm as our independent registered public accounting firm. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

The Audit Committee held six meetings during 2019. The meetings were designed to provide information to the Audit Committee necessary for it to conduct its oversight function of the external financial reporting activities and audit process of Seattle Genetics, and to facilitate and encourage communication between the Audit Committee, management and our independent registered public accounting firm, PricewaterhouseCoopers LLP. Management represented to the Audit Committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee reviewed and discussed the audited financial statements for 2019 with management and the independent registered public accounting firm. The Audit Committee also instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm, PricewaterhouseCoopers LLP, required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP that firm’s independence.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

The Audit Committee of the Board of Directors of Seattle Genetics, Inc.:

David W. Gryska (chair)	John A. Orwin	Alpna H. Seth

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Seattle Genetics under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

88

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION

2020 MEETING INFORMATION
Meeting Date:	Friday, May 15, 2020	Meeting Place:	Seattle Genetics, Inc. 21823 – 30th Drive SE, Building 3 Bothell, WA 98021
Meeting Time:	11:00 a.m. (Pacific)
Record Date:	March 19, 2020

VOTING MATTERS

Management Proposals		Board Vote Recommendation	See Page Number for More Detail

PROPOSAL NO. 1	Election of Class I directors	FOR EACH NOMINEE	Page 8

PROPOSAL NO. 2	Advisory vote on the compensation of our named executive officers	FOR	Page 29

PROPOSAL NO. 3	Amendment and restatement of the 2007 Equity Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance thereunder by 6,000,000 shares	FOR	Page 75

PROPOSAL NO. 4	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020	FOR	Page 86

WHY DID I RECEIVE THIS PROXY STATEMENT?

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. This proxy statement describes the proposals on which we would like you, as a shareholder, to vote. It also gives you information on these proposals so that you can make an informed decision, information you may find useful in determining how to vote and information regarding voting procedures.

WHY DID I RECEIVE A NOTICE ABOUT INTERNET AVAILABILITY OF PROXY MATERIALS, INSTEAD OF PAPER COPIES OF THE PROXY MATERIALS?

This proxy statement and our 2019 annual report are available on the Internet at http://www.edocumentview.com/SGEN. In accordance with the rules of the SEC, we are using the Internet as our primary means of furnishing proxy materials to shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a Notice of Internet Availability of Proxy Materials, or the Notice of Internet Availability, with instructions for accessing the proxy materials, including our proxy statement and 2019 annual report, and voting via the Internet. The Notice of Internet Availability also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and it helps conserve natural resources.

WHEN AND WHERE WILL THE ANNUAL MEETING BE HELD?

The Annual Meeting is being held on Friday, May 15, 2020, at 11:00 a.m. local time at our principal offices located in Building 3 at 21823 – 30th Drive SE, Bothell, Washington 98021. Directions to our principal offices may be found at www.seattlegenetics.com. We are monitoring the emerging public health impact of the coronavirus outbreak (COVID-19). The health and well-being of our employees and shareholders are paramount. If public health developments warrant, we may need to change the location of the Annual Meeting or switch to a virtual meeting format. Any such change will be announced via press release and the filing of additional soliciting materials with the SEC. Please retain the control number from your proxy card or voting instruction form so that you can access the Annual Meeting if it is converted to a virtual meeting format.

2020 PROXY STATEMENT	89

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION

CAN I VOTE AT THE ANNUAL MEETING?

All shareholders of record who owned shares of our stock as of March 19, 2020, the record date, may attend and vote on the proposals considered at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN A SHAREHOLDER OF RECORD AND A BENEFICIAL OWNER?

Shareholders whose shares are registered with our transfer agent, Computershare, Inc., in their own name are record holders, also known as shareholders of record. Shareholders whose shares are not registered in their own name with Computershare, Inc. are beneficial holders of shares held in street name. Such shares may be held in an account at a bank or at a brokerage firm (your record holder). If you are a beneficial holder, you have the right to direct your record holder on how to vote your shares, and you will receive instructions from your record holder that must be followed in order for your record holder to vote your shares per your instructions.

HOW CAN I VOTE?

For the election of directors (Proposal No. 1), you may vote “FOR” or “AGAINST” each nominee, or you may abstain from voting for all or any of the nominees. For each of the other three proposals, you may vote “FOR” or “AGAINST” or abstain from voting.

If you are a shareholder of record, as of the record date, you may vote via any of the following methods:

Via the Internet:	Call Toll-Free:	Mail Signed Proxy Card:
www.envisionreports.com/SGEN	1-800-652-VOTE (8683)	Using the Provided Postage-Paid Envelope

In addition, if you are a shareholder of record, you may vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy. If your shares are held in street name, your shares may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from your record holder giving you the right to vote such shares in person at the Annual Meeting.

If you are a beneficial holder, you have the right to direct your record holder on how to vote your shares, and you will receive instructions from your record holder that must be followed in order for your record holder to vote your shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or by telephone. If Internet or telephone voting is unavailable from your record holder, please complete and return the voting instruction form in the addressed, postage paid envelope provided. If your shares are held beneficially in street name and you have not given your record holder voting instructions, your record holder will not be able to vote your shares with respect to any matter other than ratification of the appointment of Seattle Genetics’ independent registered public accounting firm as explained in more detail below.

For those shareholders who receive a Notice of Internet Availability, the Notice of Internet Availability provides information on how to access your proxy materials on the Internet, which contains instructions on how to vote via the Internet or by telephone. If you received a Notice of Internet Availability, you can request a printed copy of your proxy materials by following the instructions contained in the Notice of Internet Availability.

IF I AM A BENEFICIAL HOLDER, HOW CAN I VOTE?

If you are the record holder of your shares, you must vote by proxy or attend the Annual Meeting in person in order to vote on the proposals. If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting via the Internet or over the telephone, instructions for which would be provided by your brokerage firm on your voting instruction form. Under the current rules that govern brokers, if you do not give instructions to your brokerage firm, it will still be able to vote your shares, but only with respect to proposals for which it has discretionary voting authority. A “broker non-vote” occurs when a broker or other holder of record holding shares for a beneficial owner

90

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION

submits a proxy for the Annual Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

The election of directors (Proposal No. 1), the advisory vote on the compensation of our named executive officers (Proposal No. 2) and amendment and restatement of the 2007 Equity Plan (Proposal No. 3) are proposals for which brokers do not have discretionary voting authority. If you do not instruct your broker how to vote with respect to these proposals, your broker may not vote with respect to these proposals and those non-votes will be counted as “broker non-votes.” The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 4) is considered to be discretionary and your brokerage firm will be able to vote on Proposal No. 4 even if it does not receive instructions from you, so long as it holds your shares in its name.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

You may revoke or change a previously delivered proxy at any time before the final vote at the Annual Meeting. If you are the shareholder of record for your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy over the telephone or via the Internet.

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 21823 – 30th Drive SE, Bothell, Washington 98021.

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most recent proxy card or telephone or Internet proxy is the one that is counted.

If you are a beneficial owner whose shares are held by your broker, bank or other agent as a nominee or agent, you should follow the instructions provided by your broker, bank or other agent.

WHAT IF I RECEIVED MORE THAN ONE SET OF PROXY MATERIALS?

If you receive more than one set of proxy materials, or more than one Notice of Internet Availability or a combination thereof, your shares may be registered in more than one name or are registered in different accounts. Please follow the voting instructions on each set of proxy materials or Notices of Internet Availability to ensure that all of your shares are voted.

WHAT CONSTITUTES A QUORUM TO CONDUCT BUSINESS AT THE ANNUAL MEETING?

There were 172,601,285 shares of common stock issued and outstanding on the record date, March 19, 2020. Each share of common stock is entitled to one vote. The holders of a majority of our issued and outstanding shares of common stock entitled to vote as of the record date must be present at the Annual Meeting (either in person or by proxy) in order to hold the Annual Meeting and conduct business. This is called a “quorum.” Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Assuming that a quorum is present at the Annual Meeting, the following votes will be required:

•

With respect to the election of Class I directors (Proposal No. 1), directors in an uncontested election, such as this one, are elected by a majority of the votes cast. Accordingly, each of the three Class I director nominees must receive the affirmative vote of a majority of the votes cast on his or her election in order to be elected (i.e., the number of shares voted ‘FOR” such nominee must exceed the number of shares voted “AGAINST” such nominee).

2020 PROXY STATEMENT	91

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION

•

With respect to the advisory vote on the compensation of our named executive officers as disclosed in this proxy statement (Proposal No. 2), approval will require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.

•

With respect to the vote on the amendment and restatement of the 2007 Equity Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance thereunder by 6,000,000 shares (Proposal No. 3), approval will require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.

•

With respect to the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 4), approval will require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.

We believe that the procedures to be used by the Inspector of Election to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.

Abstentions and broker non-votes will not be considered votes cast at the Annual Meeting. Because the approval of all of the proposals is based on the votes cast at the Annual Meeting, abstentions and, as applicable, broker non-votes will not have any effect on the outcome of voting on the proposals.

WHO SOLICITS PROXIES AND WHO BEARS THE COST OF SOLICITATION?

The Board of Directors of Seattle Genetics is soliciting your proxy to vote your shares at the Annual Meeting. We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of the Notice of Internet Availability, this proxy statement, the proxy card and any additional solicitation material that we may provide to our shareholders. In addition to these proxy materials, our directors, officers and other employees may contact you by telephone, via the Internet, in person or otherwise to obtain your proxy. Our directors, officers and other employees will not receive any additional compensation for assisting in the solicitation. We have also engaged Morrow Sodali LLC to assist in the solicitation of proxies for a fee of approximately $15,000, plus reasonable out-of-pocket expenses. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding proxy materials.

WHO WILL COUNT THE VOTES AND DETERMINE IF A QUORUM IS PRESENT?

Votes cast by proxy or in person at the Annual Meeting will be tabulated by a representative of Computershare, Inc., our transfer agent, who will act as the Inspector of Election. The Inspector of Election will also determine whether a quorum is present at the Annual Meeting.

IF I RETURN A PROXY BUT DO NOT PROVIDE VOTING INSTRUCTIONS, HOW WILL MY SHARES BE VOTED?

Shares properly voted by proxy will be voted at the Annual Meeting. If you specify a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. If you are the record holder of your shares and you do not specify your vote on each proposal individually when voting via the Internet or over telephone, or if you sign and return a proxy card without giving specific voting instructions, then your shares will be voted as follows:

•	FOR all of the director nominees named herein (Proposal No. 1);

•	FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement (Proposal No. 2);

•

FOR the approval of the amendment and restatement of the 2007 Equity Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance thereunder by 6,000,000 shares (Proposal No. 3); and

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 4).

If any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy, referred to in this proxy statement as the “proxy holders,” to vote on those matters in accordance with their best judgment.

92

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION

Please note that if you are a beneficial owner of shares held in “street name” and you do not instruct your brokerage firm on how to vote your shares, your brokerage firm may still be able to vote your shares in its discretion. Please see “If I am a Beneficial Holder, How Can I Vote?” above or more information.

IF OTHER BUSINESS IS BROUGHT BEFORE THE ANNUAL MEETING, HOW WILL MY SHARES BE VOTED?

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, or with respect to any adjournment or postponement thereof, it is the intention of the proxy holders to vote on such matters in accordance with their best judgment.

HOW CAN I FIND OUT THE RESULTS OF THE ANNUAL MEETING?

We will announce preliminary voting results at the Annual Meeting. We will publish the final results in a current report on Form 8-K, which we expect to file with the SEC within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results. You can obtain a copy of any of these filings on our website at www.seattlegenetics.com or by contacting our Investor Relations Department at (425) 527-4000.

WHEN ARE PROPOSALS AND NOMINATIONS DUE FOR THE 2021 ANNUAL MEETING?

To have your proposal included in our proxy statement for the 2021 Annual Meeting, you must submit your proposal in writing by December 3, 2020 to Jean I. Liu, Corporate Secretary, Seattle Genetics, 21823 – 30th Drive SE, Bothell, Washington 98021, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. However, if the 2021 Annual Meeting is not held between April 15, 2021 and June 14, 2021, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.

Shareholders wishing to submit proposals or director nominations for our 2021 Annual Meeting that are not to be included in our proxy statement must give timely written notice to our Corporate Secretary in accordance with our bylaws. To be “timely,” written notice must be received by our Corporate Secretary at the above address no earlier than January 15, 2021 and no later than February 14, 2021; provided, however, that in the event the date of the 2021 Annual Meeting is not scheduled to be held between April 15, 2021 and June 14, 2021, then such notice must be received by the later of the 90th day prior to the date of the 2021 Annual Meeting or the 10th day following the date on which public announcement or disclosure of the date of the 2021 Annual Meeting is first made. However, in the event that the number of directors to be elected to the Board of Directors is increased and either all of the nominees for director or the size of the increased Board of Directors is not publicly announced or disclosed by Seattle Genetics on or prior to February 4, 2021, a shareholder’s notice to our Corporate Secretary will also be considered timely, but only with respect to nominees for any new positions created by such increase, if the shareholder’s notice is delivered to our Corporate Secretary at the above address not later than the close of business on the 10th day following the first date all of such nominees or the size of the increased Board of Directors has been publicly announced or disclosed by Seattle Genetics. We also advise you to review our bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations, including attendance requirements. A shareholder’s notice to our Corporate Secretary must set forth the information required by our bylaws with respect to each nominee or matter the shareholder proposes to bring before the 2021 Annual Meeting, and must be updated not later than ten days after the record date for the determination of shareholders entitled to vote at 2021 Annual Meeting to provide any material changes in the foregoing information. The person presiding at the 2021 Annual Meeting may determine, if the facts warrant, that a nominee or matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board of Directors for the 2021 Annual Meeting will confer discretionary voting authority with respect to (i) any proposal presented by a shareholder at that meeting for which Seattle Genetics has not been provided with timely notice and (ii) any proposal made in accordance with our bylaws, if the 2021 proxy statement briefly describes the matter and how management proxy holders intend to vote on it, if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

2020 PROXY STATEMENT	93

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION

SHAREHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the Notice of Internet Availability and, if applicable, a separate copy of the annual report and other proxy materials, you may request a separate copy by contacting the bank, broker or other holder of record, by contacting our Investor Relations Department at (425) 527-4000 or by sending a written request to: Jean I. Liu, Corporate Secretary, Seattle Genetics, 21823 – 30th Drive SE, Bothell, Washington 98021. The voting instructions sent to a street name shareholder should provide information on how to request (1) householding of future Seattle Genetics proxy materials, including Notices of Internet Availability, or (2) separate materials if only one set of documents is being sent to a household. If it does not, a shareholder who would like to make one of these requests should contact Seattle Genetics as described above.

NOTE ABOUT FORWARD-LOOKING STATEMENTS

Certain of the statements made in this Proxy Statement are forward looking, such as those, among others, relating to our potential to achieve the noted development and regulatory milestones; our potential to bring a third product to market and effectively commercialize the Company’s products; the potential for our clinical trials to support further development, regulatory submissions and potential marketing approvals; the opportunities for, and the therapeutic and commercial potential of, ADCETRIS, PADCEV, tucatinib and our other product candidates; our ability to meet financial projections and guidance; our beliefs regarding the benefits and effects of our compensation policies and our expectations to attract and retain executive talent; statements related to our corporate responsibility and sustainability efforts; statements about our prospects for the future generally, as well as other statements that are not historical facts. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include risks and uncertainties associated with maintaining or increasing sales of ADCETRIS and PADCEV due to competition, unexpected adverse events, regulatory action, reimbursement, market adoption by physicians, the impacts of the COVID-19 pandemic or other factors. We may also be delayed or unsuccessful in planned clinical trial initiations, enrollment in and conduct of our clinical trials, obtaining data from clinical trials, planned regulatory submissions, regulatory approvals and launch in each case for a variety of reasons including the difficulty and uncertainty of pharmaceutical product development, the impacts of the COVID-19 pandemic, negative or disappointing clinical trial results, unexpected adverse events or regulatory discussions or actions and the inherent uncertainty associated with the regulatory approval process and the pricing and reimbursement process when applicable. We may not be successful in retaining or attracting executive talent or in achieving the goals of our compensation policies or corporate responsibility and sustainability efforts due to market competition, the actions of third parties with which we do business or other factors. More information about the risks and uncertainties we face is contained under the caption “Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2019. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise except as required by applicable law.

By Order of the Board of Directors,

Jean I. Liu CORPORATE SECRETARY April 2, 2020

A copy of the Company’s Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2019 is available without charge upon written request to: Jean I. Liu, Corporate Secretary, Seattle Genetics, 21823 – 30th Drive SE, Bothell, Washington 98021.

94

APPENDIX A

SEATTLE GENETICS, INC.

AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN

(amended and restated by the Board August 5, 2009)

(amended and restated by the Board March 11, 2010)

(approved by the Company’s stockholders May 21, 2010)

(amended and restated by the Board February 16, 2012)

(approved by the Company’s stockholders May 18, 2012)

(amended and restated by the Board February 28, 2014)

(approved by the Company’s stockholders May 16, 2014)

(amended and restated by the Board March 4, 2016)

(approved by the Company’s stockholders May 20, 2016)

(amended and restated by the Board March 14, 2018)

(approved by the Company’s stockholders May 18, 2018)

(amended and restated by the Board March 18, 2020)

(approved by the Company’s stockholders May 15, 2020)

1. General.

(a) Purpose of the Plan.    The purpose of this Plan is to encourage ownership in Seattle Genetics, Inc., a Delaware corporation (the “Company”), by key personnel whose long-term employment or other service relationship with the Company is considered essential to the Company’s continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success.

(b) Section 162(m) Transition Relief.    Notwithstanding anything in the Plan to the contrary, any provision in the Plan that refers to “performance-based compensation” under Section 162(m) of the Code will only apply to any Award that is intended to qualify, and is eligible to qualify, as “performance-based compensation” under Section 162(m) of the Code pursuant to the transition relief provided by the Tax Cuts and Jobs Act (the “TCJA”) for remuneration provided pursuant to a written binding contract which was in effect on November 2, 2017 and which was not modified in any material respect on or after such date, as determined by the Administrator, in its sole discretion, in accordance with the TCJA and any applicable guidance, rulings or regulations issued by the U.S. Department of the Treasury, the Internal Revenue Service or any other governmental authority.

2. Definitions.

As used herein, the following definitions shall apply:

(a) “Administrator” means the Board, any Committees or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

(b) “Affiliate” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator.

(c) “Applicable Laws” means the requirements relating to the administration of stock option and stock award plans under U.S. federal and state laws, the Code, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

(d) “Award” means a Stock Award or Option granted in accordance with the terms of the Plan.

(e) “Awardee” means an Employee, Consultant or Director of the Company or any Affiliate who has been granted an Award under the Plan.

(f) “Award Agreement” means a Stock Award Agreement and/or Option Agreement, which may be in written or electronic format, in such form and with such terms and conditions as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

2020 PROXY STATEMENT	A-1

APPENDIX A

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means (i) an action or omission of Awardee which constitutes a willful and intentional material breach of any written agreement or covenant with the Company, including without limitation, Awardee’s theft or other misappropriation of the Company’s proprietary information; (ii) Awardee’s commitment of fraud, embezzlement, misappropriation of funds or breach of trust in connection with Awardee’s employment; or (iii) Awardee’s conviction of any crime which involves dishonesty or a breach of trust, or gross negligence in connection with the performance of the Awardee’s duties. The determination as to whether an Awardee is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Awardee. The foregoing definition does not in any way limit the Company’s ability to terminate an Awardee’s employment or consulting relationship at any time as provided in Section 16 below, and the term “Company” will be interpreted to include any Affiliate or successor thereto, if appropriate.

(i) “Change in Control” means any of the following, unless the Administrator provides otherwise:

i. an acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but excluding any merger effected exclusively for the purpose of changing the domicile of the Company);

ii. a sale of all or substantially all of the assets of the Company,

so long as in either i. or ii. above, the Company’s stockholders of record immediately prior to such transaction will, immediately after such transaction, hold less than fifty percent (50%) of the voting power of the surviving or acquiring entity; or

iii. any other event specified by the Board or a Committee, regardless of whether at the time an Award is granted or thereafter; provided, however, that no Change in Control (or any analogous term) shall be deemed to occur upon announcement or commencement of a tender offer or upon a “potential” takeover or upon shareholder approval of a merger or other transaction, in each case without a requirement that the Change in Control actually occur.

(j) “Code” means the United States Internal Revenue Code of 1986, as amended.

(k) “Committee” means the compensation committee of the Board or a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Seattle Genetics, Inc., a Delaware corporation, or its successor.

(n) “Constructive Termination” means (i) there is a material reduction or change in job duties, responsibilities and requirements inconsistent with Awardee’s position with the Company and prior duties, responsibilities and requirements, provided that neither a mere change in title alone nor reassignment to a position that is substantially similar to the position held prior to the change in terms of job duties, responsibilities or requirements shall constitute a material reduction in job responsibilities; (ii) there is a reduction in Awardee’s then-current base salary by at least twenty percent (20%), provided that an across-the-board reduction in the salary level of all other employees by the same percentage amount as part of a general salary level reduction shall not constitute such a salary reduction; or (iii) Awardee refuses to relocate to a facility or location more than fifty (50) miles from the Company’s current location.

(o) “Consultant” means any person engaged by the Company or any Affiliate to render services to such entity as an advisor or consultant.

(p) “Conversion Award” has the meaning set forth in Section 4(b)(xiii) of the Plan.

(q) “Director” means a member of the Board.

(r) “Disability” means any physical or mental disability for which an Awardee becomes eligible to receive long-term disability benefits under the Company’s or an Affiliate’s, as applicable, long-term disability plan or policy.

(s) “Employee” means a regular, active employee of the Company or any Affiliate, including an Officer and/or Inside Director. Within the limitations of Applicable Law, the Administrator shall have the discretion to determine

A-2

APPENDIX A

the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (iv) any change in the Awardee’s status from an Employee to a Consultant or Director, and (v) at the request of the Company or an Affiliate, an Employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Fair Market Value” of a Share on any given date means, unless otherwise required by Applicable Law, the fair market value of such Share as determined in good faith by the Administrator either through application of any reasonable valuation method or, in the absence of any method established under law, in practice or otherwise to be reasonable, then pursuant to the Administrator’s good faith conclusion that its valuation determination is reasonable; provided that, to the extent possible, such value shall be determined with reference to the closing price of the Company’s Common Stock as quoted on the applicable date on Nasdaq or the exchange or market with the greatest volume of trading in the Common Stock as of the applicable date, or if the Shares were not trading on such date, then the closing bid on the applicable date. The Administrator may make a good faith determination that it is reasonable to use one valuation method with respect one type of transaction arising under the Plan and a different valuation method with respect to another type of Plan transaction, provided that in each case the Administrator concludes that application of the particular method results in the most accurate measure of fair market value with respect thereto.

(v) “Grant Date” means, for all purposes, the date on which the Administrator makes the determination granting an Award, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Awardee’s employment relationship with the Company.

(w) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x) “Inside Director” means a Director who is an Employee.

(y) “Nasdaq” means the Nasdaq Global Market or its successor.

(z) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Option” means a right granted under Section 8 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Option (the “Option Agreement”). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

(cc) “Outside Director” means a Director who is not an Employee.

(dd) “Participant” means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

(ee) “Plan” means this Seattle Genetics, Inc. Amended and Restated 2007 Equity Incentive Plan.

(ff) “Qualifying Performance Criteria” shall have the meaning set forth in Section 12(b) of the Plan.

(gg) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(hh) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(ii) “Stock Appreciation Right” means a right to receive cash and/or shares of Common Stock based on a change in the Fair Market Value of a specific number of shares of Common Stock between the Grant Date and the exercise date granted under Section 11.

2020 PROXY STATEMENT	A-3

APPENDIX A

(jj) “Stock Award” means an award or issuance of Shares, Stock Units, Stock Appreciation Rights or other similar awards made under Section 11 of the Plan, the grant, issuance, retention, vesting, settlement and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

(kk) “Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share (or a fraction or multiple of such value), payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(ll) “Subsidiary” means any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(mm) “Termination of Employment” shall mean ceasing to be an Employee, Consultant or Director, as determined in the sole discretion of the Administrator. However, for Incentive Stock Option purposes, Termination of Employment will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Employment.

3. Stock Subject to the Plan.

(a) Aggregate Limits.    Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be sold or issued pursuant to Awards granted under the Plan is 39,000,000 Shares. Shares subject to Awards granted under the Plan that are cancelled, expire or are forfeited (including without limitation, any such Shares having been issued under the Award to the Participant) shall be available for re-grant under the Plan. If an Awardee pays the exercise or purchase price of an Award granted under the Plan through the tender of Shares, the number of Shares so tendered shall become available for re-issuance thereafter under the Plan. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

(b) Individual Share Limits.    Subject to the provisions of Section 13 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 1,000,000. Notwithstanding anything to the contrary in the Plan, the limitation set forth in this Section 3(b) shall be subject to adjustment under Section 13(a) of the Plan only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance based compensation” under Code Section 162(m).

(c) Incentive Stock Option Limit.    Subject to the provisions of Sections 3(a) and 13 of the Plan, the maximum aggregate number of Shares that may be issued pursuant to the exercise of Incentive Stock Options is 78,000,000 Shares.

(d) Outside Director Compensation Limit.    The aggregate value of all compensation granted or paid, as applicable, to any individual for service as an Outside Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Outside Director, will not exceed (i) $1,000,000 in total value or (ii) in the event such Outside Director is first appointed or elected to the Board during such calendar year, $1,500,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

4. Administration of the Plan.

(a) Procedure.

i. Multiple Administrative Bodies.    The Plan shall be administered by the Board, a Committee and/or their delegates.

ii. Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

A-4

APPENDIX A

iii. Other Administration.    The Board or a Committee may delegate to an authorized officer or officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) any other executive officer.

iv. Delegation of Authority for the Day-to-Day Administration of the Plan.    Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

v. Nasdaq.    The Plan will be administered in a manner that complies with any applicable Nasdaq or stock exchange listing requirements.

(b) Powers of the Administrator.    Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

i. to select the Employees, Consultants and Directors of the Company or its Affiliates to whom Awards are to be granted hereunder;

ii. to determine the number of shares of Common Stock or amount of cash to be covered by each Award granted hereunder;

iii. to determine the type of Award to be granted to the selected Employees, Consultants and Directors;

iv. to approve forms of Award Agreements for use under the Plan;

v. to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price (if applicable), the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

vi. to determine whether and under what circumstances an Option may be settled in cash under Section 8(h) instead of Common Stock;

vii. to correct administrative errors;

viii. to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

ix. to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

x. to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

xi. to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such amendment is subject to Section 14 of the Plan and except as set forth in that Section, may not impair any outstanding Award unless agreed to in writing by the Participant; provided further, however, that notwithstanding the foregoing or anything in the Plan to the contrary, the Administrator may amend any outstanding Award or the Plan, or may suspend or terminate the Plan, without the affected Participant’s consent, (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code or (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code;

2020 PROXY STATEMENT	A-5

APPENDIX A

xii. to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

xiii. to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger, acquisition or other transaction. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity; provided, however, that with respect to the conversion of stock appreciation rights in the acquired entity, the Conversion Awards shall be Nonstatutory Stock Options. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

xiv. to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xv. to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy or under any other Company policy relating to Company stock and stock ownership and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

xvi. to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and

xvii. to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c) Effect of Administrator’s Decision.    All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants and on all other persons. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5. Eligibility.

Awards may be granted to Employees, Consultants and Directors of the Company or any of its Affiliates; provided that Incentive Stock Options may be granted only to Employees of the Company or of a Subsidiary of the Company.

6. Term of Plan.

The Plan originally became effective on December 23, 2007. It shall continue in effect for a term of ten (10) years from the latest date that the stockholders of the Company approve any amendment to add shares to the Plan, unless terminated earlier under Section 14 of the Plan.

7. Term of Award.

The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option or Stock Appreciation Right, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement; provided, however, that an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary shall have a term of no more than five (5) years from the Grant Date.

A-6

APPENDIX A

8. Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the Awardee or within the control of others.

(a) Option Agreement.    Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option or the Shares issued upon exercise of the Option and forfeiture provisions on either and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator; provided, however, that (x) each Option must have a minimum vesting period of one (1) year from the earlier of the Grant Date or the vesting commencement date, if any, and (y) notwithstanding the foregoing, in the event of an Awardee’s Termination of Employment as a result of the Awardee’s death or Disability, the vesting and exercisability of all outstanding Options granted to the Awardee (where such vesting and exercisability is based on the Awardee’s continued service with the Company or any Affiliate and the passage of time) shall accelerate such that such Options shall become vested and exercisable as to an additional twelve (12) months, effective as of the date of such Termination of Employment.

(b) Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

i. In the case of an Incentive Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date; provided however, that in the case of an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date.

ii. In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date.

iii. Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution and/or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution and/or conversion.

(c) No Option Repricings.    Other than in connection with a change in the Company’s capitalization (as described in Section 13(a) of the Plan), the exercise or strike price of an Option or Stock Appreciation Right may not be reduced without stockholder approval. Additionally, the Administrator will not have the authority to cancel any outstanding Option or Stock Appreciation Right that has an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve months prior to such an event.

(d) Vesting Period and Exercise Dates.    Subject to Section 8(a), Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

(e) Form of Consideration.    The Participant may pay the exercise price of an Option using any of the following forms of consideration, unless the Administrator determines not to permit such form of consideration at any time including at the time of exercise:

i. cash;

ii. check or wire transfer (denominated in U.S. Dollars);

2020 PROXY STATEMENT	A-7

APPENDIX A

iii. subject to the Company’s discretion to refuse for any reason and at any time to accept such consideration and subject to any conditions or limitations established by the Administrator, other Shares held by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

iv. consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator;

v. cashless “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price; provided that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the exercise price not satisfied by such reduction in the number of whole Shares to be issued; and also provided that Shares will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) Shares are withheld to pay the exercise price pursuant to a “net exercise,” and (B) the remaining number of whole Shares are delivered to the Participant as a result of such exercise;

vi. such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

vii. any combination of the foregoing methods of payment.

(f) Effect of Termination on Options

i. Generally.    Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Employment other than as a result of circumstances described in Sections 8(f)(ii) and (iii) below, any outstanding Option granted to such Awardee, whether vested or unvested, to the extent not theretofore exercised, shall terminate immediately upon the Awardee’s Termination of Employment; provided, however, that the Administrator may in the Option Agreement specify a period of time (but not beyond the expiration date of the Option) following Termination of Employment during which the Awardee may exercise the Option as to Shares that were vested and exercisable as of the date of Termination of Employment. To the extent such a period following Termination of Employment is specified, the Option shall automatically terminate at the end of such period to the extent the Awardee has not exercised it within such period; provided, however, that (A) if during any part of such period, the Option is not exercisable because the issuance of the Shares would violate the registration requirements under the Securities Act, the Option shall not expire until the Option shall have been exercisable for an aggregate of such period after the date of Termination of Employment (but in no event may the Option be exercised more than one year after the date of Termination of Employment), and (B) if on the date of such Termination of Employment, the Shares issued upon exercise of the Option may not be sold because the Awardee has material nonpublic information regarding the Company or is otherwise subject to a trading blackout period under the Company’s Insider Trading Policy, the Option shall not expire until the five month period following the date of such Termination of Employment has elapsed.

ii. Disability of Awardee.    Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Employment as a result of the Awardee’s Disability, all outstanding Options granted to such Awardee that were vested and exercisable as of the date of the Awardee’s Termination of Employment may be exercised by the Awardee until (A) twelve (12) months following the Awardee’s Termination of Employment as a result of the Awardee’s Disability or (B) the expiration of the term of such Option. If the Participant does not exercise such Option within the time specified, the Option (to the extent not exercised) shall automatically terminate.

iii. Death of Awardee.    Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Employment as a result of the Awardee’s death or in the event of the death of an Awardee within thirty (30) days following an Awardee’s Termination of Employment, all outstanding Options granted to such Awardee that were vested and exercisable as of the date of the Awardee’s death may be exercised until the earlier of (A) twelve (12) months following the Awardee’s death or (B) the expiration of the term of such Option. If an Option is held by the Awardee when he or she dies, such Option may be exercised, to the extent the Option is vested and exercisable, by the beneficiary designated by the Awardee (as provided in Section 15 of the Plan), the executor or administrator of the Awardee’s estate or, if none, by the person(s)

A-8

APPENDIX A

entitled to exercise the Option under the Awardee’s will or the laws of descent or distribution; provided that the Company need not accept exercise of an Option by such beneficiary, executor or administrator unless the Company has satisfactory evidence of such person’s authority to act as such. If the Option is not so exercised within the time specified, such Option (to the extent not exercised) shall automatically terminate.

iv. Termination for Cause.    The Administrator has the authority to cause all outstanding Options held by an Awardee to terminate immediately in their entirety upon first notification to the Awardee of the Awardee’s Termination of Employment for Cause. If an Awardee’s employment or consulting relationship with the Company is suspended pending an investigation of whether the Awardee shall be terminated for Cause, the Administrator has the authority to cause all the Awardee’s rights under all outstanding Options to be suspended during the investigation period in which event the Awardee shall have no right to exercise any outstanding Options.

v. Other Terminations of Employment.    The Administrator may provide in the applicable Option Agreement for different treatment of Options upon Termination of Employment of the Awardee than that specified above.

vi. Extension of Exercise Period.    The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following an Awardee’s Termination of Employment from the periods set forth in Sections 8(f)(ii) and (iii) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

(g) Leave of Absence.    The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any leave that is not a leave required to be provided to the Awardee under Applicable Law. In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Awardee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Awardee continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(h) Buyout Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Awardee at the time that such offer is made.

9. Incentive Stock Option Limitations/Terms.

(a) Eligibility.    Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.

(b) $100,000 Limitation.    Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c) Transferability.    An Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, may only be exercised by the Awardee. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option. The designation of a beneficiary by an Awardee will not constitute a transfer.

(d) Exercise Price.    The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

2020 PROXY STATEMENT	A-9

APPENDIX A

(e) Other Terms.    Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code.

10. Exercise of Option.

(a) Procedure for Exercise.

i. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Option Agreement.

ii. An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) payment of all applicable withholding taxes.

iii. An Option may not be exercised for a fraction of a Share.

(b) Rights as a Stockholder.    The Company shall issue (or cause to be issued) such Shares as administratively practicable after the Option is exercised. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

11. Stock Awards.

(a) Stock Award Agreement.    Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria (including Qualifying Performance Criteria), if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting, settlement and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator; provided, however, that (x) each Stock Award must have a minimum vesting period of one (1) year from the earlier of the Grant Date or the vesting commencement date, if any, and (y) notwithstanding the foregoing, in the event of an Awardee’s Termination of Employment as a result of the Awardee’s death or Disability, the vesting (and exercisability, if applicable) of all outstanding Stock Awards granted to the Awardee (where such vesting and exercisability is based on the Awardee’s continued service with the Company or any Affiliate and the passage of time) shall accelerate such that such Stock Awards shall become vested (and exercisable, if applicable) as to an additional twelve (12) months, effective as of the date of such Termination of Employment.

(b) Restrictions and Performance Criteria.    The grant, issuance, retention, vesting and/or settlement of each Stock Award or the Shares subject thereto may be subject to such performance criteria (including Qualifying Performance Criteria) and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, stock price performance, strategic plan development and implementation with respect to development, commercialization or other Company objectives, approval by the U.S. Food and Drug Administration or other regulatory body of a product candidate, implementation or completion of projects, processes or milestones (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, presentation of studies and launch of commercial plans, compliance programs or education campaigns), achievement of business development objectives, personal performance evaluations, such other performance criteria as the Administrator shall determine appropriate, and/or completion of service by the Awardee. If applicable, the Committee shall establish the Qualifying Performance Criteria applicable to, and the formula for calculating the amount payable under, the Award no later than the

A-10

APPENDIX A

earlier of (a) the date ninety (90) days after the commencement of the applicable performance period, or (b) the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the applicable Qualifying Performance Criteria remains substantially uncertain.

(c) Forfeiture.    Unless otherwise provided for by the Administrator, upon the Awardee’s Termination of Employment, the Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased or earned any Shares, the Company shall have a right to repurchase the unvested Shares at such price and on such terms and conditions as the Administrator determines.

(d) Rights as a Stockholder.    Unless otherwise provided by the Administrator in the Award Agreement, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Unless otherwise provided by the Administrator, a Participant holding Stock Units shall not be entitled to receive dividend payments or any credit therefore as if he or she was an actual stockholder.

(e) Stock Appreciation Rights.

i. General.    Stock Appreciation Rights may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. The Board may grant Stock Appreciation Rights to eligible Participants subject to terms and conditions not inconsistent with this Plan and determined by the Board. The specific terms and conditions applicable to the Participant shall be provided for in the Stock Award Agreement. Stock Appreciation Rights shall be exercisable, in whole or in part, at such times as the Board shall specify in the Stock Award Agreement.

ii. Exercise of Stock Appreciation Right.    Upon the exercise of a Stock Appreciation Right, in whole or in part, the Participant shall be entitled to a payment in an amount equal to the excess of the Fair Market Value on the date of exercise of a fixed number of Shares covered by the exercised portion of the Stock Appreciation Right, over the Fair Market Value on the Grant Date of the Shares covered by the exercised portion of the Stock Appreciation Right (or such other amount calculated with respect to Shares subject to the Award as the Board may determine). The amount due to the Participant upon the exercise of a Stock Appreciation Right shall be paid in such form of consideration as determined by the Board and may be in cash, Shares or a combination thereof, over the period or periods specified in the Stock Award Agreement. A Stock Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a Stock Appreciation Right, on an aggregate basis or as to any Participant. A Stock Appreciation Right shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Stock Award Agreement from the person entitled to exercise the Stock Appreciation Right.

iii. Nonassignability of Stock Appreciation Rights.    Except as determined by the Administrator, no Stock Appreciation Right shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution.

12. Other Provisions Applicable to Awards.

(a) Non-Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution. Subject to Section 9(c), the Administrator may in its discretion make an Award transferable to an Awardee’s family member or any other person or entity as it deems appropriate. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

(b) Qualifying Performance Criteria.    For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator in the Award: (i) cash flow; (ii) earnings (including

2020 PROXY STATEMENT	A-11

APPENDIX A

gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholders’ equity; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue; (xii) income or net income; (xiii) operating income or net operating income, in aggregate or per share; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) growth in stockholder value relative to the moving average of a peer group index; (xix) strategic plan development and implementation (including individual performance objectives that relate to achievement of the Company’s or any business unit’s strategic plan); (xx) improvement in workforce diversity; (xxi) growth of revenue, operating income or net income; (xxii) approval by the U.S. Food and Drug Administration or other regulatory body of a product candidate; (xxiii) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, presentation of studies and launch of commercial plans, compliance programs or education campaigns) and (xxiv) any other similar criteria. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs and/or other nonrecurring charges; and (E) any gains or losses that are “unusual” in nature or occur “infrequently” under generally accepted accounting principles or discontinued operations in the Company’s financial statements.

(c) Certification.    Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

(d) Compliance with Section 409A.    Notwithstanding anything to the contrary contained herein, to the extent that the Administrator determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under Applicable Law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, the “Guidance”). Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement provides otherwise, with specific reference to this sentence), to the extent that a Participant holding an Award that constitutes “deferred compensation” under Section 409A and the Guidance is a “specified employee” (also as defined thereunder), no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A and the Guidance) or, if earlier, the date of the Participant’s death.

(e) Deferral of Award Benefits.    The Administrator may in its discretion and upon such terms and conditions as it determines appropriate permit one or more Participants whom it selects to (a) defer compensation payable pursuant to the terms of an Award, or (b) defer compensation arising outside the terms of this Plan pursuant to a program that provides for deferred payment in satisfaction of such other compensation amounts through the issuance of one or more Awards. Any such deferral arrangement shall be evidenced by an Award Agreement in such form as the Administrator shall from time to time establish, and no such deferral arrangement shall be a valid and binding obligation unless evidenced by a fully executed Award Agreement, the form of which the Administrator has approved, including through the Administrator’s establishing a written program (the “Program”) under this Plan to govern the form of Award Agreements participating in such Program. Any such Award Agreement or Program shall specify the treatment of dividends or dividend equivalent rights (if any) that apply to Awards governed thereby, and shall further provide that any elections governing payment of amounts pursuant to such Program shall be in writing, shall be delivered to the Company or its agent in a form and manner that complies with Code Section 409A and the Guidance, and shall specify the amount to be distributed in settlement of the deferral arrangement, as well as the time and form of such distribution in a manner that complies with Code Section 409A and the Guidance.

A-12

APPENDIX A

13. Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization.    Subject to any required action by the stockholders of the Company, (i) the number and kind of Shares covered by each outstanding Award, (ii) the exercise or purchase (including repurchase) price per Share subject to each such outstanding Award and (iii) each of the Share limitations set forth in Section 3 of the Plan, shall be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, spin-off, combination or reclassification of the Common Stock, or any other similar increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b) Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent an Award has not been previously exercised or the Shares subject thereto issued to the Awardee and unless otherwise determined by the Administrator, an Award will terminate immediately prior to the consummation of the transaction. In addition, the Administrator may provide that any Company repurchase option or forfeiture applicable to any Shares purchased upon exercise of an Option or covered by a Stock Award shall lapse as to all such Shares, provided the proposed liquidation or dissolution takes place at the time and in the matter contemplated.

(c) Change in Control.    In the event there is a Change in Control of the Company, as determined by the Board or a Committee, the Board or Committee may, in its discretion, (i) provide for the assumption or substitution of, or adjustment (including to the number and type of Shares and exercise or purchase price applicable) to, each outstanding Award; (ii) accelerate the vesting of Options and terminate any restrictions on Stock Awards and/or (iii) provide for termination of Awards as a result of the Change in Control on such terms and conditions as it deems appropriate, including providing for the cancellation of Awards for a cash or other payment to the Participant.

For purposes of this Section 13(c), an Award shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Change in Control, as the case may be, each holder of an Award would be entitled to receive upon exercise of the Award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (after giving effect to any adjustments in the number of Shares covered by the Award as provided for in Section 13(a)); provided that if such consideration received in the transaction is not solely common stock of the successor corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Award to be solely common stock of the successor corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

In the event of a Change in Control, and if an Awardee’s Awards are not assumed by the successor corporation or its parent or subsidiary and such successor does not substitute equivalent options or awards for those outstanding under the Plan and the Awardee has not experienced a Termination of Employment without Cause as of, or has experienced a Termination of Employment without Cause immediately prior to, the effective time of the Change in Control, then such Awards shall become fully vested and exercisable and/or payable as applicable, and all forfeiture or repurchase restrictions on such Awards shall lapse immediately prior to the effective time of the Change in Control. Upon, or in anticipation of, such Change in Control, the Administrator may cause any and all Awards outstanding under the Plan to terminate at a specific time in the future and shall give each Awardee the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine. The Administrator shall have sole discretion to determine whether an Award has been assumed by the successor corporation or its parent or subsidiary or whether such successor has substituted equivalent awards for those outstanding under the Plan in connection with a Change in Control subject to the preceding paragraph.

2020 PROXY STATEMENT	A-13

APPENDIX A

In the event of a Change in Control, if outstanding Awards are assumed or equivalent awards are substituted by the successor corporation or a parent or subsidiary of such successor corporation, and if at the time of, immediately prior to or within twelve (12) months after, the effective time of such Change in Control, an Awardee experiences a Termination of Employment without Cause or as a result of a Constructive Termination, then, as of the date of Awardee’s Termination of Employment, the vesting and exercisability of any assumed Option, or any option substituted for an Option by the successor corporation or a parent or subsidiary of such successor corporation, held by Awardee at the time of termination, and the lapse of any forfeiture or repurchase restrictions with respect to any assumed Stock Award, or any stock award substituted for a Stock Award by the successor corporation or a parent or subsidiary of such successor corporation, held by Awardee at the time of termination, shall be accelerated in full.

14. Amendment and Termination of the Plan.

(a) Amendment and Termination.    The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law. In addition, without limiting the foregoing, unless approved by the stockholders of the Company, no such amendment shall be made that would:

i. increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 13 of the Plan;

ii. reduce the minimum exercise prices at which Options may be granted under the Plan (as set forth in Section 8(b));

iii. result in a repricing of Options or Stock Appreciation Rights; or

iv. change the class of persons eligible to receive Awards under the Plan.

(b) Effect of Amendment or Termination.    No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company; provided further that the Administrator may amend an outstanding Award in order to conform it to the Administrator’s intent (in its sole discretion) that such Award not be subject to Code Section 409A(a)(1). Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c) Effect of the Plan on Other Arrangements.    Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases. The value of Awards granted pursuant to the Plan will not be included as compensation, earnings, salaries or other similar terms used when calculating an Awardee’s benefits under any employee benefit plan sponsored by the Company or any Subsidiary except as such plan otherwise expressly provides.

15. Designation of Beneficiary.

(a) An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with the Company, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b) Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

A-14

APPENDIX A

16. No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee, Consultant or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

17. Legal Compliance.

Shares shall not be issued pursuant to the exercise of an Option or Stock Award unless the exercise of such Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

18. Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

20. Governing Law; Interpretation of Plan and Awards.

(a) This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware.

(b) In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(c) The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d) The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

(e) All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. In the event the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

(f) Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator. The arbitrator shall be selected from amongst those members of the Board who are neither Administrators nor Employees. If there are no such members of the Board, the arbitrator shall be selected by the Board. The arbitrator shall be an individual who is an attorney licensed to practice law in the State of Washington. Such arbitrator shall be neutral within the meaning of the Commercial Rules of Dispute Resolution of the American Arbitration Association; provided, however, that the arbitration shall not be administered by the American Arbitration Association. Any challenge to the neutrality of the arbitrator shall be resolved by the arbitrator whose decision shall be final and conclusive. The arbitration shall be administered and conducted by the arbitrator pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association. The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction.

2020 PROXY STATEMENT	A-15

APPENDIX A

21. Limitation on Liability.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

(a) The Non-Issuance of Shares.    The non-issuance or sale of Shares (including under Section 17 above) as to which the Company has been unable, or the Administrator deems it infeasible, to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b) Tax Consequences.    Any tax consequence realized by any Participant, Employee, Awardee or other person due to the receipt, vesting, exercise or settlement of any Option or other Award granted hereunder or due to the transfer of any Shares issued hereunder. The Participant is responsible for, and by accepting an Award under the Plan agrees to bear, all taxes of any nature that are legally imposed upon the Participant in connection with an Award, and the Company does not assume, and will not be liable to any party for, any cost or liability arising in connection with such tax liability legally imposed on the Participant. In particular, Awards issued under the Plan may be characterized by the Internal Revenue Service (the “IRS”) as “deferred compensation” under the Code resulting in additional taxes, including in some cases interest and penalties. In the event the IRS determines that an Award constitutes deferred compensation under the Code or challenges any good faith characterization made by the Company or any other party of the tax treatment applicable to an Award, the Participant will be responsible for the additional taxes, and interest and penalties, if any, that are determined to apply if such challenge succeeds, and the Company will not reimburse the Participant for the amount of any additional taxes, penalties or interest that result.

(c) Forfeiture.    The requirement that Participant forfeit an Award, or the benefits received or to be received under an Award, pursuant to any Applicable Law.

22. Unfunded Plan.

Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

A-16

SeattleGenetics® VOTE

## Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

**Votes submitted electronically must be received by 11:59 PM, Eastern Time, on May 14, 2020.**

**Online**
Go to **www.envisionreports.com/SGEN** or scan the QR code – login details are located in the shaded bar below.

**Phone**
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

**Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/SGEN**

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

## Annual Meeting Proxy Card

### A Proposals – The Board of Directors recommend a vote FOR all the director nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Class I Directors:

| | For | Against | Abstain |
|---|---|---|---|
| 01 - David W. Gryska | ☐ | ☐ | ☐ |
| 02 - John A. Orwin | ☐ | ☐ | ☐ |
| 03 - Alpna H. Seth | ☐ | ☐ | ☐ |

### B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

| Date (mm/dd/yyyy) – Please print date below. | Signature 1 – Please keep signature within the box. | Signature 2 – Please keep signature within the box. |
|---|---|---|
| / / | | |

33BM

038068

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SGEN Notice of 2020 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — May 15, 2020 The undersigned hereby appoints Clay B. Siegall and Jean I. Liu, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided below, all the shares of Seattle Genetics, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2020 Annual Meeting of Shareholders of Seattle Genetics, Inc. (the “Meeting”) to be held on Friday, May 15, 2020 at 11:00 a.m. Pacific Time and or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” ALL OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL NO. 1, AND “FOR” PROPOSAL NOS. 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. IN THEIR DISCRETION, THE PROXIES OF THE UNDERSIGNED ARE AUTHORIZED TO VOTE UPON ANY AND ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. (Items to be voted appear on reverse side) Proxy - SEATTLE GENETICS, INC. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/SGEN 2020 Annual Meeting of Seattle Genetics, Inc. Shareholders May 15, 2020 at 11:00 A.M. Pacific Time

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SGEN Notice of 2020 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — May 15, 2020 The undersigned hereby appoints Clay B. Siegall and Jean I. Liu, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided below, all the shares of Seattle Genetics, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2020 Annual Meeting of Shareholders of Seattle Genetics, Inc. (the “Meeting”) to be held on Friday, May 15, 2020 at 11:00 a.m. Pacific Time and or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” ALL OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL NO. 1, AND “FOR” PROPOSAL NOS. 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. IN THEIR DISCRETION, THE PROXIES OF THE UNDERSIGNED ARE AUTHORIZED TO VOTE UPON ANY AND ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. (Items to be voted appear on reverse side) Proxy - SEATTLE GENETICS, INC. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/SGEN 2020 Annual Meeting of Seattle Genetics, Inc. Shareholders May 15, 2020 at 11:00 A.M. Pacific Time